ANNUAL REPORT


[FAMILY WITH PONTOON PLANE]

MARCH 31, 2001        NORTHERN
                      EQUITY FUNDS




TRUST NORTHERN   FOR A LIFETIME OF INVESTING

                                    NORTHERN-SM-
                                    --------
                                     FUNDS

                                           MANAGED BY
                                 [LOGO] NORTHERN TRUST
a MESSAGE from ORIE DUDLEY      [PHOTO OF ORIE DUDLEY]

CHIEF INVESTMENT OFFICER

AS EQUITY INVESTORS, you've endured the hairpin turns and dizzying dips of a roller coaster fiscal year. During the period, historically high levels of volatility and catastrophic losses in the U.S. stock market ultimately led to multi-year lows for every major market throughout the world.

The period began with the implosion of the technology sector, which had been driven to celestial heights by spending prior to Y2K and by investors hoping to cash in on the promise of the ".com" companies. A slowing U.S. economy, disappointing corporate earnings and shrinking demand for technology products prompted investors to refocus on the bottom line. Many who previously were willing to pay almost any price for technology stocks began to unload their holdings. Panic selling resulted in a broad sell-off that in the end, left few sectors untouched.

A period of intense turbulence followed, as anxious investors awaited signs of emerging market trends. Toward the end of 2000, slower-than-expected U.S. economic growth raised fears of recession. In an aggressive attempt to avert recession, the Federal Reserve cut interest rates in January 2001. Many feared, however, that the friendlier monetary policy was instituted too late and that an extended economic down-turn would be unavoidable. Increasingly risk-averse investors turned away from high-valuation, high-expectation stocks, choosing instead traditionally defensive market sectors. As a result, value stocks outperformed their growth counterparts, reversing a long-time trend. Likewise, small capitalization stocks outstripped larger caps.

Despite two additional rate cuts, worried investors began to sell stocks across the board. By the fiscal year-end, all the domestic major market indices had suffered crippling losses. The Nasdaq, widely considered to be a measure of the technology markets, slid 60 percent. Standard & Poor's 500 Index, which provides a broader picture, was down 24 percent. The Dow Jones Industrial Average, a group of 30 stocks particularly sensitive to economic stimuli, lost 13 percent. Because the U.S. represents 25-30 percent of the world's gross domestic product, none of the world markets was immune to U.S. turmoil.

History shows that despite even severe setbacks, the stock market is bound to recover in time and that, by exiting the market, you could put yourself at risk of missing a major market upturn. There are compelling reasons to remain invested today. Overblown valuations have fallen to more appropriate levels; in some cases stocks are undervalued, providing ample investment opportunities. The Federal Reserve continues to stimulate the economy and to add liquidity to the market. A steepening yield curve suggests that the economy may be turning. In addition, the Bush administration's proposed tax reductions are friendly to big business. We believe that U.S. fiscal and monetary policy eventually will achieve traction and that corporate earnings and economic growth will show signs of improvement. Foreign markets should follow suit.

Throughout this difficult time, we encourage you to stay the course of your long-term financial strategy. We firmly believe that in time, your patience, prudence and tenaciousness will be rewarded.

Sincerely,

/s/ Orie Dudley
Orie Dudley
Chief Investment Officer
Northern Trust

                                                                    EQUITY FUNDS
TABLE OF CONTENTS

2     PORTFOLIO MANAGEMENT COMMENTARY

16    STATEMENTS OF ASSETS AND LIABILITIES

18    STATEMENTS OF OPERATIONS

20    STATEMENTS OF CHANGES IN NET ASSETS

24    FINANCIAL HIGHLIGHTS

      SCHEDULES OF INVESTMENTS

      34       GLOBAL COMMUNICATIONS FUND

      36       GROWTH EQUITY FUND

      39       GROWTH OPPORTUNITIES FUND

      41       INCOME EQUITY FUND

      44       INTERNATIONAL GROWTH EQUITY FUND

      46       INTERNATIONAL SELECT EQUITY FUND

      48       LARGE CAP VALUE FUND

      50       MID CAP GROWTH FUND

      53       SELECT EQUITY FUND

      55       SMALL CAP GROWTH FUND

      57       SMALL CAP INDEX FUND

      83       SMALL CAP VALUE FUND

      96       STOCK INDEX FUND

      104      TECHNOLOGY FUND

106   NOTES TO THE FINANCIAL STATEMENTS

111   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

112   TAX INFORMATION


                                NOT FDIC INSURED
                       May lose value / No bank guarantee

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Northern Funds Distributors, LLC, an independent third party.


                                     NORTHERN FUNDS ANNUAL REPORT 1 EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
GLOBAL COMMUNICATIONS FUND

Two major factors affected performance during the period. First, expectations for growth of communications services providers and equipment makers slowed dramatically, due to a global liquidity crunch and the concurrent slowdown of several major economies, particularly that of the United States. Second, the historically high valuations of many communications companies were dramatically reduced, as expectations of future growth slowed.

Significant changes to asset allocation included moves away from higher-growth, higher-valuation names toward more stable, slower-growing companies providing local telephone and broadcasting services. Nevertheless, the Fund considerably underperformed the S&P 500 and Morgan Stanley High Tech 35 indices. These broader indices were generally less concentrated in telecommunications stocks, which were among the worst-performing market sectors.

Through much of fiscal 2001 we focused on companies with high growth rates and strong management. We attempted to find companies that were both service providers and equipment makers and to diversify by subsectors. We also attempted to own stock of equipment makers that were most leveraged to the high-growth service providers. For instance, if we believed that Qwest Communications' building of its high-speed fiber optic network would be successful, we would have invested in both of the large suppliers to Qwest.

As market volatility turned decidedly downward, we sought capital preservation through lower-risk, lower potential-reward names. Our sell strategy was consistent; generally we sold shares of companies whose financial results or business developments were below expectations. In addition, the Nasdaq correction prompted us to systematically remove many stocks with high valuations from the portfolio.

In fiscal 2002 we believe that the technology and communications markets will continue to be volatile, but trade in a much narrower range. We believe potential returns are likely to be modest, and expect that company valuations and the proper timing of sector allocations will be the largest drivers of returns. In the near term, we will look for signs of improving business conditions in a number of communications markets and will make portfolio changes when we believe valuations are too expensive.

FUND MANAGERS

[PHOTO OF MICHAEL E. EGGLY AND KEN TUREK]

MICHAEL E. EGGLY
WITH NORTHERN TRUST
SINCE 1999

KEN TUREK
WITH NORTHERN TRUST
SINCE 1985

FUND STATISTICS

INCEPTION DATE: May 15, 2000
TOTAL NET ASSETS: $36 million
NET ASSET VALUE: $4.17
WALL STREET JOURNAL ABBREVIATION: GlbCommun
TICKER SYMBOL: NOGCX
3-YEAR BETA: NA
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

SINCE INCEPTION                         (58.30)%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Technology stocks may be very volatile and mutual funds which concentrate in one market sector are generally riskier than more diversified strategies.

Foreign securities may involve additional risk, including social and political instability, reduced market liquidity and currency volatility.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Global             Morgan Stanley     S&P
                       Communications     High Tech          500
                       Fund               35 Index           Index
5/15/2000              $10,000            $10,000            $10,000
3/31/2001               $4,170             $5,367             $8,076

The Morgan Stanley High Tech 35 Index is an unmanaged index that tracks the performance of stocks within the technology sector. The Index figures do not reflect any fees or expenses.

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

EQUITY FUNDS 2 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
GROWTH EQUITY FUND

The past fiscal year was characterized by a dramatic retreat in the broad equity markets led largely by the technology-laden Nasdaq. In addition to technology stocks, other high-expectation sectors suffered, as concerns about the direction of the economy and, therefore, earnings growth rates dampened investor enthusiasm.

During the period we reduced exposure to the technology arena. Within our large capitalization universe, we favored mid- rather than mega-cap issues, and sought stocks with better valuations and a higher degree of earnings consistency. We increased exposure to the defense industry as we foresee continued momentum in revenue growth.

Recently, the Federal Reserve has sought to head off a possible recession through a friendlier monetary policy and lower interest rates. In spite of these accommodations, the equity market continues to sputter. We are inclined to believe that the Fed's efforts ultimately will be successful, however, and that economic and earnings growth will reaccelerate in the latter half of 2001. In the meantime, it may be difficult for the broad equity averages to sustain any meaningful advance. We believe, therefore, that stock selection will be the dominant driver of performance in the near term.

Going forward, we will continue to favor energy and financial sector names. We also intend to continue to focus on increasing diversification, a tactic that should help to reduce the impact of any company-specific events that might occur in this often surprising market cycle.

FUND MANAGERS

[PHOTO OF JON D. BRORSON AND JOHN J. ZIELINSKI]

JON D. BRORSON
WITH NORTHERN TRUST
SINCE 1996

JOHN J. ZIELINSKI
WITH NORTHERN TRUST
SINCE 1980

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $944 million
NET ASSET VALUE: $15.90
WALL STREET JOURNAL ABBREVIATION: GrEq
TICKER SYMBOL: NOGEX
3-YEAR BETA: 1.11
DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                     (27.23)%
THREE YEAR                                     5.02%
FIVE YEAR                                     13.89%
AVERAGE ANNUAL SINCE INCEPTION                14.42%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Growth Equity      S&P 500
                       Fund               Index
 4/1/1994              $10,000            $10,000
3/31/1995              $10,686            $11,554
3/31/1996              $13,390            $15,259
3/31/1997              $14,962            $18,284
3/31/1998              $22,151            $27,053
3/31/1999              $27,634            $32,054
3/31/2000              $35,261            $37,802
3/31/2001              $25,661            $29,612

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                     NORTHERN FUNDS ANNUAL REPORT 3 EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
GROWTH OPPORTUNITIES FUND

The equity markets exhibited significant volatility during the period due to a variety of factors. Excessive valuations in many sectors simply could not be justified by earnings expectations, resulting in a broad sell-off in technology and other stocks. Small capitalization stocks in general were weighed down by a combination of high valuations and slow-to-no earnings growth. Hardest hit were the so-called "new economy" names that were valued on a price-to-revenue basis, but saw no prospects of profit-making. Companies with fast-growing earnings trends and high price-to-earnings ratios also saw their stock prices suffer considerably.

The Fund's benchmark, the Russell 2500 Index, was down 13.5 percent for the fiscal year, while the Russell 2500 Growth Index was down 41.6 percent. Value stocks steadily outperformed their growth counterparts, reversing a multi-year trend with the Russell 2500 Value Index actually posting a robust gain of 13.1 percent over the past year.

Fearing that its earlier efforts to cool the economy by slowing gross domestic product (GDP) growth may have resulted in recession, the Fed began a series of short-term interest rate cuts in January 2001. Nevertheless, we believe it may be too late to avert a downturn in the economy in the intermediate term. Despite our concerns, we are employing a "barbell" type of approach to management. We have begun to focus part of the portfolio on equities that could benefit from an economic recovery later in the year, while continuing to emphasize companies that are expected to post steady and highly predictable earnings, even in tough economic environments. These stocks are being combined with early-cycle consumer stocks, producer durables, and materials and processing equities, which should begin to discount an economic recovery within the next 12 to 18 months. Given the market's recent sell-off, we are finding attractively priced stocks with great fundamentals that, in our view, have the potential for excellent price appreciation over the next few years.

FUND MANAGER

[PHOTO OF DAVID H. BURSHTAN]

DAVID H.
BURSHTAN
WITH NORTHERN TRUST
SINCE 1999

FUND STATISTICS

INCEPTION DATE: September 26, 2000
TOTAL NET ASSETS: $54 million
NET ASSET VALUE: $6.22
WALL STREET JOURNAL ABBREVIATION: GrthOpps
TICKER SYMBOL: NTGOX
3-YEAR BETA: NA
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

SINCE INCEPTION                     (37.80)%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Small and mid-sized company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

At times, the Fund may make significant investments in Initial Public Offerings (IPOs), which may involve high volatility, low liquidity and high transaction costs.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Growth Opportunities    Russell
                       Fund                    2500 Index
9/26/2000              $10,000                 $10,000
3/31/2001              $6,220                  $8,799

The Russell 2500 Index is an unmanaged index that tracks the performance of the 2,500 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Index figures do not reflect any fees or expenses.

EQUITY FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

                                                                   EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
INCOME EQUITY FUND

Depending on your point of view and the composition of your portfolio, the market either came to its senses or threw the baby out with the bath water during the annual period ended March 31, 2001. Technology stocks were replaced by utilities in the performance derby, growth managers yielded the spotlight to value managers and "risk tolerance" became more than just a catchy phrase.

A significantly underweighted position in telecommunications and technology stocks--which virtually imploded during the fiscal year--was primarily responsible for the Fund's outperformance of its benchmark, the Merrill Lynch All U.S. Convertibles Index. The Fund slipped 7.54 percent for the period, compared with a loss of 21.84 percent for the Index.

During the fiscal year, the Fund was overweighted in the energy, consumer, financial and utility sectors. The Fund also held a greater than normal cash position for most of this time. Going forward, we are actively looking for opportunities to commit cash to securities that meet our criteria for income and potential total return. Currently, the new issue market is almost non-existent, so we must concentrate on secondary issues. Our working hypothesis is that the trend line of the economy and the markets is likely to resemble an extended "W," rather than the consensus view, a "V," which would indicate a quick recovery. This ultimately should lead to a more balanced economic expansion and a broader-based market, even if the timing is more extended than many would like.

FUND MANAGER

[PHOTO OF THEODORE T. SOUTHWORTH]

THEODORE T.
SOUTHWORTH
WITH NORTHERN TRUST
SINCE 1984

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $171 million
NET ASSET VALUE: $11.07
WALL STREET JOURNAL ABBREVIATION: IncEq
TICKER SYMBOL: NOIEX
3-YEAR BETA: 0.56
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                     (7.54)%
THREE YEAR                                    3.47%
FIVE YEAR                                    10.67%
AVERAGE ANNUAL SINCE INCEPTION               10.76%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                                          Merrill Lynch
                       Income Equity      All U.S.
                       Fund               Convertibles Index
 4/1/1994              $10,000            $10,000
3/31/1995              $10,221            $10,325
3/31/1996              $12,312            $12,853
3/31/1997              $14,083            $14,191
3/31/1998              $18,453            $18,367
3/31/1999              $18,565            $19,428
3/31/2000              $22,111            $27,828
3/31/2001              $20,443            $21,750

The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades. The Index figures do not reflect any fees or expenses.

                                     NORTHERN FUNDS ANNUAL REPORT 5 EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
INTERNATIONAL GROWTH EQUITY FUND

This past year saw the boom in technology, media and telecommunications (TMT) stocks turn into pervasive gloom about the sector and prospects for U.S. and global economic growth. Spurred by the plunge of the Nasdaq in March 2000 and escalating oil prices, concerns about TMT dominated the first half of the fiscal year. With little room for disappointment in light of its generally rich valuations, the sector performed poorly overall when investors refocused their attention on so-called "old economy" stocks.

The Fund's underweighted position in TMT helped drive performance during the first half of the period. Then, hoping to take advantage of falling valuations, we increased the portfolio's exposure to TMT. However, successive profit warnings and earnings downgrades took a further toll on the sector and the Fund as well. Finally, despite aggressive U.S. interest rate cuts and the easing of monetary policies elsewhere in the world, broadly deteriorating prospects for earnings growth resulted in indiscriminate selling of TMT stocks.

We believe that the future looks brighter for international equities now that valuations are at levels commensurate with historic market troughs recorded during times of crisis. It appears likely that the international markets will refocus on domestic issues. In Japan, the return to a zero interest rate policy and stronger support of the banks are important steps in the long-term rehabilitation of the economy. In addition, the end of deflation could have a profound impact upon Japanese consumer and investor confidence. In Europe, valuations are currently attractive. Easing of monetary policy by the European Central Bank over the summer is the most likely catalyst for a re-rating of European stocks. Going forward, we intend to place more emphasis on individual stock selection.

FUND MANAGER

[PHOTO OF ANDREW PARRY]

ANDREW PARRY
WITH NORTHERN TRUST
SINCE 2000

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $408 million
NET ASSET VALUE: $9.05
WALL STREET JOURNAL ABBREVIATION: IntlGrEq
TICKER SYMBOL: NOIGX
3-YEAR BETA: 0.73
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                (26.69)%
THREE YEAR                                2.66%
FIVE YEAR                                 6.14%
AVERAGE ANNUAL SINCE INCEPTION            5.18%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Foreign securities may involve additional risk, including social and political instability, reduced market liquidity and currency volatility.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       International
                       Growth Equity      MSCI
                       Fund               EAFE Index
 4/1/1994              $10,000            $10,000
3/31/1995               $9,730            $10,608
3/31/1996              $10,570            $11,916
3/31/1997              $10,849            $12,089
3/31/1998              $13,162            $14,338
3/31/1999              $14,884            $15,208
3/31/2000              $19,425            $19,023
3/31/2001              $14,239            $14,101


The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The Index figures do not reflect any fees or expenses.

EQUITY FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
INTERNATIONAL SELECT EQUITY FUND

During the fiscal year the boom in technology, media and telecommunications
(TMT) stocks turned into pervasive gloom about the sector and prospects for U.S. and global economic growth. The plunge of the Nasdaq in March 2000 and escalating oil prices raised concerns about TMT that dominated the international markets during the first half of the period. With little room for disappointment in light of generally rich valuations, the sector performed poorly overall when investors turned their attentions to so-called "old economy" stocks.

The Fund's underweighted position in TMT helped drive performance during the first half of the period. Hoping to take advantage of falling valuations, we later increased the portfolio's exposure to TMT. Successive profit warnings and earnings downgrades, however, took a further toll on the sector and the Fund as well. Finally, despite aggressive U.S. interest rate cuts and the easing of monetary policies elsewhere in the world, broadly deteriorating prospects for earnings growth resulted in indiscriminate selling of TMT stocks.

We believe that the future looks brighter for international equities now that valuations are at levels commensurate with historic market troughs recorded during times of crisis. It appears likely that the international markets will refocus on domestic issues. In Japan, the return to a zero interest rate policy and stronger support of the banks are important steps in the long-term rehabilitation of their economy. In addition, the end of deflation could have a profound impact upon Japanese consumer and investor confidence. In Europe, valuations are currently attractive. Easing of monetary policy by the European Central Bank is the most likely catalyst for a re-rating of European stocks.

The future of the emerging markets will be decided largely by U.S. monetary policy. The Fed's aggressive easing is positive for these markets and we expect to increase the Fund's exposure, particularly to those economies less sensitive to U.S. growth. While China presents attractive opportunities, the recent strain in Sino-American relations is reason for caution. Going forward, we intend to place more emphasis on individual stock selection.

FUND MANAGER

[PHOTO OF ANDREW PARRY]

ANDREW PARRY
WITH NORTHERN TRUST
SINCE 2000

FUND STATISTICS

INCEPTION DATE: April 5, 1994
TOTAL NET ASSETS: $130 million
NET ASSET VALUE: $8.79
WALL STREET JOURNAL ABBREVIATION: IntlSelEq
TICKER SYMBOL: NINEX
3-YEAR BETA: 0.74
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                (24.55)%
THREE YEAR                                2.63%
FIVE YEAR                                 5.56%
AVERAGE ANNUAL SINCE INCEPTION            5.11%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Foreign securities may involve additional risk, including social and political instability, reduced market liquidity and currency volatility.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       International      MSCI EAFE plus
                       Select Equity      Emerging Markets
                       Fund               Free Index
 4/5/1994              $10,000            $10,000
3/31/1995               $9,805            $10,431
3/31/1996              $10,808            $11,767
3/31/1997              $10,598            $12,059
3/31/1998              $13,104            $13,967
3/31/1999              $14,303            $14,494
3/31/2000              $18,772            $18,502
3/31/2001              $14,164            $13,538

The MSCI EAFE Index blended with Emerging Markets Free Index is an unmanaged index comprised of companies representative of developed European and Pacific Basin countries as well as emerging market countries. The Index figures do not reflect any fees or expenses.

                                     NORTHERN FUNDS ANNUAL REPORT 7 EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
LARGE CAP VALUE FUND

"It's different this time." That was the refrain heard throughout 1999 and early 2000 as so-called "new economy" stocks soared to previously unimagined heights. But the speculative bubble in technology burst in March 2000, ushering in a volatile period in which nearly $3.7 trillion of investor wealth disappeared and leading investors back to fundamental analysis.

Throughout the turmoil, our value discipline served the Fund well. Adhering to strict standards for valuations and profitability, the Fund was dramatically underweighted in the high-multiple, technology sector throughout the period. We looked on as spectators while highly regarded, high-expectation companies had their multiples cut 60 percent or more in just a few months' time.

We believe that the economy is in for a continued rough ride. We expect to see increasingly bad financial news over the next several quarters. In addition to the current widespread weakness in technology stocks in the U.S., the impact of higher energy prices is beginning to be felt in Asia and Europe, potentially softening the global economic environment.
Notwithstanding this somber outlook, we are convinced that the precursor for an end to the decline in stock prices is at hand. Experience has taught us that when widespread fear about corporate profits and future stock prices is combined with aggressive easing by the Federal Reserve, there is likely little downside risk in stock prices. We also note that the market is a discounting mechanism and is apt to anticipate improvements in the economy well before they occur. Accordingly, we believe that the stock market at present offers outstanding values for investors with reasonable time horizons.

We are finding real opportunities in the financial services and energy sectors, which are benefiting from accommodating Federal Reserve policies and a disciplined OPEC, respectively. We also continue to favor health care, as demand increases with the aging U.S. population, and raw materials, as several years of production rationalization is beginning to bear fruit. Value stocks should benefit from these macroeconomic trends, and we would encourage conservative investors to increase their equity positions at today's appealing levels.

FUND MANAGERS

[PHOTO OF CARL DOMINO AND M. DAVID ROBERTS]

CARL DOMINO
WITH NORTHERN TRUST
SINCE 2000

M. DAVID ROBERTS
WITH NORTHERN TRUST
SINCE 2000

FUND STATISTICS

INCEPTION DATE: August 3, 2000
TOTAL NET ASSETS: $64 million
NET ASSET VALUE: $10.97
WALL STREET JOURNAL ABBREVIATION: LgCapVal
TICKER SYMBOL: NOLVX
3-YEAR BETA: NA
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

SINCE INCEPTION                         10.14%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Large Cap Value    S&P 500
                       Fund               Index
 8/3/2000              $10,000            $10,000
3/31/2001              $11,014            $8,175

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

EQUITY FUNDS 8 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
MID CAP GROWTH FUND

The shift away from growth stock investing was a major detriment to the Fund's performance during the period. This shift took place across the entire spectrum of market capitalization, with growth stocks significantly underperforming their value counterparts in the small-, mid- and large-capitalization stock universes. The Fund underperformed the S&P MidCap 400 Index, a composite of medium-cap growth and value stocks.

Over the course of the fiscal year, the Fund added to relatively small positions in consumer goods, financials and utilities. Significantly overweighted positions in technology and health care were reduced, although these sectors continued to be a focus of the portfolio because of their above-average growth potential. We also emphasized energy holdings as a play on rising oil and natural gas commodities prices. With the notable exception of energy stocks, we pulled back further on overweighted positions during the second half of the period, careful to avoid overemphasis in any one sector of the economy.

The Fund continued to seek companies with above-average or accelerating revenue and earnings growth, as well as stock price momentum. Against a backdrop of deteriorating economic growth prospects and other factors that favored value stocks, these strategies were not as effective as in previous periods. When growth returns to favor, we believe the Fund will be positioned to perform well against the entire universe of mid cap funds.

FUND MANAGERS

[PHOTO OF THEODORE BRECKEL AND ROBERT COOK]

THEODORE BRECKEL
WITH NORTHERN TRUST
SINCE 1968

ROBERT COOK
WITH NORTHERN TRUST
SINCE 1986

FUND STATISTICS

INCEPTION DATE: March 31, 1998
TOTAL NET ASSETS: $368 million
NET ASSET VALUE: $11.08
WALL STREET JOURNAL ABBREVIATION: MidCpGr
TICKER SYMBOL: NOMCX
3-YEAR BETA: 1.08
DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                (45.42)%
THREE YEAR                               10.10%
AVERAGE ANNUAL SINCE INCEPTION           10.10%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Mid-sized company stocks are generally more volatile than large-company stocks.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Mid Cap            S&P MidCap
                       Growth             400
                       Fund               Index
3/31/1998              $10,000            $10,000
3/31/1999              $11,720            $10,045
3/31/2000              $24,455            $13,871
3/31/2001              $13,347            $12,906

The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Index figures do not reflect any fees or expenses.

                                     NORTHERN FUNDS ANNUAL REPORT 9 EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
SELECT EQUITY FUND

During the past fiscal year, the Fund's sector emphasis traveled from technology to consumer goods, with a stop in health care along the way. This journey was driven by the disastrous performance of technology stocks, a shift in the Federal Reserve Board's interest rate policy and a slowdown in the U.S. economy.

As the fiscal year began, technology shares were starting what would be a price decline of historic proportions. Strict adherence to our sell strategy, which is heavily influenced by a stock's price action, was critical to reducing technology exposure, as well as related positions in the communications sector, which also suffered heavy losses. We turned instead to the health care sector, with an eye toward finding good companies with improving business trends, whose stocks were being rewarded in the marketplace. Many health care stocks fit this profile; by the end of December the Fund's exposure to the sector had been quadrupled.

We also increased exposure to consumer stocks in anticipation of the Federal Reserve's reversal of its tight monetary policy. These companies are typically among the first to respond positively to improving economic conditions resulting from lower interest rates. Consumer stocks were the portfolio's largest sector commitment by the end of March 2001.

While the Fund's growth bias has contributed greatly to its long-term success, it did not serve the Fund well last year. The peak in technology prices coincided with a shift in investor preferences from growth to value stocks. This trend gained momentum as the economy weakened. As a result, the Fund underperformed its benchmark, the S&P 500 Index, which is composed of both value and growth stocks.

We are very optimistic about the fiscal year 2001. The Federal Reserve's current policy is bullish for the stock market. Consumer-oriented growth stocks usually perform well in falling interest rate environments. We continue to be committed to retail as well as media stocks. As the economy improves--as we believe it will--we expect to find more opportunities in these and other industries.

FUND MANAGER

[PHOTO OF ROBERT N. STREED]

ROBERT N. STREED
WITH NORTHERN TRUST
SINCE 1990

FUND STATISTICS

INCEPTION DATE: April 6, 1994
TOTAL NET ASSETS: $415 million
NET ASSET VALUE: $20.08
WALL STREET JOURNAL ABBREVIATION: SelEq
TICKER SYMBOL: NOEQX
3-YEAR BETA: 1.04
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                (35.32)%
THREE YEAR                               10.00%
FIVE YEAR                                18.17%
AVERAGE ANNUAL SINCE INCEPTION           17.77%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Select Equity      S&P 500
                       Fund               Index
 4/6/1994              $10,000            $10,000
3/31/1995              $10,818            $11,554
3/31/1996              $13,601            $15,259
3/31/1997              $15,724            $18,284
3/31/1998              $23,544            $27,053
3/31/1999              $30,320            $32,054
3/31/2000              $48,446            $37,802
3/31/2001              $31,334            $29,612

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

EQUITY FUNDS 10 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
SMALL CAP GROWTH FUND

The equity markets exhibited significant volatility due to a variety of factors. Excessive valuations in many sectors simply could not be justified by earnings expectations, resulting in a broad sell-off of technology and other stocks during the period. Small capitalization stocks in general were weighed down by a combination of high valuations and slow-to-no earnings growth. Hardest hit were the so-called "new economy" names that were valued on a price-to-revenue basis, but saw no prospects of profit-making. Companies with fast-growing earnings trends and high price-to-earnings ratios also saw their stock prices suffer considerably.

The widespread selling of small cap growth stocks during the period drove the Fund down 41.38 percent, compared to the 15.33 percent loss of its benchmark Russell 2000 Index, but in line with the 39.8 percent loss of the Russell 2000 Growth Index. Meanwhile, reversing a multi-year trend, small cap value stocks steadily outperformed their growth counterparts, resulting in a robust gain of 19.5 percent for the Russell 2000 Value Index for the fiscal year.

Fearing that its earlier efforts to cool the economy by slowing GDP (gross domestic product) growth may have resulted in recession, the Fed began a series of short-term interest rate cuts in January 2001. Nevertheless, we believe it may be too late to avert a downturn in the economy in the intermediate term.

Despite our concerns, we are employing a "barbell" type of approach to management. We have begun to focus part of the portfolio on equities that could benefit from an economic recovery later in the year, while continuing to emphasize companies that are expected to post steady and highly predictable earnings, even in tough economic environments. These stocks are being coupled with early-cycle consumer stocks, producer durables and materials and processing equities, which should begin to discount an economic recovery within the next 12 to 18 months. Given the market's recent sell-off, we are finding attractively priced stocks with great fundamentals that, in our view, have the potential for excellent price appreciation over the next few years.

FUND MANAGER

[PHOTO OF DAVID H. BURSHTAN]

DAVID H. BURSHTAN
WITH NORTHERN TRUST
SINCE 1999

FUND STATISTICS

INCEPTION DATE: September 30, 1999
TOTAL NET ASSETS: $256 million
NET ASSET VALUE: $9.34
WALL STREET JOURNAL ABBREVIATION: SmCpGr
TICKER SYMBOL: NSGRX
3-YEAR BETA: NA
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                (41.38)%
SINCE INCEPTION                           8.58%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Small Cap         Russell 2000
                       Growth Fund       Index
9/30/1999              $10,000           $10,000
3/31/2000              $19,305           $12,683
3/31/2001              $11,316           $10,739

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Index figures do not reflect any fees or expenses.

NORTHERN FUNDS ANNUAL REPORT 11 EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
SMALL CAP INDEX FUND

Small capitalization stocks, as represented by the Russell 2000 Index, slipped 15.33 percent during the annual period ended March 31, 2001. By comparison, large cap stocks, as measured by the S&P 500 Index, lost 21.67 percent during the same period.

As of March 31, 2001, the market capitalization of companies in the Russell 2000 Index ranged from $0.95 million to $3 billion. The median company size was $292 million, while the average company size was $434.5 million.

The Russell 2000 Index was reconstituted on June 30, 2000, with the Russell Company announcing the constituents of the Russell 2000 universe based on the market cap as of May 31. As a result, it now represents approximately 7.2 percent of the Russell 3000 Index. Of the new additions to the Russell 2000 Index this year, 250 were initial public offerings. The Northern Small Cap Index Fund was rebalanced to replicate the new universe of the Russell 2000 Index as of June 30, 2000.

FUND MANAGER

[PHOTO OF BARBARA TUSZYNSKA]

BARBARA
TUSZYNSKA

WITH NORTHERN TRUST
SINCE 1998

FUND STATISTICS

INCEPTION DATE: September 3, 1999
TOTAL NET ASSETS: $83 million
NET ASSET VALUE: $7.13
WALL STREET JOURNAL ABBREVIATION: SmCapIdx
TICKER SYMBOL: NSIDX
3-YEAR BETA: NA
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                (15.07)%
SINCE INCEPTION                           2.93%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Small Cap          Russell 2000
                       Index Fund         Index
9/13/1999              $10,000            $10,000
3/31/2000              $12,322            $12,686
3/31/2001              $10,465            $10,742

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Index figures do not reflect any fees or expenses.

EQUITY FUNDS 12 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
SMALL CAP VALUE FUND

Small capitalization stocks, as measured by the Russell 2000 Index, outperformed large cap stocks, as measured by the S&P 500 Index, by more than six percent for the 12-month period ended March 31, 2001. Small cap returns were negatively impacted by sharp declines in the technology sector, while financial and energy stocks helped limit the downside for this asset class. Overall, small cap value stocks underperformed their growth counterparts by a margin of more than 59 percent for the period.

Although similar to the Russell 2000 Index in terms of sector allocation, the Fund's smaller capitalization and value bias helped it to outperform its benchmark. Efforts to minimize the Fund's overall portfolio risk, in addition to its sector-neutral strategy, however, contributed negatively to the Fund's return.

We employ a proprietary, quantitative model to help identify small cap stocks that are out of favor with the marketplace. Purchases and sales are driven solely by measurable, fundamental factors. Going forward, we will continue to rely on the model to select stocks with the desired value and capitalization characteristics.

FUND MANAGER

[PHOTO OF SUSAN J. FRENCH]

SUSAN J. FRENCH
WITH NORTHERN TRUST
SINCE 1986

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $178 million
NET ASSET VALUE: $9.63
WALL STREET JOURNAL ABBREVIATION: SmCpVal
TICKER SYMBOL: NOSGX
3-year beta: 0.73
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                (0.74)%
THREE YEAR                              (0.41)%
FIVE YEAR                                9.67%
AVERAGE ANNUAL SINCE INCEPTION          10.25%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Small Cap          Russell 2000
                       Value Fund         Index
 4/1/1994              $10,000            $10,000
3/31/1995              $10,060            $10,552
3/31/1996              $12,474            $13,617
3/31/1997              $14,031            $14,313
3/31/1998              $20,035            $20,326
3/31/1999              $15,336            $17,022
3/31/2000              $19,938            $23,369
3/31/2001              $19,790            $19,787

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Index figures do not reflect any fees or expenses.

                                    NORTHERN FUNDS ANNUAL REPORT 13 EQUITY FUNDS

EQUITY FUNDS
PORTFOLIO MANAGEMENT COMMENTARY
STOCK INDEX FUND

For the 12-month period ended March 31, 2001, large capitalization stocks, as represented by the S&P 500 Index, slipped 21.67 percent, underperforming their small cap counterparts, which were down 15.33 percent for the period, as measured by the Russell 2000 Index.

As designed, the Fund's annual return closely tracked that of the benchmark S&P 500 Index. The difference was due primarily to expenses charged to the Fund and the inability to invest cash admissions until the following morning.

There were 59 additions and deletions to the S&P 500 Index during the trailing 12-month period, all of which were incorporated into the portfolio. Going forward, we will continue to follow a passive strategy designed to provide returns that closely track those of its benchmark.

PORTFOLIO MANAGER

[PHOTO OF LUCY QUINTANA]

LUCY QUINTANA
JOHNSTON
WITH NORTHERN TRUST
SINCE 1997

FUND STATISTICS

INCEPTION DATE: October 7, 1996
TOTAL NET ASSETS: $442 million
NET ASSET VALUE: $14.40
WALL STREET JOURNAL ABBREVIATION: StkIdx
TICKER SYMBOL: NOSIX
3-YEAR BETA: 1.00
DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                (21.93)%
THREE YEAR                                2.54%
AVERAGE ANNUAL SINCE INCEPTION           12.82%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                       Stock Index        S&P 500
                       Fund               Index
10/7/1996              $10,000            $10,000
3/31/1997              $10,819            $11,124
3/31/1998              $15,921            $16,459
3/31/1999              $18,749            $19,502
3/31/2000              $21,986            $22,999
3/31/2001              $17,165            $18,016

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, nor does Standard & Poor's guarantee the accuracy and/or completeness of the S&P 500 Composite Stock Index or any data included therein. Standard & Poor's makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500 or any data included therein. Standard & Poor's makes no express or implied warranties and expressly disclaims all such warranties of merchantability of fitness for a particular purpose for use with respect to the S&P 500 or any data included therein.

EQUITY FUNDS 14 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

PORTFOLIO MANAGEMENT COMMENTARY
TECHNOLOGY FUND

Technology stock prices unraveled throughout much of fiscal 2001. The declines were driven by investors' gradual realization that by early 2000 valuations had reached unsustainable levels and, later in the year, by the economic contraction that significantly slowed investment in information technology products and services.

The Fund's performance lagged its benchmark Morgan Stanley High Tech 35 Index, due principally to the Fund's greater exposure to high-expectation, higher-valued stocks, at a time in which investor appetite for these issues soured. In response to steady increases in risk aversion within the market, we cut sharply our exposure to emerging growth companies in newer, less-developed markets, such as business-to-business e-commerce, next generation communications equipment providers and Web application/Web services companies.

On the purchase side, we added exposure to more defensive areas, such as data processing companies and companies that target products and services to the consumer. To add a bit of incremental return, we did a modest amount of covered call option writing, which resulted in added small, but positive, returns.

The sharp decline in technology stocks over the past year is the unfortunate effect of baseless, overblown expectations. The currently challenging economic environment is clouding the near-term prospects for all technology companies and creating a very near-term focus in the minds of investors. Over time, as the economic uncertainties abate, the focus of investors should again become more long-term, and stock prices should reflect future growth opportunities.

Two key factors will be important over this fiscal year. First, we will be watching for signs that the economic downturn is relenting and allowing companies' management to provide more optimistic guidance. Secondly, we will be watching to see how long it takes for investor confidence in technology shares to be rebuilt. As these factors begin to show signs of improving, we will be willing to back away from our fairly conservative posture and take more risk in the portfolio.

FUND MANAGERS

[PHOTO OF GEORGE J. GILBERT, JOHN B. LEO AND MICHAEL E. EGGLY]

GEORGE J. GILBERT
WITH NORTHERN TRUST
SINCE 1980

JOHN B. LEO
SINCE 1984

MICHAEL E. EGGLY
SINCE 1999

FUND STATISTICS

INCEPTION DATE: April 1, 1996
TOTAL NET ASSETS: $771 million
NET ASSET VALUE: $13.02
WALL STREET JOURNAL ABBREVIATION: Technly
TICKER SYMBOL: NTCHX
3-YEAR BETA: 2.00
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/01

ONE YEAR                                (66.87)%
THREE YEAR                               14.88%
AVERAGE ANNUAL SINCE INCEPTION           22.84%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Technology stocks may be very volatile and mutual funds which concentrate in one market sector are generally riskier than more diversified strategies.

Visit northernfunds.com for the most recent performance information.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[CHART]

                                          Morgan Stanley
                       Technology         High Tech 35
                       Fund               Index
 4/1/1996              $10,000            $10,000
3/31/1997              $12,080            $11,232
3/31/1998              $18,439            $17,215
3/31/1999              $33,183            $32,411
3/31/2000              $84,379            $67,552
3/31/2001              $27,956            $33,403

The Morgan Stanley High Tech 35 Index is an unmanaged index that tracks the performance of stocks within the technology sector. The Index figures do not reflect any fees or expenses.

                                    NORTHERN FUNDS ANNUAL REPORT 15 EQUITY FUNDS

EQUITY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

  AMOUNTS IN THOUSANDS,               GLOBAL          GROWTH          GROWTH          INCOME     INTERNATIONAL   INTERNATIONAL
  EXCEPT PER SHARE DATA           COMMUNICATIONS   EQUITY FUND     OPPORTUNITIES   EQUITY FUND       GROWTH          SELECT
                                       FUND                            FUND                        EQUITY FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
  ASSETS:
  Investments, at cost                   $ 59,752        $841,112         $56,328        $165,383       $446,431        $137,329
  Investments, at value                  $ 36,351        $937,943         $54,672        $169,455       $404,576        $129,180
  Cash and foreign currencies                   1               1               -               1            214               -
  Income receivable                            28             680              12             655          1,544             529
  Receivable for foreign tax                    -               -               -               -            543             255
    withheld
  Receivable for securities sold              594          25,988           1,653           1,400         21,197          10,187
  Receivable for fund shares sold             325             354               2             139          3,961           1,320
  Receivable from Investment                   11              32               5               6             22               9
    adviser
  Prepaid and other assets                     18              19               5               6             16               5
  Total Assets                             37,328         965,017          56,349         171,662        432,073         141,485
---------------------------------------------------------------------------------------------------------------------------------
  LIABILITIES:
  Cash overdraft                                -               -             131               -              -           3,111
  Outstanding options written, at               -               -               -               -              -               -
    value (premium received
    $1,880)
  Payable for securities purchased          1,096          16,205           2,233               -         14,704           2,907
  Payable for fund shares redeemed            135           4,511             205             285          6,210           5,662
  Accrued investment advisory fees              8             154              10              27             83              26
  Accrued administration fees                   1              27               2               5             12               4
  Accrued custody and accounting                4              10               3               5             28              33
    fees
  Accrued transfer agent fees                   1              18               1               3              8               3
  Accrued registration fees and                33             101              24              21          2,944              12
    other liabilities
  Total Liabilities                         1,278          21,026           2,609             346         23,989          11,758
---------------------------------------------------------------------------------------------------------------------------------
  Net Assets                             $ 36,050        $943,991         $53,740        $171,316       $408,084        $129,727
---------------------------------------------------------------------------------------------------------------------------------
  ANALYSIS OF NET ASSETS:
  Capital stock                          $105,347        $847,937         $76,532        $166,963       $535,875        $175,012
  Accumulated undistributed net               (24)              -             (28)             45            798             160
    investment income (loss)
  Accumulated undistributed net           (45,872)           (671)        (21,108)            236        (86,737)        (37,268)
    realized gains (losses) on
    investments, options, futures
    contracts and foreign
    currency transactions
  Net unrealized appreciation             (23,401)         96,725          (1,656)          4,072        (42,205)         (8,236)
    (depreciation) on
    investments, options, futures
    contracts and foreign
    currency transactions
  Net unrealized gains on                       -               -               -               -            353              59
    translation of other assets
    and liabilities denominated
    in foreign currencies
  Net Assets                             $ 36,050        $943,991         $53,740        $171,316       $408,084        $129,727
---------------------------------------------------------------------------------------------------------------------------------
  SHARES OUTSTANDING ($.0001 PAR            8,635          59,370           8,645          15,473         45,051          14,745
    VALUE, UNLIMITED
    AUTHORIZATION)

  NET ASSET VALUE, REDEMPTION AND        $   4.17        $  15.90         $  6.22        $  11.07       $   9.05        $   8.79
    OFFERING PRICE PER SHARE
---------------------------------------------------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 16 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

        LARGE CAP       MID CAP          SELECT        SMALL CAP       SMALL CAP       SMALL CAP         STOCK        TECHNOLO GY
        VALUE FUND     GROWTH FUND     EQUITY FUND     GROWTH FUND     INDEX FUND      VALUE FUND      INDEX FUND         FUND
---------------------------------------------------------------------------------------------------------------------------------
          $67,002        $419,179        $442,109       $260,056         $92,850        $196,417        $351,404      $1,107,888
          $67,272        $372,678        $420,221       $262,298         $83,196        $187,042        $443,455      $  784,054
                7               -               -              -               -             530               -               1
               57             154             266             20              88              87             372             356
                -               -               -              -               -               -               -               -
            3,854           8,122          21,297         10,508              62           4,622             219          30,339
            1,249             139             787            427              67             908             445             826
                6              14              13             10              19               -               7              30
                2              15              23              8              38               6              18              13
           72,447         381,122         442,607        273,271          83,470         193,195         444,516         815,619
 --------------------------------------------------------------------------------------------------------------------------------
                -               -               -            633               -               -               -               -
                -               -               -              -               -               -               -             624
            8,405          10,900          24,231         16,743               -          14,967               -          40,235
                -           1,596           3,250            123              15              69           2,654           2,842
                9              62              68             49               8              28              34             158
                2              11              12              7               2               5              13              24
                8              17               -             12               3               7               -              19
                1               7               8              5               2               3               8              16
               38              62              26             23              22              19              23             262
            8,463          12,655          27,595         17,595              52          15,098           2,732          44,180
 --------------------------------------------------------------------------------------------------------------------------------
          $63,984        $368,467        $415,012       $255,676         $83,418        $178,097        $441,784      $  771,439
 --------------------------------------------------------------------------------------------------------------------------------
          $63,433        $535,126        $486,665       $434,761         $95,979        $176,517        $355,521      $1,693,322
              146               -               -              -              73             283              36               -
              135        (120,158)        (49,765)      (181,327)         (2,962)         10,637          (5,308)       (599,305)
              270         (46,501)        (21,888)         2,242          (9,672)         (9,340)         91,535        (322,578)
                -               -               -              -               -               -               -               -
          $63,984        $368,467        $415,012       $255,676         $83,418        $178,097        $441,784      $  771,439
 --------------------------------------------------------------------------------------------------------------------------------
            5,835          33,269          20,667         27,362          11,699          18,499          30,684          59,296
          $ 10.97        $  11.08        $  20.08       $   9.34         $  7.13        $   9.63        $  14.40      $    13.02
 --------------------------------------------------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 17 EQUITY FUNDS

EQUITY FUNDS
STATEMENTS OF OPERATIONS

                                          GLOBAL                      GROWTH                       INTERNATIONAL     INTERNATIONAL
                                       COMMUNICATIONS    GROWTH     OPPORTUNITIES      INCOME          GROWTH            SELECT
AMOUNTS IN THOUSANDS                     FUND (1)     EQUITY FUND    FUND (2)       EQUITY FUND     EQUITY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
  Dividend income                       $     67      $   9,450       $     78        $  4,082        $   8,819 (3)     $  3,101 (4)
  Interest income                            411          1,828            180           2,778            2,193              689
    Total Investment Income                  478         11,278            258           6,860           11,012            3,790
------------------------------------------------------------------------------------------------------------------------------------
  EXPENSES:
  Investment advisory fees                   798         12,369            318           1,927            7,667            2,613
  Administration fees                         96          1,855             40             289              958              327
  Custody and accounting fees                 87            226             40              71              727              303
  Transfer agent fees                         64          1,237             26             193              639              218
  Registration fees                           24            108             34              28               56               37
  Professional fees                           52             54             40              11               24                9
  Trustee fees and expenses                    4             28              4               4               11                3
  Other                                        8             72             39              21               71               57
------------------------------------------------------------------------------------------------------------------------------------
  Total Expenses:                          1,133         15,949            541           2,544           10,153            3,567
    Less voluntary waivers of
      investment advisory fees              (128)        (1,855)           (53)           (289)          (1,278)            (435)
    Less expenses reimbursed by
      investment adviser                    (176)        (1,725)          (158)           (327)            (889)            (410)
  Net Expenses                               829         12,369            330           1,928            7,986            2,722
------------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)              (351)        (1,091)           (72)          4,932            3,026            1,068
------------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED
  GAINS (LOSSES):
  Net realized gains (losses) on:
    Investments                          (45,872)           514        (21,108)         11,110          (86,042)         (37,213)
    Options                                    -              -              -               -                -                -
    Futures contracts                          -            811              -               -                -                -
    Foreign currency transactions             (1)             -              -               -             (506)            (103)
  Net change in unrealized               (23,401)      (365,490)        (1,656)        (31,146)         (86,781)         (15,931)
    appreciation (depreciation)
    on investments, options,
    futures contracts and
    foreign currency
    transactions
  Net change in unrealized gains               -              -              -               -              420               59
    on translation of other
    assets and liabilities
    denominated in foreign
    currencies
  Net Gains (Losses) on                  (69,274)      (364,165)       (22,764)        (20,036)        (172,909)         (53,188)
    Investments
------------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET        $(69,625)     $(365,256)      $(22,836)       $(15,104)       $(169,883)        $(52,120)
    ASSETS RESULTING FROM
    OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON MAY 15, 2000.
(2) COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 26, 2000.
(3) NET OF $1,046 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.
(4) NET OF $333 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.


SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 18 NORTHERN FUNDS ANNUAL REPORT

                                     FOR THE YEAR OR PERIOD ENDED MARCH 31, 2001

       LARGE CAP        MID CAP           SELECT         SMALL CAP        SMALL CAP      SMALL CAP       STOCK        TECHNOLOGY
     VALUE FUND (1)    GROWTH FUND      EQUITY FUND     GROWTH FUND      INDEX FUND     VALUE FUND     INDEX FUND        FUND
 ----------------------------------------------------------------------------------------------------------------------------------
          $284        $     969         $   3,074      $     853         $  1,331       $ 1,806       $   5,729      $     1,045
            58            1,309             1,279            734              175           620             828            8,968
           342            2,278             4,353          1,587            1,506         2,426           6,557           10,013
 ----------------------------------------------------------------------------------------------------------------------------------
           119            6,727             6,161          5,809              612         2,108           3,055           23,675
            18            1,009               770            726              141           263             764            2,959
            52              149               137            176              297            60             164              486
            12              673               514            484               94           176             509            1,972
            32               70                36             75               29            31              41              265
            52               30                12              -                8            11              16              116
             4               14                 3              3                4             3               6               60
             8               54                27             52               12            18              24              320
 ----------------------------------------------------------------------------------------------------------------------------------
           297            8,726             7,660          7,325            1,197         2,670           4,579           29,853
           (18)          (1,009)           (1,797)          (968)            (141)         (615)         (1,018)          (3,946)
          (147)            (990)             (729)          (306)            (445)         (299)           (760)          (1,246)
           132            6,727             5,134          6,051              611         1,756           2,801           24,661
 ----------------------------------------------------------------------------------------------------------------------------------
           210           (4,449)             (781)        (4,464)             895           670           3,756          (14,648)
 ----------------------------------------------------------------------------------------------------------------------------------
           135         (118,844)          (29,836)      (180,449)           9,783        24,770           7,950         (603,504)
             -                -                 -              -                -             -               -              162
             -                -                 -           (154)             (68)       (1,589)         (3,733)           5,042
             -                -                 -              -                -             -               -                -
           270         (252,992)         (184,611)       (43,136)         (26,827)      (25,714)       (131,713)      (1,246,422)
             -                -                 -              -                -             -               -                -
           405         (371,836)         (214,447)      (223,739)         (17,112)       (2,533)       (127,496)      (1,844,722)
 ----------------------------------------------------------------------------------------------------------------------------------
          $615        $(376,285)        $(215,228)     $(228,203)        $(16,217)      $(1,863)      $(123,740)     $(1,859,370)
 ----------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON AUGUST 3, 2000.


SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 19 EQUITY FUNDS

 EQUITY FUNDS
 STATEMENTS OF CHANGES IN NET ASSETS

                                                GLOBAL      GROWTH EQUITY        GROWTH                          INTERNATIONAL
                                            COMMUNICATIONS      FUND          OPPORTUNITIES      INCOME              GROWTH
                                                 FUND                             FUND         EQUITY FUND         EQUITY FUND
  AMOUNTS IN THOUSANDS                         2001 (1)    2001      2000        2001 (2)     2001      2000      2001      2000
---------------------------------------------------------------------------------------------------------------------------------
  OPERATIONS:
  Net investment income (loss)                $  (351) $ (1,091)$   (1,177)       $   (72) $  4,932  $  4,465   $  3,026 $  1,502
  Net realized gains (losses) on              (45,873)    1,325    206,580        (21,108)   11,110    22,120    (86,548) 101,121
    investments, options, futures
    contracts, and foreign currency
    transactions
  Net change in unrealized                    (23,401) (365,490)    80,025         (1,656)  (31,146)    9,788    (86,781)   1,996
    appreciation (depreciation) on
    investments, options, futures
    contracts, and foreign currency
    transactions
  Net change in unrealized gains                    -         -          -              -         -         -        420      (64)
    (losses) on translation of other
    assets and liabilities
    denominated in foreign currencies
  Net Increase (Decrease) in Net              (69,625) (365,256)   285,428        (22,836)  (15,104)   36,373   (169,883) 104,555
    Assets Resulting from Operations
---------------------------------------------------------------------------------------------------------------------------------
  CAPITAL SHARE TRANSACTIONS:
  Shares sold                                 156,197   183,473    152,770         95,156    46,913    16,992    964,092  268,506
  Shares issued upon conversion                     -         -    458,132              -         -   123,163          -  191,041
  Shares from reinvestment of                       -   146,209     74,208              -    23,608     8,858     65,556   39,478
    dividends
  Shares redeemed                             (50,522) (230,291)  (162,282)       (18,580)  (74,984)  (70,056)(1,082,214) (61,461)
  Net Increase (Decrease) in Net              105,675    99,391    522,828         76,576    (4,463)   78,957    (52,566) 437,564
    Assets Resulting from Capital
    Share Transactions
---------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS PAID:
  From net investment income                        -         -       (346)             -    (5,144)   (4,168)    (1,361)       -
  In excess of net investment income                -         -          -              -         -         -          -   (7,849)
  From net realized gains                           -  (159,024)   (79,978)             -   (24,727)   (8,822)   (74,659) (43,373)
  Total Distributions Paid                          -  (159,024)   (80,324)             -   (29,871)  (12,990)   (76,020) (51,222)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET             36,050  (424,889)   727,932         53,740   (49,438)  102,340   (298,469) 490,897
    ASSETS
  NET ASSETS:
  Beginning of year                                 - 1,368,880    640,948              -   220,754   118,414    706,553  215,656
  End of year                                 $36,050  $943,991 $1,368,880        $53,740  $171,316  $220,754   $408,084 $706,553
---------------------------------------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET               $   (24) $      - $        -        $   (28) $     45  $    263   $    798 $   (528)
    INVESTMENT INCOME (LOSS)
---------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON MAY 15, 2000.
(2) COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 26, 2000.


SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 20 NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31

       INTERNATIONAL
          SELECT            LARGE CAP         MID CAP              SELECT                SMALL CAP
        EQUITY FUND         VALUE FUND      GROWTH FUND          EQUITY FUND            GROWTH FUND
      2001       2000         2001 (1)    2001      2000        2001       2000       2001      2000 (2)
 -----------------------------------------------------------------------------------------------------
   $  1,068   $  1,080      $   210    $ (4,449)  $ (2,155)   $   (781)  $ (1,240)  $ (4,464) $   (786)
    (37,316)    46,663          135    (118,844)    96,574     (29,836)    59,938   (180,603)   59,235
    (15,931)    (2,815)         270    (252,992)   191,329    (184,611)   100,136    (43,136)   45,378
         59          6            -           -          -           -          -          -         -
    (52,120)    44,934          615    (376,285)   285,748    (215,228)   158,834   (228,203)  103,827
 ------------------------------------------------------------------------------------------------------

    172,409    125,966       64,643     273,693    551,606     259,011    259,271    210,617   463,651
          -          -            -           -          -           -          -          -         -
     26,276     20,063           10      75,484      2,107      53,268      9,848     47,336       549
   (238,941)   (29,324)      (1,220)   (374,230)   (55,614)   (139,091)   (89,448)  (266,198)  (16,730)
    (40,256)   116,705       63,433     (25,053)   498,099     173,188    179,671     (8,245)  447,470
 ------------------------------------------------------------------------------------------------------

     (3,539)    (3,177)         (64)          -          -           -          -          -         -
          -       (126)           -           -          -           -          -          -         -
    (31,570)   (25,637)           -     (89,313)    (2,107)    (67,524)   (12,459)   (58,487)     (686)
    (35,109)   (28,940)         (64)    (89,313)    (2,107)    (67,524)   (12,459)   (58,487)     (686)
 ------------------------------------------------------------------------------------------------------
   (127,485)   132,699       63,984    (490,651)   781,740    (109,564)   326,046   (294,935)  550,611

    257,212    124,513            -     859,118     77,378     524,576    198,530    550,611         -
   $129,727   $257,212      $63,984    $368,467   $859,118    $415,012   $524,576   $255,676  $550,611
 ------------------------------------------------------------------------------------------------------
   $    160   $  2,664      $   146    $      -   $      -    $      -   $      -   $      -  $      1
 ------------------------------------------------------------------------------------------------------


(1) COMMENCED INVESTMENT OPERATIONS ON AUGUST 3, 2000.
(2) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 30, 1999.


SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 21 EQUITY FUNDS

  EQUITY FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    SMALL CAP           SMALL CAP            STOCK              TECHNOLOGY
                                                    INDEX FUND          VALUE FUND          INDEX FUND              FUND
  AMOUNTS IN THOUSANDS                            2001     2000 (1)   2001      2000      2001      2000      2001       2000
--------------------------------------------------------------------------------------------------------------------------------
  OPERATIONS:
  Net investment income (loss)                  $   895  $    561   $    670  $  1,247   $  3,756 $  2,854   $(14,648)$  (12,476)
  Net realized gains (losses) on                  9,715    11,959     23,181    43,456      4,217   26,454   (598,300)   595,002
    investments, options, futures
    contracts, and foreign currency
    transactions
  Net change in unrealized appreciation         (26,827)   15,367    (25,714)   23,825   (131,713)  33,711 (1,246,422)   667,237
    (depreciation) on investments, options,
    futures contracts, and foreign currency
    transactions
  Net change in unrealized gains (losses) on          -         -          -         -          -        -          -          -
    translation of other assets and liabilities
    denominated in foreign currencies
    Net Increase (Decrease) in Net Assets       (16,217)   27,887     (1,863)   68,528   (123,740)  63,019 (1,859,370) 1,249,763
        Resulting from Operations
--------------------------------------------------------------------------------------------------------------------------------
  CAPITAL SHARE TRANSACTIONS:
  Shares sold                                    23,838     3,529     82,946    78,615    148,283  127,722    863,178  1,179,134
  Shares issued upon conversion                       -   142,973          -         -          -  271,446          -    359,270
  Shares from reinvestment of dividends          23,323     1,399     42,289    16,641     18,935    1,967    416,486    116,860
  Shares redeemed                               (36,963)  (60,332)   (94,130) (207,601)  (108,901) (82,187)  (998,228)  (272,507)
    Net Increase (Decrease) in Net Assets        10,198    87,569     31,105  (112,345)    58,317  318,948    281,436  1,382,757
    Resulting from Capital Share
    Transactions
--------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS PAID:
  From net investment income                       (812)     (342)      (601)   (1,822)    (3,825)  (2,756)         -          -
  In excess of net investment income                  -         -          -         -          -        -          -          -
  From net realized gains                       (23,463)   (1,402)   (50,752)  (18,587)   (34,575)  (2,666)  (493,377)  (133,479)
    Total Distributions Paid                    (24,275)   (1,744)   (51,353)  (20,409)   (38,400)  (5,422)  (493,377)  (133,479)
--------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS       (30,294)  113,712    (22,111)  (64,226)  (103,823) 376,545 (2,071,311) 2,499,041
    NET ASSETS:
    Beginning of year                           113,712         -    200,208   264,434    545,607  169,062  2,842,750    343,709
    End of year                                 $83,418  $113,712   $178,097  $200,208   $441,784 $545,607   $771,439 $2,842,750
--------------------------------------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED                     $    73  $    204   $    283  $    216   $     36 $    105   $      - $        -
    NET INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 3, 1999.


SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 22 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
THIS PAGE INTENTIONALLY LEFT BLANK







                                    NORTHERN FUNDS ANNUAL REPORT 23 EQUITY FUNDS

EQUITY FUNDS
FINANCIAL HIGHLIGHTS

                                               GLOBAL
                                           COMMUNICATIONS
                                                FUND                              GROWTH EQUITY FUND
SELECTED PER SHARE DATA                        2001(1)       2001           2000         1999           1998           1997
--------------------------------------------------------- --------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD         $10.00       $25.55          $21.94     $18.62          $13.93           $13.15

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

  Net investment income                            --           --            0.01       0.02            0.03             0.08

  Net realized and unrealized gains
    (losses) on investments, options,
    futures contracts and foreign
    currency transactions                       (5.83)       (6.62)           5.61       4.51            6.36             1.49

    Total Income (Loss) from
      Investment Operations                     (5.83)       (6.62)           5.62       4.53            6.39             1.57
------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:

    From net investment income                     --           --           (0.01)     (0.02)          (0.03)           (0.08)

    From net realized gains                        --        (3.03)          (2.00)     (1.19)          (1.67)           (0.71)

       Total Distributions Paid                    --        (3.03)          (2.01)     (1.21)          (1.70)           (0.79)
------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                $4.17       $15.90          $25.55     $21.94          $18.62           $13.93
------------------------------------------------------------------------------------------------------------------------------

  TOTAL RETURN (2)                             (58.30)%     (27.23)%         27.60%     24.72%          48.06%           11.72%

  SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands,
    end of period                             $36,050     $943,991      $1,368,880   $640,948        $479,782         $302,605

  Ratio to average net assets of: (3)

    Expenses, net of waivers and
      reimbursements                             1.30%        1.00%           1.00%      1.00%           1.00%            1.00%

    Expenses, before waivers and
      reimbursements                             1.77%        1.29%           1.30%      1.30%           1.30%            1.33%

    Net investment income (loss), net of
      waivers and reimbursements                (0.55)%      (0.09)%         (0.12)%     0.08%           0.18%            0.56%

    Net investment income (loss), before
      waivers and reimbursements                (1.02)%      (0.38)%         (0.42)%    (0.22)%         (0.12)%           0.23%

  Portfolio Turnover Rate                      195.12%       58.89%          88.01%     49.67%          73.85%           67.34%


(1)  COMMENCED INVESTMENT OPERATIONS ON MAY 15, 2000.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


EQUITY FUNDS 24 NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31

                                              GROWTH
                                            OPPORTUNITIES                           INCOME EQUITY FUND
  SELECTED PER SHARE DATA                       2001(1)        2001          2000         1999          1998         1997
--------------------------------------------------------- --------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD          $10.00         $14.26       $12.73        $13.81        $11.81      $11.59

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

  Net investment income                             --           0.34         0.31          0.46          0.45        0.44

  Net realized and unrealized gains
    (losses) on investments, options and
    futures contracts                            (3.78)         (1.39)        2.02         (0.41)         3.02        1.19

    Total Income (Loss) from
      Investment Operations                      (3.78)         (1.05)        2.33          0.05          3.47        1.63
------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:

    From net investment income                      --          (0.35)       (0.29)        (0.48)        (0.44)      (0.44)
    From net realized gains                         --          (1.79)       (0.51)        (0.65)        (1.03)      (0.97)

       Total Distributions Paid                     --          (2.14)       (0.80)        (1.13)        (1.47)      (1.41)
------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                 $6.22         $11.07       $14.26        $12.73        $13.81      $11.81
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN(2)                               (37.80)%        (7.54)%      19.10%         0.67%        31.00%      14.42%

  Supplemental Data and Ratios:

  Net assets, in thousands,
    end of period                              $53,740       $171,316     $220,754      $118,414      $117,562     $77,102

  Ratio to average net assets of: (3)

    Expenses, net of waivers and
      reimbursements                              1.25%          1.00%        1.00%         1.00%         1.00%       1.00%

    Expenses, before waivers and
      reimbursements                              2.05%          1.32%        1.34%         1.35%         1.37%       1.42%

    Net investment income (loss), net of
      waivers and reimbursements                 (0.27)%         2.55%        2.44%         3.54%         3.53%       3.71%

    Net investment income (loss), before
      waivers and reimbursements                 (1.07)%         2.23%        2.10%         3.19%         3.16%       3.29%

  Portfolio Turnover Rate                       218.08%         74.17%      125.49%        79.95%        81.24%      72.04%

(1)  COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 26, 2000.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


                                    NORTHERN FUNDS ANNUAL REPORT 25 EQUITY FUNDS

EQUITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       INTERNATIONAL GROWTH EQUITY FUND

  SELECTED PER SHARE DATA                                    2001          2000         1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                        $14.32        $12.57       $11.66        $10.05        $10.23

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

  Net investment income                                       0.06          0.26         0.13          0.09          0.09

  Net realized and unrealized gains (losses) on
    investments, options, futures contracts and
    foreign currency transactions                            (3.62)         3.37         1.36          1.98          0.18

    Total Income (Loss) from Investment
      Operations                                             (3.56)         3.63         1.49          2.07          0.27
------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:
------------------------------------------------------------------------------------------------------------------------------

    From net investment income                               (0.03)           --           --         (0.07)        (0.09)

    From net realized gains                                  (1.68)        (1.68)       (0.46)        (0.29)        (0.23)

    In excess of net investment income                          --         (0.20)       (0.12)        (0.10)           --

    In excess of accumulated net realized gains
      on investment transactions                                --            --           --            --         (0.13)

      Total Distributions Paid                               (1.71)        (1.88)       (0.58)        (0.46)        (0.45)
------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Year                               $9.05        $14.32       $12.57        $11.66        $10.05
------------------------------------------------------------------------------------------------------------------------------

  TOTAL RETURN (1)                                          (26.69)%       30.51%       13.04%        21.34%         2.61%

  SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands,
    end of year                                           $408,084      $706,553     $215,656      $178,210      $165,892

  Ratio to average net assets of:

    Expenses, net of waivers and
      reimbursements                                          1.25%         1.25%        1.25%         1.25%         1.25%

    Expenses, before waivers and
      reimbursements                                          1.59%         1.58%        1.62%         1.62%         1.63%

    Net investment income, net of
      waivers and reimbursements                              0.47%         0.35%        0.52%         0.79%         0.78%

    Net investment income, before
      waivers and reimbursements                              0.13%         0.02%        0.15%         0.42%         0.40%

  Portfolio Turnover Rate                                   185.77%       155.57%      177.89%       145.02%       190.94%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


EQUITY FUNDS 26 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEAR ENDING MARCH 31

                                                                        INTERNATIONAL SELECT EQUITY FUND

  SELECTED PER SHARE DATA                                      2001         2000         1999          1998         1997
------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                        $14.56        $12.98       $12.52         $10.37       $10.73

  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

  Net investment income                                       0.12          0.37         0.04           0.22         0.04

  Net realized and unrealized gains (losses) on
    investments, options, futures contracts and
    foreign currency transactions                            (3.36)         3.57         1.08           2.19        (0.25)

    Total Income (Loss) from Investment
      Operations                                             (3.24)         3.94         1.12           2.41        (0.21)
------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS PAID:

    From net investment income                               (0.26)        (0.27)          --          (0.16)       (0.03)

    From net realized gains                                  (2.27)        (2.09)       (0.65)            --           --

    In excess of net investment income                          --            --        (0.01)         (0.10)       (0.04)

    In excess of accumulated net realized gains
      on investment transactions                                --            --           --             --        (0.08)

      Total Distributions Paid                               (2.53)        (2.36)       (0.66)         (0.26)       (0.15)
------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Year                               $8.79        $14.56       $12.98         $12.52       $10.37
------------------------------------------------------------------------------------------------------------------------------

  TOTAL RETURN (1)                                          (24.55)%       31.25%        9.16%         23.74%       (1.95)%

  SUPPLEMENTAL DATA AND RATIOS:

  Net assets, in thousands,
    end of year                                           $129,727      $257,212     $124,513       $117,618     $108,944

  Ratio to average net assets of:

    Expenses, net of waivers and
      reimbursements                                          1.25%         1.25%        1.25%          1.25%        1.25%

    Expenses, before waivers and
      reimbursements                                          1.64%         1.61%        1.66%          1.64%        1.66%

    Net investment income, net of
      waivers and reimbursements                              0.49%         0.62%        0.38%          0.29%        0.47%

    Net investment income (loss), before
      waivers and reimbursements                              0.10%         0.26%       (0.03)%        (0.10)%       0.06%

    Portfolio Turnover Rate                                 185.60%       145.46%      168.19%         98.22%       97.60%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS


                                    NORTHERN FUNDS ANNUAL REPORT 27 EQUITY FUNDS

EQUITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  LARGE CAP
                                                                  VALUE FUND                     MID CAP GROWTH FUND
  SELECTED PER SHARE DATA                                           2001(1)              2001           2000         1999(2)
------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00             $24.33          $11.72        $10.00
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                               0.06                 --              --            --
  Net realized and unrealized
    gains (losses) on investments, options and
    futures contracts                                                 0.95             (10.48)          13.50          1.72
    Total Income (Loss) from Investment
      Operations                                                      1.01             (10.48)          13.50          1.72
------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS PAID:
    From net investment income                                       (0.04)                --              --            --
    From net realized gains                                             --              (2.77)          (0.89)           --
      Total Distributions Paid                                       (0.04)             (2.77)          (0.89)           --
------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                    $10.97             $11.08          $24.33        $11.72
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (3)                                                  10.14%           (45.42)%         108.66%        17.19%
  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
    end of period                                                  $63,984           $368,467        $859,118       $77,378
  Ratio to average net assets of: (4)
    Expenses, net of waivers and
      reimbursements                                                 1.10%              1.00%           1.00%         1.00%
    Expenses, before waivers and
      reimbursements                                                 2.48%              1.29%           1.31%         1.65%
    Net investment income (loss), net of
      waivers and reimbursements                                     1.76%            (0.66)%         (0.61%)       (0.51)%
    Net investment income (loss), before
      waivers and reimbursements                                     0.38%            (0.95)%         (0.92)%       (1.16)%
  Portfolio Turnover Rate                                           52.59%            342.05%         156.49%       173.39%
------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON AUGUST 3, 2000.
(2) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS MARCH 31,
    1998.
(3) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(4) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS

EQUITY FUNDS 28 NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31

                                                                                   SELECT EQUITY FUND
  SELECTED PER SHARE DATA                                       2001         2000          1999          1998        1997
------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                           $35.87       $23.33        $19.16         $14.55      $13.12
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                            --           --            --           0.02        0.02
  Net realized and unrealized
    gains (losses) on investments, options and
    futures contracts                                          (11.83)       13.66          5.40           6.81        2.05
    Total Income (Loss) from Investment
      Operations                                               (11.83)       13.66          5.40           6.83        2.07
------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS PAID:
    From net investment income                                     --           --         (0.01)         (0.02)      (0.02)
    From net realized gains                                     (3.96)       (1.12)        (1.22)         (2.20)      (0.62)
      Total Distributions Paid                                  (3.96)       (1.12)        (1.23)         (2.22)      (0.64)
------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Year                                 $20.08       $35.87        $23.33         $19.16      $14.55
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (1)                                           (35.32)%       59.78%        28.79%         49.71%      15.64%
  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
    end of year                                              $415,012     $524,576      $198,530       $126,536     $63,677
  Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements                                            1.00%        1.00%         1.00%          1.00%       1.00%
    Expenses, before waivers and
      reimbursements                                            1.49%        1.52%         1.54%          1.58%       1.67%
    Net investment income (loss), net of
      waivers and reimbursements                              (0.15)%      (0.41)%       (0.15)%          0.15%       0.21%
    Net investment loss, before
      waivers and reimbursements                              (0.64)%      (0.93)%       (0.69)%        (0.43)%     (0.46)%
  Portfolio Turnover Rate                                     259.07%      153.06%        87.73%        148.55%      72.68%
------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS

                                    NORTHERN FUNDS ANNUAL REPORT 29 EQUITY FUNDS

EQUITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                             SMALL CAP GROWTH FUND SMALL CAP INDEX FUND
SELECTED PER SHARE DATA                                                    2001         2000(1)          2001        2000(2)
------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                                    $19.21        $10.00          $12.15      $10.00
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                                       --            --            0.09        0.05
  Net realized and unrealized gains (losses) on
    investments, options and futures contracts                             (7.58)         9.28           (1.98)       2.25
    Total Income (Loss) from Investment
      Operations                                                           (7.58)         9.28           (1.89)       2.30
------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS PAID:
    From net investment income                                                --            --           (0.10)      (0.03)
    From net realized gains                                                (2.29)        (0.07)          (3.03)      (0.12)
      Total Distributions Paid                                             (2.29)        (0.07)          (3.13)      (0.15)
------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                           $9.34        $19.21           $7.13      $12.15
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (3)                                                      (41.38)%        93.05%        (15.07)%      23.22%
  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period                               $255,676      $550,611         $83,418    $113,712
  Ratio to average net assets of: (4)
    Expenses, net of waivers and
      reimbursements                                                       1.25%         1.25%           0.65%       0.65%
    Expenses, before waivers and
      reimbursements                                                       1.51%         1.52%           1.27%       1.08%
    Net investment income (loss), net of
      waivers and reimbursements                                         (0.92)%       (0.68)%           0.95%       0.76%
    Net investment income (loss), before
      waivers and reimbursements                                         (1.18)%       (0.95)%           0.33%       0.33%
  Portfolio Turnover Rate                                                419.38%       127.56%          65.16%      57.01%
------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON
    SEPTEMBER 30, 1999.
(2) COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 3, 1999.
(3) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(4) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS

EQUITY FUNDS 30 NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31

                                                                                SMALL CAP VALUE FUND
  SELECTED PER SHARE DATA                                 2001            2000         1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                     $14.62          $12.32       $16.76         $12.31         $11.58
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                    0.05            0.09         0.04           0.03           0.07
  Net realized and unrealized gains
    (losses) on investments, options and
    futures contracts                                     (0.32)           3.46        (3.93)          5.14           1.37
    Total Income (Loss) from Investment
      Operations                                          (0.27)           3.55        (3.89)          5.17           1.44
------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS PAID:
    From net investment income                            (0.06)          (0.11)       (0.01)         (0.04)         (0.06)
    From net realized gains                               (4.66)          (1.14)       (0.54)         (0.68)         (0.65)
      Total Distributions Paid                            (4.72)          (1.25)       (0.55)         (0.72)         (0.71)
------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Year                            $9.63          $14.62       $12.32         $16.76         $12.31
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (1)                                      (0.74)%          30.01%     (23.46)%         42.71%         12.48%
  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
    end of year                                        $178,097        $200,208     $264,434       $368,579       $197,113
  Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements                                      1.00%           1.00%        1.00%          1.00%          1.00%
    Expenses, before waivers and
      reimbursements                                      1.52%           1.53%        1.52%          1.53%          1.54%
    Net investment income, net of
      waivers and reimbursements                          0.38%           0.46%        0.25%          0.28%          0.54%
    Net investment income (loss), before
      waivers and reimbursements                        (0.14)%         (0.07)%      (0.27)%        (0.25)%          0.00%
  Portfolio Turnover Rate                                76.89%          28.97%       18.74%         18.59%         18.92%
------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS

                                    NORTHERN FUNDS ANNUAL REPORT 31 EQUITY FUNDS

EQUITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    STOCK INDEX FUND
  SELECTED PER SHARE DATA                                   2001          2000           1999           1998         1997(1)
------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                     $20.09        $17.34         $15.03         $10.74        $10.00
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                                      0.13          0.13           0.16           0.15          0.08
  Net realized and unrealized gains (losses) on
    investments, options and futures contracts              (4.42)         2.85           2.49           4.80          0.74
    Total Income (Loss) from Investment
      Operations                                            (4.29)         2.98           2.65           4.95          0.82
------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS PAID:
    From net investment income                              (0.13)        (0.13)         (0.17)         (0.15)        (0.07)
    From net realized gains                                 (1.27)        (0.10)         (0.17)         (0.51)        (0.01)
      Total Distributions Paid                              (1.40)        (0.23)         (0.34)         (0.66)        (0.08)
------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                           $14.40        $20.09         $17.34         $15.03        $10.74
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (2)                                       (21.93)%        17.27%         17.78%         47.11%         8.21%
  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period                $441,784      $545,607       $169,062        $93,907       $35,840
  Ratio to average net assets of: (3)
    Expenses, net of waivers and
      reimbursements                                        0.55%         0.55%          0.55%          0.55%         0.55%
    Expenses, before waivers and
      reimbursements                                        0.90%         0.93%          1.00%          1.18%         2.23%
    Net investment income, net of
      waivers and reimbursements                            0.74%         0.77%          1.10%          1.23%         1.92%
    Net investment income, before
      waivers and reimbursements                            0.39%         0.39%          0.65%          0.60%         0.24%
  Portfolio Turnover Rate                                  11.15%        12.01%          2.46%         32.06%        64.94%
------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON OCTOBER 7, 1996.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS

EQUITY FUNDS 32 NORTHERN FUNDS ANNUAL REPORT

                                   FOR THE FISCAL YEAR OR PERIOD ENDING MARCH 31

                                                                                    TECHNOLOGY FUND
  SELECTED PER SHARE DATA                                   2001          2000           1999           1998         1997(1)
------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                     $65.81        $29.99         $17.11         $11.95        $10.00
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net realized and unrealized gains (losses) on
    investments, options and futures contracts             (40.28)        41.56          13.55           6.06          2.10
    Total Income (Loss) from Investment
      Operations                                           (40.28)        41.56          13.55           6.06          2.10
------------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS PAID:
    From net realized gains                                (12.51)        (5.74)         (0.67)         (0.90)        (0.15)
      Total Distributions Paid                             (12.51)        (5.74)         (0.67)         (0.90)        (0.15)
------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                           $13.02        $65.81         $29.99         $17.11        $11.95
------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN (2)                                       (66.87)%       154.28%         79.97%         52.62%        20.82%
  SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period                $771,439    $2,842,750       $343,709       $104,389       $43,754
  Ratio to average net assets of: (3)
    Expenses, net of waivers and
      reimbursements                                        1.25%         1.25%          1.23%          1.25%         1.25%
    Expenses, before waivers and
      reimbursements                                        1.51%         1.50%          1.53%          1.59%         2.02%
    Net investment loss, net of
      waivers and reimbursements                          (0.74)%       (1.05)%        (0.87)%        (0.96)%       (0.75)%
    Net investment loss, before
      waivers and reimbursements                          (1.00)%       (1.30)%        (1.17)%        (1.30)%       (1.52)%
  Portfolio Turnover Rate                                 180.30%       156.37%         61.01%         74.75%        67.89%
------------------------------------------------------------------------------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON APRIL 1, 1996.
(2) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
SEE NOTES TO THE FINANCIAL STATEMENTS

                                    NORTHERN FUNDS ANNUAL REPORT 33 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
GLOBAL COMMUNICATIONS FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-86.6%
  ADVERTISING - 0.9%
     Omnicom Group, Inc.                               4,000             $   331
  ---------------------------------------------------------------------------------------
  COMPUTERS - 4.6%
     Brocade Communications System, Inc. *             7,000                 146
     Dell Computer Corp. *                            14,000                 360
     Palm, Inc. *                                     50,950                 428
     Sun Microsystems, Inc. *                         47,980                 738
  ---------------------------------------------------------------------------------------
                                                                           1,672
  ---------------------------------------------------------------------------------------
  INTERNET - 1.6%
     Exodus Communications, Inc. *                    23,590                 254
     Riverstone Networks, Inc. *                      35,000                 326
  ---------------------------------------------------------------------------------------
                                                                             580
  ---------------------------------------------------------------------------------------
  MEDIA - 13.2%
     AOL Time Warner, Inc. *                          27,500               1,104
     Cablevision Systems Corp. *                      10,000                 704
     Cablevision Systems Corp. - Rainbow Media         5,000                 130
        Group *
     Charter Communications, Inc. *                   45,000               1,018
     Clear Channel Communications, Inc. *              7,000                 381
     Comcast Corp., Class A *                         19,000                 797
     COX Radio, Inc., Class A *                       10,000                 210
     Hispanic Broadcasting Corp. *                    10,000                 191
     USA Networks, Inc. *                             10,000                 239
  ---------------------------------------------------------------------------------------
                                                                           4,774
  ---------------------------------------------------------------------------------------
  SEMICONDUCTORS - 8.5%
     Agere Systems, Inc., Class A *                  119,400                 738
     Anadigics, Inc. *                                16,000                 212
     Analog Devices, Inc. *                           16,000                 580
     ARM Holdings PLC ADR *                           27,805                 382
     Broadcom Corp. *                                  3,000                  87
     Conexant Systems, Inc. *                         19,500                 174
     Marvell Technology Group Ltd. *                   8,000                  96
     Texas Instruments, Inc.                          15,000                 465
     Triquint Semiconductor, Inc. *                   13,000                 193
     Vitesse Semiconductor Corp. *                     5,000                 119
  ---------------------------------------------------------------------------------------
                                                                           3,046
  ---------------------------------------------------------------------------------------
  TELECOMMUNICATIONS - 57.8%
     America Movil SA de CV *                         25,000                 366
     AT&T Wireless Group *                            55,000               1,055
     BellSouth Corp.                                  14,500                 593
     Broadwing, Inc.                                  22,000                 421
     China Unicom Ltd. *                             100,000                 108
     China Unicom Ltd. ADR *                          15,163                 164
     CIENA Corp. *                                    21,690                 903
     Cisco Systems, Inc. *                            37,810                 598
     COLT Telecom Group PLC ADR *                      9,020                 383
     Comverse Technology, Inc. *                      15,030                 885
     Corning, Inc.                                     7,030                 145
     Global Crossing Ltd. *                           38,325                 517
     JDS Uniphase Corp. *                             19,052                 351
     Leap Wireless International, Inc. *              20,140                 565
     Lucent Technologies, Inc.                        50,000                 499
     Metromedia Fiber Network, Inc. *                 79,230                 434
     Motorola, Inc.                                   80,500               1,148
     Nokia OYJ ADR                                    65,000               1,560
     Nortel Networks Corp.                            42,194                 593
     NTT DoCoMo, Inc.                                     16                 278
     Oni Systems Corp. *                              30,210                 589
     QUALCOMM, Inc. *                                  7,500                 425
     Qwest Communications International, Inc. *       41,000               1,437
     RF Micro Devices, Inc. *                         15,000                 175
     SBC Communications, Inc.                         24,000               1,071
     Scientific-Atlanta, Inc.                         23,170                 964
     Sprint Corp. (FON Group)                         31,000                 682
     Sprint Corp. (PCS Group) *                       42,000                 798
     Tellabs, Inc. *                                  23,300                 948
     Time Warner Telecom, Inc. *                      10,000                 364
     Verizon Communications, Inc.                     22,500               1,109
     Vodafone Group PLC ADR                           13,000                 353
     XO Communications, Inc. *                        50,000                 350
  ---------------------------------------------------------------------------------------
                                                                          20,831
-----------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
-----------------------------------------------------------------------------------------
  (COST $54,199)                                                          31,234


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 34 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                     PRINCIPAL
                                                       AMOUNT            VALUE
                                                       (000S)            (000S)
  CONVERTIBLE BONDS-1.8%
  INTERNET
     Exodus Communications, Inc.
        5.25%, 2/15/08                               $ 1,000             $  659
-----------------------------------------------------------------------------------------
  TOTAL CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------
  (COST $1,000)                                                             659


  CORPORATE BONDS-0.9%
  TELECOMMUNICATIONS
     CIENA Corp.
        3.75%, 2/1/08                                   400                 305
-----------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
-----------------------------------------------------------------------------------------
  (COST $400)                                                               305



  SHORT-TERM INVESTMENTS-11.5%
     National Australia Bank, Grand Cayman,
       Eurodollar Time Deposit
        5.44%, 4/2/01                                 4,153               4,153
-----------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------
  (COST $4,153)                                                           4,153



-----------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 100.8%
-----------------------------------------------------------------------------------------
  (COST $59,752)                                                         36,351
     Liabilities less Other Assets -
       (0.8)%                                                              (301)
-----------------------------------------------------------------------------------------
  NET ASSETS-100%                                                      $ 36,050


* NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 35 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
GROWTH EQUITY FUND

                                                      NUMBER             VALUE
                                                     OF SHARES           (000S)
  COMMON STOCKS-96.3%
  ADVERTISING - 0.8%
     Lamar Advertising Co., Class A *                200,000             $  7,350
  -------------------------------------------------------------------------------------------
  AEROSPACE/DEFENSE - 2.5%
     Lockheed Martin Corp.                           187,000                6,667
     United Technologies Corp.                       232,200               17,020
  -------------------------------------------------------------------------------------------
                                                                           23,687
  -------------------------------------------------------------------------------------------
  AUTO MANUFACTURERS - 0.9%
     General Motors Corp.                            171,000                8,866
  -------------------------------------------------------------------------------------------
  BANKS - 2.7%
     Fifth Third Bancorp                             176,600                9,437
     Wells Fargo & Co.                               319,500               15,806
  -------------------------------------------------------------------------------------------
                                                                           25,243
  -------------------------------------------------------------------------------------------
  BEVERAGES - 2.7%
     Anheuser-Busch Cos., Inc.                       146,000                6,706
     PepsiCo, Inc.                                   421,200               18,512
  -------------------------------------------------------------------------------------------
                                                                           25,218
  -------------------------------------------------------------------------------------------
  COMPUTERS - 2.7%
     Affiliated Computer Services, Inc.,              44,000                2,856
        Class A *
     Compaq Computer Corp.                           164,000                2,985
     Computer Sciences Corp. *                        76,700                2,481
     Electronic Data Systems Corp.                   132,000                7,373
     EMC Corp. *                                     171,600                5,045
     McData Corp.                                      6,316                  119
     Sun Microsystems, Inc. *                        327,200                5,029
  -------------------------------------------------------------------------------------------
                                                                           25,888
  -------------------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 11.7%
     American Express Co.                            266,500               11,007
     Citigroup, Inc.                                 584,200               26,277
     Fannie Mae                                      151,600               12,067
     Freddie Mac                                     110,500                7,164
     Household International, Inc.                   280,400               16,611
     MBNA Corp.                                      357,500               11,833
     Merrill Lynch & Co., Inc.                       124,000                6,870
     Morgan Stanley Dean Witter & Co.                171,100                9,154
     Providian Financial Corp.                       194,600                9,545
  -------------------------------------------------------------------------------------------
                                                                          110,528
  -------------------------------------------------------------------------------------------
  ELECTRIC - 2.7%
     Duke Energy Corp.                               217,000                9,275
     Mirant Corp. *                                  150,000                5,325
     NiSource, Inc.                                  338,500               10,534
  -------------------------------------------------------------------------------------------
                                                                           25,134
  -------------------------------------------------------------------------------------------
  ELECTRONICS - 1.2%
     Flextronics International Ltd. *                160,000                2,400
     Sanmina Corp. *                                 145,000                2,837
     Solectron Corp. *                               306,000                5,817
  -------------------------------------------------------------------------------------------
                                                                           11,054
  -------------------------------------------------------------------------------------------
  ENERGY-ALTERNATE SOURCES - 1.0%
     El Paso Corp.                                   151,500                9,893
  -------------------------------------------------------------------------------------------
  FOREST PRODUCTS & PAPER - 1.0%
     International Paper Co.                         261,100                9,420
  -------------------------------------------------------------------------------------------
  HEALTHCARE-PRODUCTS - 3.2%
     Guidant Corp.                                   213,800                9,619
     Henry Schein, Inc. *                            100,500                3,693
     Johnson & Johnson Co.                           130,800               11,441
     Medtronic, Inc.                                 110,700                5,064
  -------------------------------------------------------------------------------------------
                                                                           29,817
  -------------------------------------------------------------------------------------------
  HEALTHCARE-SERVICES - 0.9%
     Tenet Healthcare Corp. *                        196,000                8,624
  -------------------------------------------------------------------------------------------
  INSURANCE - 3.2%
     American International Group, Inc.              235,650               18,970
     Gallagher, Arthur J. & Co.                      182,000                5,041
     Marsh & McLennan Cos., Inc.                      67,300                6,396
  -------------------------------------------------------------------------------------------
                                                                           30,407
  -------------------------------------------------------------------------------------------
  INTERNET - 0.4%
     Schwab (Charles) Corp.                          264,000                4,071
  -------------------------------------------------------------------------------------------
  MEDIA - 5.3%
     AOL Time Warner, Inc. *                         382,400               15,353
     Clear Channel Communications, Inc. *            153,500                8,358
     Comcast Corp., Class A                          235,500                9,876
     Disney (The Walt) Co.                           215,000                6,149
     USA Networks, Inc. *                            420,000               10,054
  -------------------------------------------------------------------------------------------
                                                                           49,790
  -------------------------------------------------------------------------------------------
  MINING - 0.8%
     Alcoa, Inc.                                     203,000                7,298
  -------------------------------------------------------------------------------------------
  MISCELLANEOUS MANUFACTURING - 7.4%
     Danaher Corp.                                   215,200               11,741
     General Electric Co.                            794,500               33,258


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 36 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                      NUMBER             VALUE
                                                     OF SHARES           (000S)
  COMMON STOCKS-96.3% - CONTINUED
  MISCELLANEOUS MANUFACTURING - 7.4% - (CONTINUED)
     Minnesota Mining & Manufacturing Co.             87,500             $  9,091
     Tyco International Ltd.                         357,000               15,433
  -------------------------------------------------------------------------------------------
                                                                           69,523
  -------------------------------------------------------------------------------------------
  OIL & GAS - 0.8%
     Ensco International, Inc.                       202,200                7,077
  -------------------------------------------------------------------------------------------
  OIL & GAS PRODUCERS - 3.3%
     Chevron Corp.                                   106,800                9,377
     Exxon Mobil Corp.                               151,800               12,296
     Royal Dutch Petroleum Co. ADR                   168,500                9,341
  -------------------------------------------------------------------------------------------
                                                                           31,014
  -------------------------------------------------------------------------------------------
  OIL & GAS SERVICES - 0.9%
     Schlumberger Ltd.                               147,600                8,503
  -------------------------------------------------------------------------------------------
  PHARMACEUTICALS - 9.7%
     American Home Products Corp.                    121,600                7,144
     Bristol-Myers Squibb Co.                        207,100               12,302
     Forest Laboratories, Inc., Class A *            144,000                8,531
     King Pharmaceuticals, Inc. *                    138,000                5,623
     Lilly (Eli) & Co.                               121,600                9,322
     Merck & Co., Inc.                               181,000               13,738
     Pfizer, Inc.                                    587,800               24,070
     Pharmacia Corp.                                 121,300                6,110
     Schering-Plough Corp.                           137,425                5,020
  -------------------------------------------------------------------------------------------
                                                                           91,860
  -------------------------------------------------------------------------------------------
  PIPELINES - 1.8%
     Enron Corp.                                     217,400               12,631
     Williams Cos., Inc.                             102,000                4,371
  -------------------------------------------------------------------------------------------
                                                                           17,002
  -------------------------------------------------------------------------------------------
  RETAIL - 7.1%
     Circuit City Stores, Inc.                       346,800                3,676
     Home Depot, Inc.                                423,800               18,266
     Kohl's Corp. *                                  149,600                9,229
     Wal-Mart Stores, Inc.                           453,400               22,897
     Walgreen Co.                                    324,000               13,219
  -------------------------------------------------------------------------------------------
                                                                           67,287
  -------------------------------------------------------------------------------------------
  SAVINGS & LOANS - 0.9%
     Washington Mutual, Inc.                         155,200                8,497
  -------------------------------------------------------------------------------------------
  SEMICONDUCTORS - 3.9%
     Applied Materials, Inc. *                        98,000                4,263
     Intel Corp.                                     747,800               19,677
     Linear Technology Corp.                         186,800                7,670
     Texas Instruments, Inc.                         172,100                5,332
  -------------------------------------------------------------------------------------------
                                                                           36,942
  -------------------------------------------------------------------------------------------
  SOFTWARE - 4.2%
     Fiserv, Inc. *                                  251,200               11,237
     Microsoft Corp. *                               521,000               28,492
  -------------------------------------------------------------------------------------------
                                                                           39,729
  -------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS - 8.9%
     American Tower Corp.                            330,800                6,120
     Avaya, Inc. *                                         1                    -
     BellSouth Corp.                                 287,000               11,744
     Cisco Systems, Inc. *                           682,400               10,790
     Corning, Inc.                                   178,800                3,699
     Motorola, Inc.                                  193,500                2,759
     Nortel Networks Corp.                           414,200                5,820
     SBC Communications, Inc.                        356,800               15,924
     Sprint Corp. (PCS Group) *                      236,000                4,484
     Tellabs, Inc. *                                 110,000                4,476
     Verizon Communications Co.                      265,500               13,089
     WorldCom, Inc. *                                285,300                5,332
  -------------------------------------------------------------------------------------------
                                                                           84,237
  -------------------------------------------------------------------------------------------
  TOBACCO - 3.7%
     Philip Morris Cos., Inc.                        535,100               25,390
     UST, Inc.                                       318,200                9,562
  -------------------------------------------------------------------------------------------
                                                                           34,952
---------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
---------------------------------------------------------------------------------------------
  (COST $811,080)                                                         908,911



  OTHER-1.1%
     Midcap SPDR Trust, Series 1                     121,800               10,280
---------------------------------------------------------------------------------------------
  TOTAL OTHER
  (COST $11,280)                                                           10,280


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 37 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
GROWTH EQUITY FUND (CONTINUED)

                                                   PRINCIPAL
                                                     AMOUNT              VALUE
                                                     (000S)              (000S)
  SHORT-TERM INVESTMENTS-2.0%
     National Australia Bank, Grand
       Cayman, Eurodollar Time Deposit
        5.44%, 4/2/01                                $ 17,761            $ 17,761
     U.S. Treasury Bill, (1)
        3.96%, 6/7/01                                   1,000                 991
---------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
---------------------------------------------------------------------------------------------
  (COST $18,752)                                                           18,752



---------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.4%
---------------------------------------------------------------------------------------------
  (COST $841,112)                                                         937,943
     Other Assets less Liabilities - 0.6%                                   6,048
---------------------------------------------------------------------------------------------
  NET ASSETS-100%                                                        $943,991


OPEN FUTURES CONTRACTS:

                        NOTIONAL                         UNREALIZED
           NUMBER OF     AMOUNT    CONTRACT   CONTRACT     LOSS
TYPE       CONTRACTS     (000S)    POSITION     EXP.      (000S)
S&P 500       15        $4,385       Long       6/01      $(106)

(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

* NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 38 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2001
GROWTH OPPORTUNITIES FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-99.3%
  AEROSPACE/DEFENSE - 3.9%
     Alliant Techsystems, Inc. *                      8,000              $   708
     Lockheed Martin Corp.                           19,700                  702
     United Technologies Corp.                        9,000                  660
  ---------------------------------------------------------------------------------------
                                                                           2,070
  ---------------------------------------------------------------------------------------
  BANKS - 1.3%
     Fifth Third Bancorp                             13,500                  721
  ---------------------------------------------------------------------------------------
  COMMERCIAL SERVICES - 7.0%
     Career Education Corp. *                        26,000                1,306
     Corinthian Colleges, Inc. *                     30,000                1,208
     Pharmaceutical Product Development, Inc. *      16,000                  674
     Trico Marine Services, Inc. *                   37,000                  555
  ---------------------------------------------------------------------------------------
                                                                           3,743
  ---------------------------------------------------------------------------------------
  COMPUTERS - 6.5%
     Affiliated Computer Services, Inc., Class A *   11,000                  714
     Agere Systems, Inc., Class A *                  60,800                  376
     Jack Henry & Associates, Inc.                   27,800                  659
     Mentor Graphics Corp.                           37,000                  763
     Sungard Data Systems, Inc. *                    10,000                  492
     Synopsys, Inc. *                                11,000                  516
  ---------------------------------------------------------------------------------------
                                                                           3,520
  ---------------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 2.8%
     Household International, Inc.                   17,000                1,007
     Lehman Brothers Holdings, Inc.                   7,700                  483
  ---------------------------------------------------------------------------------------
                                                                           1,490
  ---------------------------------------------------------------------------------------
  ELECTRIC - 1.0%
     Calpine Corp. *                                  9,300                  512
  ---------------------------------------------------------------------------------------
  ENERGY-ALTERNATE SOURCES - 2.1%
     El Paso Corp.                                   17,100                1,117
  ---------------------------------------------------------------------------------------
  ENGINEERING & CONSTRUCTION - 1.3%
     Jacobs Engineering Group, Inc.                  12,500                  725
  ---------------------------------------------------------------------------------------
  ENTERTAINMENT - 3.1%
     Anchor Gaming *                                 11,000                  674
     Six Flags, Inc.                                 51,000                  987
  ---------------------------------------------------------------------------------------
                                                                           1,661
  ---------------------------------------------------------------------------------------
  ENVIRONMENTAL CONTROL - 1.3%
     Stericycle, Inc. *                              15,551                  694
  ---------------------------------------------------------------------------------------
  FOOD - 2.1%
     Performance Food Group Co. *                    21,572                1,132
  ---------------------------------------------------------------------------------------
  HEALTHCARE-PRODUCTS - 3.8%
     Baxter International, Inc.                       5,200                  490
     Henry Schein, Inc. *                            24,000                  882
     K-V Pharmaceutical Co. *                        35,000                  689
  ---------------------------------------------------------------------------------------
                                                                           2,061
  ---------------------------------------------------------------------------------------
  HEALTHCARE-SERVICES - 9.4%
     AdvancePCS *                                    15,346                  833
     Apria Healthcare Group, Inc. *                  30,000                  726
     LifePoint Hospitals, Inc. *                     31,000                1,108
     Mid Atlantic Medical Services, Inc. *           40,500                  822
     Province Healthcare Co. *                       26,000                  791
     UnitedHealth Group, Inc.                        13,000                  770
  ---------------------------------------------------------------------------------------
                                                                           5,050
  ---------------------------------------------------------------------------------------
  INSURANCE - 2.6%
     Everest Re Group Ltd.                           10,000                  665
     Stancorp Financial Group, Inc.                  17,000                  716
  ---------------------------------------------------------------------------------------
                                                                           1,381
  ---------------------------------------------------------------------------------------
  INTERNET - 1.9%
     Check Point Software Technologies Ltd. *         8,000                  380
     RSA Security, Inc. *                            25,500                  629
  ---------------------------------------------------------------------------------------
                                                                           1,009
  ---------------------------------------------------------------------------------------
  MACHINERY - DIVERSIFIED - 0.8%
     Brooks Automation, Inc. *                       11,000                  437
  ---------------------------------------------------------------------------------------
  MEDIA - 7.0%
     AOL Time Warner, Inc. *                         12,000                  482
     Charter Communications, Inc. *                  46,400                1,050
     Clear Channel Communications, Inc. *             6,000                  327
     Gemstar-TV Guide International, Inc. *          12,500                  359
     Radio One, Inc., Class A *                      49,000                  861
     Viacom, Inc., Class A *                         15,650                  696
  ---------------------------------------------------------------------------------------
                                                                           3,775
  ---------------------------------------------------------------------------------------
  METAL FABRICATE/HARDWARE - 1.6%
     Shaw Group, Inc. (The) *                        19,000                  887
  ---------------------------------------------------------------------------------------
  MISCELLANEOUS MANUFACTURING - 0.8%
     Tyco International Ltd.                         10,000                  432
  ---------------------------------------------------------------------------------------
  OIL & GAS PRODUCERS - 4.7%
     Anadarko Petroleum Corp.                         8,900                  559
     Louis Dreyfus Natural Gas Corp. *               15,000                  555
     Noble Affiliates, Inc.                          15,000                  626
     Swift Energy Co. *                              24,000                  769
  ---------------------------------------------------------------------------------------
                                                                           2,509
  ---------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 39 EQUITY FUNDS

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2001
GROWTH OPPORTUNITIES
FUND (CONTINUED)

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-99.3% - CONTINUED
  OIL & GAS SERVICES - 0.9%
     Veritas DGC, Inc. *                             16,000              $   511
  ---------------------------------------------------------------------------------------
  PACKAGING & CONTAINERS - 1.2%
     Packaging Corp. of America *                    48,000                  634
  ---------------------------------------------------------------------------------------
  PHARMACEUTICALS - 7.5%
     Bristol-Myers Squibb Co.                         6,800                  404
     Cardinal Health, Inc.                            8,750                  847
     Cima Laboratories, Inc. *                       11,000                  683
     Medicis Pharmaceutical Corp., Class A *         17,000                  762
     Pfizer, Inc.                                    19,900                  815
     PRAECIS Pharmaceuticals, Inc. *                 26,000                  518
  ---------------------------------------------------------------------------------------
                                                                           4,029
  ---------------------------------------------------------------------------------------
  RETAIL - 6.3%
     CVS Corp.                                       19,200                1,123
     Kohl's Corp. *                                  11,000                  679
     Linens 'N Things, Inc. *                        14,000                  385
     Pacific Sunwear of California, Inc. *           26,000                  715
     Target Corp.                                    13,200                  476
  ---------------------------------------------------------------------------------------
                                                                           3,378
  ---------------------------------------------------------------------------------------
  SEMICONDUCTORS - 2.0%
     Applied Materials, Inc. *                       12,000                  522
     Semtech Corp. *                                 18,000                  530
  ---------------------------------------------------------------------------------------
                                                                           1,052
  ---------------------------------------------------------------------------------------
  SHIPBUILDING - 1.2%
     Newport News Shipbuilding, Inc.                 13,100                  641
  ---------------------------------------------------------------------------------------
  SOFTWARE - 9.5%
     Activision, Inc. *                              35,000                  851
     Advent Software, Inc. *                         19,000                  842
     BEA Systems, Inc. *                             21,077                  619
     Choicepoint, Inc. *                             30,000                1,014
     Mercury Interactive Corp. *                     17,000                  712
     Siebel Systems, Inc. *                          15,000                  408
     THQ, Inc. *                                     18,000                  684
  ---------------------------------------------------------------------------------------
                                                                           5,130
  ---------------------------------------------------------------------------------------
  TELECOMMUNICATIONS - 2.5%
     Amdocs Ltd. *                                   10,000                  479
     Comverse Technology, Inc. *                     14,572                  858
  ---------------------------------------------------------------------------------------
                                                                           1,337
  ---------------------------------------------------------------------------------------
  TOBACCO - 0.6%
     UST, Inc.                                       11,000                  331
  ---------------------------------------------------------------------------------------
  TRANSPORTATION - 2.6%
     Expeditors International of Washington, Inc.    15,900                  802
     Teekay Shipping Corp.                           14,000                  596
  ---------------------------------------------------------------------------------------
                                                                           1,398
-----------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
-----------------------------------------------------------------------------------------
  (COST $55,023)                                                          53,367

                                                   PRINCIPAL
                                                     AMOUNT              VALUE
                                                     (000S)              (000S)
  SHORT-TERM INVESTMENTS-2.4%
     National Australia Bank, Grand Cayman,
       Eurodollar Time Deposit,
        5.44%, 04/02/01                              $1,305               1,305
-----------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------
  (COST $1,305)                                                           1,305



-----------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 101.7%
-----------------------------------------------------------------------------------------
  (COST $56,328)                                                         54,672
     Liabilities less Other Assets - (1.7)%                                (932)
-----------------------------------------------------------------------------------------
  NET ASSETS-100%                                                       $53,740

* NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 40 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2001

INCOME EQUITY FUND

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  CONVERTIBLE PREFERRED STOCKS-31.5%
  ELECTRIC - 6.3%
     AES TRUST III                              40,000                            $3,134
     Calpine Capital Trust III (1)              30,000                             2,153
     Dominion Resources, Inc.                   20,000                             1,245
     Utilicorp United, Inc.                    125,000                             4,256
  -----------------------------------------------------------------------------------------------------------
                                                                                  10,788
  -----------------------------------------------------------------------------------------------------------
  FOOD - 3.3%
     Suiza Capital Trust II                    150,000                             5,662
  -----------------------------------------------------------------------------------------------------------
  FOREST PRODUCTS & PAPER - 0.7%
     International Paper Capital Trust          30,000                             1,294
  -----------------------------------------------------------------------------------------------------------
  HOUSEWARES - 1.9%
     Newell Financial Trust I                   84,000                             3,276
  -----------------------------------------------------------------------------------------------------------
  INSURANCE - 2.8%
     Lincoln National Corp.                     47,600                             1,080
     Metlife Capital Trust I                    40,000                             3,780
  -----------------------------------------------------------------------------------------------------------
                                                                                   4,860
  -----------------------------------------------------------------------------------------------------------
  LEISURE TIME - 0.7%
     Six Flags, Inc.                            40,000                             1,176
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS - 1.3%
     Duke Energy Corp.                          80,000                             2,180
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS PRODUCERS - 4.2%
     Apache Corp., Class C                      20,000                               971
     NRG Energy, Inc.,                          20,000                               660
     Pogo Trust I                               25,000                             1,700
     Unocal Capital Trust (1)                   80,000                             3,870
  -----------------------------------------------------------------------------------------------------------
                                                                                   7,201
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS SERVICES - 2.0%
     Hanover Compressor Co. (1)                 20,000                             1,963
     Weatherford International, Inc.            25,000                             1,450
  -----------------------------------------------------------------------------------------------------------
                                                                                   3,413
  -----------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS - 0.9%
     Express Scripts Exchange Trust             20,000                             1,480
  -----------------------------------------------------------------------------------------------------------
  PIPELINES - 2.4%
     El Paso Energy Capital Trust I             50,000                             4,050
  -----------------------------------------------------------------------------------------------------------
  REITS - 0.6%
     Rouse Co.                                  25,000                               956
  -----------------------------------------------------------------------------------------------------------
  SAVINGS & LOANS - 2.3%
     Sovereign Bancorp                          75,000                             3,928
  -----------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS - 0.7%
     Global Crossing Ltd.                        8,000                             1,258
  -----------------------------------------------------------------------------------------------------------
  TRANSPORTATION - 1.4%
     Union Pacific Capital Trust                50,000                             2,450
-------------------------------------------------------------------------------------------------------------
  TOTAL CONVERTIBLE PREFERRED STOCKS
-------------------------------------------------------------------------------------------------------------
  (COST $45,816)                                                                  53,972

                                              PRINCIPAL
                                                AMOUNT                           VALUE
                                                (000S)                           (000S)
  CONVERTIBLE BONDS-33.1%
  ADVERTISING - 1.0%
     Omnicom Group, Inc.,
        2.25%, 1/6/13                           $1,000                           $ 1,736
  -----------------------------------------------------------------------------------------------------------
  AUTO PARTS & EQUIPMENT - 1.1%
     Magna International, Inc.,
        4.88%, 2/15/05                           2,000                             1,862
  -----------------------------------------------------------------------------------------------------------
  BUILDING MATERIALS - 1.5%
     Lowe's Cos., Inc., (1)
        0.00%, 2/16/21                           4,000                             2,572
  -----------------------------------------------------------------------------------------------------------
  COMMERCIAL SERVICES - 0.6%
     CUC International, Inc.,
        3.00%, 2/15/02                           1,000                               959
  -----------------------------------------------------------------------------------------------------------
  COMPUTERS - 0.4%
     Veritas Software Corp.,
        1.86%, 8/13/06                             500                               688
  -----------------------------------------------------------------------------------------------------------
  COSMETICS/PERSONAL CARE - 0.6%
     Avon Products, (1)
        0.00%, 7/12/20                           2,000                               989
  -----------------------------------------------------------------------------------------------------------
  ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
     Burr-Brown Corp.,
        4.25%, 2/15/07                           1,000                             1,106
  -----------------------------------------------------------------------------------------------------------
  ELECTRONICS - 2.2%
     Celestica, Inc.,
        0.00%, 8/1/20                            2,000                               718
     Solectron Corp.,
        0.00%, 5/8/20                            6,000                             2,969
  -----------------------------------------------------------------------------------------------------------
                                                                                   3,687
  -----------------------------------------------------------------------------------------------------------
  FIBER OPTICS - 0.3%
     Corning, Inc.,
        0.00%, 11/8/15                           1,000                               579
  -----------------------------------------------------------------------------------------------------------
  LEISURE TIME - 0.7%
     Royal Caribbean Cruises
        0.00%, 2/2/21                            3,000                             1,136
  -----------------------------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.

                                  NORTHERN FUNDS ANNUAL REPORT  41  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

                                              PRINCIPAL
                                                AMOUNT                           VALUE
                                                (000S)                           (000S)
  CONVERTIBLE BONDS-33.1%  CONTINUED
  MEDIA - 1.1%
     Liberty Media Corp.,
        3.50%, 1/15/31 (1)                      $1,000                           $   753
        3.75%, 2/15/30                           2,000                             1,098
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,851
  -----------------------------------------------------------------------------------------------------------
  MISCELLANEOUS MANUFACTURING - 0.4%
     Tyco International Ltd. (1)
        0.00%, 11/17/20                          1,000                               729
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS - 0.3%
     Global Marine, Inc.,
        0.00%, 6/23/20                           1,000                               505
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS PRODUCERS - 6.6%
     Devon Energy Corp.,
        4.90%, 8/15/08                           2,000                             1,980
     Diamond Offshore Drilling, Inc.,
        3.75%, 2/15/07                           2,000                             2,042
     Kerr-McGee Corp.,
        5.25%, 2/15/10                           3,000                             3,689
     Loews Corp.,
        3.13%, 9/15/07                           4,000                             3,604
  -----------------------------------------------------------------------------------------------------------
                                                                                  11,315
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS SERVICES - 1.2%
     Hanover Compressor Capital Trust I,
        4.75%, 3/15/08                           2,000                             2,013
  -----------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS - 1.6%
     Amerisource Health Corp., (1)
        5.00%, 12/1/07                           1,000                             1,180
     IVAX Corp., (1)
        5.50%, 5/15/07                           1,000                             1,081
     Teva Pharmaceutical Finance LLC, (1)
        1.50%, 10/15/05                            500                               497
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,758
  -----------------------------------------------------------------------------------------------------------
  REAL ESTATE - 1.2%
        EOP Operating L.P.,
        7.25%, 11/15/08                          2,000                             2,020
  -----------------------------------------------------------------------------------------------------------
  RETAIL - 4.0%
     Barnes & Noble, (1)
        5.25%, 3/15/09                           3,000                             3,004
     Costco Wholesales Corp.,
        0.00%, 8/19/17                           1,500                             1,401
     Kohls Corp., (1)
        0.00%, 6/12/20                           4,000                             2,486
  -----------------------------------------------------------------------------------------------------------
                                                                                   6,891
  -----------------------------------------------------------------------------------------------------------
  SEMICONDUCTORS - 1.4%
     Analog Devices, Inc., (1)
        10.75%, 10/1/05                          1,000                               883
     LSI Logic Corp.,
        4.00%, 2/15/05                           2,000                             1,577
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,460
  -----------------------------------------------------------------------------------------------------------
  SOFTWARE - 2.0%
     Checkfree Corp.,
        6.50%, 12/1/06                           1,000                               779
     First Data Corp.,
        2.00%, 3/1/08                            2,000                             2,020
     Networks Associates, Inc.,
        0.00%, 2/13/18                           2,000                               688
  -----------------------------------------------------------------------------------------------------------
                                                                                   3,487
  -----------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS - 2.3%
     Echostar Communications Corp.,
        4.88%, 1/1/07                            3,000                             2,664
     Nextel Communications, Inc.,
        5.25%, 1/15/10 (1)                       1,000                               641
        5.25%, 1/15/10                           1,000                               641
  -----------------------------------------------------------------------------------------------------------
                                                                                   3,946
  -----------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS SERVICES - 1.4%
     Charter Communications, Inc. (1)
        5.75%, 10/15/05                          1,000                             1,248
     Charter Communications, Inc.,
        5.75%, 10/15/05                          1,000                             1,213
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,461
  -----------------------------------------------------------------------------------------------------------
  TRANSPORTATION - 0.6%
     United Parcel Service,
        1.75%, 9/27/07                           1,000                             1,026
-------------------------------------------------------------------------------------------------------------
  TOTAL CONVERTIBLE BONDS
-------------------------------------------------------------------------------------------------------------
  (COST $61,642)                                                                  56,776


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS  42  NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  COMMON STOCKS-15.5%
  BANKS - 0.7%
     Bank One Corp.                             35,000                           $ 1,266
  -----------------------------------------------------------------------------------------------------------
  BEVERAGES - 0.7%
     Coca-Cola Co.                              25,000                             1,129
  -----------------------------------------------------------------------------------------------------------
  BIOTECHNOLOGY - 0.9%
     Biogen, Inc. *                             25,000                             1,583
  -----------------------------------------------------------------------------------------------------------
  COMPUTERS - 0.6%
     Hewlett-Packard Co.                        30,000                               938
  -----------------------------------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 1.4%
     Citigroup, Inc.                            30,000                             1,349
     Merrill Lynch & Co., Inc.                  20,000                             1,108
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,457
  -----------------------------------------------------------------------------------------------------------
  HAND/MACHINE TOOLS - 0.5%
     Black & Decker Corp.                       25,000                               919
  -----------------------------------------------------------------------------------------------------------
  INSURANCE - 1.5%
     St. Paul Cos., Inc.                        60,000                             2,643
  -----------------------------------------------------------------------------------------------------------
  INVESTMENT COMPANIES - 1.0%
     Alliance Capital Management Holding L.P.   40,000                             1,648
  -----------------------------------------------------------------------------------------------------------
  MEDIA - 0.4%
     Readers Digest Association, Inc.           25,000                               687
  -----------------------------------------------------------------------------------------------------------
  MISCELLANEOUS MANUFACTURING - 0.8%
     Tyco International Ltd.                    30,000                             1,297
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS SERVICES - 0.4%
     Baker Hughes, Inc.                         20,000                               726
  -----------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS - 2.6%
     Bristol-Myers Squibb Co.                   25,000                             1,485
     Elan Corp. PLC ADR                         56,303                             2,942
  -----------------------------------------------------------------------------------------------------------
                                                                                   4,427
  -----------------------------------------------------------------------------------------------------------
  REITS - 2.2%
     Archstone Communities Trust                62,270                             1,532
     Boston Properties, Inc.                    30,000                             1,153
     ProLogis Trust                             51,280                             1,030
  -----------------------------------------------------------------------------------------------------------
                                                                                   3,715
  -----------------------------------------------------------------------------------------------------------
  RETAIL - 0.5%
     Target Corp.                               25,000                               902
  -----------------------------------------------------------------------------------------------------------
  SOFTWARE - 0.5%
     Microsoft Corp. *                          15,000                               820
  -----------------------------------------------------------------------------------------------------------
  TOBACCO - 0.8%
     Philip Morris Cos., Inc.                   30,000                             1,424
-------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------------------
  (COST $25,799)                                                                  26,581

                                              PRINCIPAL
                                                AMOUNT                           VALUE
                                                (000S)                           (000S)
  SHORT-TERM INVESTMENTS-18.8%
     National Australia Bank, Grand Cayman,
       Eurodollar Time Deposit,
        5.44%, 4/2/01                          $32,126                            32,126
-------------------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------------------
  (COST $32,126)                                                                  32,126



-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 98.9%
-------------------------------------------------------------------------------------------------------------
  (COST $165,383)                                                                 169,455
     Other Assets less Liabilities - 1.1%                                           1,861
-------------------------------------------------------------------------------------------------------------
  NET ASSETS-100%                                                                $171,316


(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2001, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $24,049,000 OR 14.0% OF NET ASSETS.

*NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 43 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH
EQUITY FUND

                                                NUMBER                           VALUE
                                              OF sHARES                          (000S)
  COMMON STOCKS-99.1%
  AUSTRALIA - 0.7%
     AXA Asia Pacific Holdings Ltd.            2,100,880                         $  2,864
  -----------------------------------------------------------------------------------------------------------
  DENMARK - 6.6%
     Danske Bank A/S                             628,300                            9,950
     Novo Nordisk A/S                             41,018                            8,223
     Vestas Wind Systems A/S                     200,792                            8,842
  -----------------------------------------------------------------------------------------------------------
                                                                                   27,015
  -----------------------------------------------------------------------------------------------------------
  FRANCE - 4.5%
     Credit Lyonnais S.A.                        226,000                            8,367
     Total Fina S.A. ADR                         150,223                           10,208
  -----------------------------------------------------------------------------------------------------------
                                                                                   18,575
  -----------------------------------------------------------------------------------------------------------
  GERMANY - 4.8%
     Allianz A.G.                                 36,190                           10,589
     Bayer A.G.                                  208,350                            8,841
  -----------------------------------------------------------------------------------------------------------
                                                                                   19,430
  -----------------------------------------------------------------------------------------------------------
  HONG KONG - 7.0%
     Bank of East Asia Ltd.                    3,100,000                            6,976
     China Mobile (Hong Kong) Ltd. *           1,017,000                            4,472
     China Resources Enterprise Ltd.           4,865,000                            6,456
     Hong Kong Electric Holdings Ltd.          2,190,000                            7,862
     New World Development Co. Ltd.            2,204,650                            2,827
  -----------------------------------------------------------------------------------------------------------
                                                                                   28,593
  -----------------------------------------------------------------------------------------------------------
  IRELAND - 1.6%
     Bank of Ireland                             770,000                            6,453
  -----------------------------------------------------------------------------------------------------------
  ITALY - 4.8%
     ENI S.p.A.                                1,615,137                           10,566
     Telecom Italia S.p.A.                       891,001                            8,979
  -----------------------------------------------------------------------------------------------------------
                                                                                   19,545
  -----------------------------------------------------------------------------------------------------------
  JAPAN - 30.6%
     Anritsu Corp.                               406,000                            6,803
     Casio Computer Co. Ltd.                   1,095,000                            7,069
     Eisai Co., Ltd.                             243,000                            6,050
     Fuji Television Network, Inc.                 1,019                            7,131
     Ito-Yokado Co. Ltd.                         155,000                            7,520
     Kao Corp.                                    84,000                            2,118
     Matsushita Electric Works Ltd.              676,000                            7,131
     Mitsubishi Heavy Industries Ltd.          2,141,000                            7,876
     Mizuho Holdings, Inc.                         1,323                            7,443
     NGK Insulators Ltd.                         703,000                            7,853
     Nippon Sanso Corp.                        1,055,000                            4,074
     Nippon Sheet Glass Co. Ltd.                 741,000                            7,196
     Nippon Telegraph & Telephone Corp.            1,089                            6,952
     Oki Electric Industry Co. Ltd.            1,538,000                            7,756
     Sumitomo Corp.                            1,073,000                            6,773
     Suzuki Motor Corp.                          929,000                           10,237
     Taisho Pharmaceutical Co. Ltd.              376,000                            8,026
     Tokyo Gas Co. Ltd.                        2,561,000                            6,989
  -----------------------------------------------------------------------------------------------------------
                                                                                  124,997
  -----------------------------------------------------------------------------------------------------------
  KOREA (REPUBLIC OF) - 0.7%
     Korea Telecom Corp. ADR                     131,500                            3,053
  -----------------------------------------------------------------------------------------------------------
  NETHERLANDS - 7.2%
     Aegon N.V.                                  288,400                            8,505
     ING Groep N.V.                               72,550                            4,746
     Koninklijke (Royal) KPN N.V.                645,342                            6,310
     Koninklijke Ahold N.V.                      311,440                            9,685
  -----------------------------------------------------------------------------------------------------------
                                                                                   29,246
  -----------------------------------------------------------------------------------------------------------
  PHILIPPINES - 1.0%
     Philippine Long Distance Telephone
       Co. ADR                                   281,800                            4,044
  -----------------------------------------------------------------------------------------------------------
  SPAIN - 6.1%
     Amadeus Global Travel Distribution S.A.   1,049,308                            5,927
     Banco Popular Espanol S.A.                  296,600                            9,793
     Endesa S.A.                                 550,000                            9,102
  -----------------------------------------------------------------------------------------------------------
                                                                                   24,822
  -----------------------------------------------------------------------------------------------------------
  SWITZERLAND - 0.1%
     Syngenta A.G. ADR                            21,124                              220
  -----------------------------------------------------------------------------------------------------------
  UNITED KINGDOM - 23.4%
     Anglo American PLC                           45,590                            2,599
     ARM Holdings PLC *                        1,458,012                            6,820
     BAA PLC                                   1,032,785                            9,140
     British Land Co. PLC                      1,073,761                            7,617
     Cadbury Schweppes PLC                       962,000                            6,155
     COLT Telecom Group PLC                      583,043                            6,092
     Diageo PLC                                  920,000                            9,247
     GlaxoSmithKline PLC                         362,605                            9,490
     Reckitt Benckiser PLC                       600,000                            7,660
     Reed International PLC                      815,895                            7,574
     Reuters Group PLC                           502,000                            6,102
     Royal Bank of Scotland Group PLC            369,000                            8,388
     Vodafone Group PLC ADR                      322,550                            8,757
  -----------------------------------------------------------------------------------------------------------
                                                                                   95,641
  -----------------------------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS  44  NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  COMMON STOCKS-99.1%  -  CONTINUED
-------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------------------
  (COST $446,353)                                                                $404,498

                                               PRINCIPAL
                                                 AMOUNT                          VALUE
                                                 (000S)                          (000S)
  SHORT-TERM INVESTMENTS-0.0%
     National Australia Bank, Grand Cayman,
       Eurodollar Time Deposit
        5.44%, 4/2/01                          $        78                             78
-------------------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------------------
  (COST $78)                                                                           78



-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.1%
-------------------------------------------------------------------------------------------------------------
  (COST $446,431)                                                                 404,576
     Other Assets less Liabilities -
       0.9%                                                                         3,508
-------------------------------------------------------------------------------------------------------------
  NET ASSETS-100%                                                                $408,084


At March 31, 2001, the International Growth Equity Fund's investments were diversified as follows:

INDUSTRY SECTOR                                    PERCENTAGE
Basic Industries/Energy                                   5.1%
Basic Materials                                           7.6
Capital Goods                                             7.6
Consumer Goods                                            5.8
Financial Services                                       16.9
Food/Beverages                                            6.3
Insurance                                                 5.4
Media                                                     5.1
Pharmaceuticals                                           8.0
Real Estate                                               2.6
Retail                                                    4.2
Technology                                                5.2
Telecommunication                                        12.0
Transportation                                            2.2
Utilities                                                 6.0
--------------------------------------------------------------
Total                                                   100.0%





At March 31, 2001, the International Growth Equity Fund's investments were denominated in the following currencies:


CONCENTRATION BY CURRENCY                          PERCENTAGE
Japanese Yen                                              30.6%
European Euro                                             29.0
United Kingdom Pound                                      23.4
Hong Kong Dollar                                           7.0
Denmark Krone                                              6.6
All other currencies less than 5%                          3.4
---------------------------------------------------------------
Total                                                    100.0%



At March 31, 2001, International Growth Equity Fund had outstanding foreign currency contracts as follows:

                                 CONTRACT      CONTRACT
                                  AMOUNT        AMOUNT
                                  (LOCAL        (U.S.      UNREALIZED
CONTRACT              DELIVERY   CURRENCY)     DOLLARS)    GAIN/(LOSS)
 TYPE     CURRENCY      DATE      (000S)        (000S)       (000S)
Sell      Hong Kong
          Dollar       4/2/01         5,518    $   707      $   0
Buy       Japanese
          Yen          4/2/01     1,842,653     15,053       (350)
----------------------------------------------------------------------
Total                                                       $(350)


* NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                  NORTHERN FUNDS ANNUAL REPORT  45  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL SELECT EQUITY FUND

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  COMMON STOCKS-94.6%
  DENMARK - 7.2%
     Danske Bank A/S                             224,300                          $  3,552
     Novo Nordisk A/S                             17,366                             3,482
     Vestas Wind Systems A/S                      51,850                             2,283
  -----------------------------------------------------------------------------------------------------------
                                                                                     9,317
  -----------------------------------------------------------------------------------------------------------
  FRANCE - 2.5%
     Credit Lyonnais S.A.                         89,000                             3,295
  -----------------------------------------------------------------------------------------------------------
  GERMANY - 4.4%
     Allianz A.G.                                  9,920                             2,903
     Bayer A.G.                                   65,000                             2,758
  -----------------------------------------------------------------------------------------------------------
                                                                                     5,661
  -----------------------------------------------------------------------------------------------------------
  HONG KONG - 4.9%
     China Mobile (Hong Kong) Ltd. *             379,000                             1,667
     China Resources Enterprise Ltd.           2,316,000                             3,073
     New World Development Co. Ltd.            1,223,500                             1,569
  -----------------------------------------------------------------------------------------------------------
                                                                                     6,309
  -----------------------------------------------------------------------------------------------------------
  IRELAND - 2.3%
     Bank of Ireland                             363,100                             3,043
  -----------------------------------------------------------------------------------------------------------
  ITALY - 5.3%
     ENI S.p.A.                                  501,521                             3,281
     Telecom Italia S.p.A.                       357,797                             3,605
  -----------------------------------------------------------------------------------------------------------
                                                                                     6,886
  -----------------------------------------------------------------------------------------------------------
  JAPAN - 35.7%
     Anritsu Corp.                               156,000                             2,614
     Eisai Co., Ltd.                             126,000                             3,137
     Fuji Television Network, Inc.                   570                             3,989
     Ito-Yokado Co. Ltd.                          80,000                             3,881
     Kao Corp.                                    38,000                               958
     Mitsubishi Heavy Industries Ltd.            839,000                             3,086
     Mizuho Holdings, Inc.                           554                             3,117
     NGK Insulators Ltd.                         275,000                             3,072
     Nippon Sheet Glass Co. Ltd.                 341,000                             3,311
     Nippon Telegraph & Telephone Corp.              412                             2,630
     Oki Electric Industry Co. Ltd.              621,000                             3,132
     Sumitomo Corp.                              429,000                             2,708
     Suzuki Motor Corp.                          335,000                             3,692
     Taisho Pharmaceutical Co. Ltd.              150,000                             3,202
     Tokyo Gas Co. Ltd.                        1,402,000                             3,826
  -----------------------------------------------------------------------------------------------------------
                                                                                    46,355
  -----------------------------------------------------------------------------------------------------------
  NETHERLANDS - 6.4%
     Aegon N.V.                                  109,400                             3,226
     Koninklijke (Royal) KPN N.V.                202,576                             1,981
     Koninklijke Ahold N.V.                      101,000                             3,141
  -----------------------------------------------------------------------------------------------------------
                                                                                     8,348
  -----------------------------------------------------------------------------------------------------------
  PHILIPPINES - 1.6%
     Philippine Long Distance Telephone Co. ADR  140,000                             2,009
  -----------------------------------------------------------------------------------------------------------
  SPAIN - 2.6%
     Banco Popular Espanol S.A.                  102,000                             3,368
  -----------------------------------------------------------------------------------------------------------
  UNITED KINGDOM - 21.7%
     Anglo American PLC                           18,218                             1,039
     ARM Holdings PLC *                          589,708                             2,758
     BAA PLC                                     384,361                             3,401
     British Land Co. PLC                        520,801                             3,695
     Diageo PLC                                  330,000                             3,317
     GlaxoSmithKline PLC                         166,025                             4,345
     Reckitt Benckiser PLC                       232,595                             2,969
     Reed International PLC                      338,627                             3,144
     Royal Bank of Scotland Group PLC            151,000                             3,432
  -----------------------------------------------------------------------------------------------------------
                                                                                    28,100
-------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------------------
  (COST $130,840)                                                                  122,691

                                               PRINCIPAL
                                                 AMOUNT                          VALUE
                                                 (000S)                          (000S)
  SHORT-TERM INVESTMENTS-5.0%
     National Australia Bank, Grand Cayman,
       Eurodollar Time Deposit
        5.44%, 4/2/01                          $   6,489                             6,489
-------------------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------------------
  (COST $6,489)                                                                      6,489



-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.6%
-------------------------------------------------------------------------------------------------------------
  (COST $137,329)                                                                  129,180
     Other Assets less Liabilities -
       0.4%                                                                            547
-------------------------------------------------------------------------------------------------------------
  NET ASSETS-100%                                                                 $129,727


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS  46  NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001


At March 31, 2001, the International Select Equity Fund's investments were diversified as follows:

INDUSTRY SECTOR                                       PERCENTAGE
Basic Industries/Energy                                   2.7%
Basic Materials                                           8.2
Capital Goods                                             6.6
Consumer Goods                                            3.0
Financial Services                                       18.7
Food/Beverages                                            5.9
Insurance                                                 5.0
Media                                                     5.8
Pharmaceuticals                                          11.5
Real Estate                                               4.2
Retail                                                    5.8
Technology                                                7.0
Telecommunication                                         9.7
Transportation                                            2.7
Utilities                                                 3.2
--------------------------------------------------------------
Total                                                   100.0%



At March 31, 2001, the International Select Equity Fund's investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY                             PERCENTAGE
Japanese Yen                                             35.7%
European Euro                                            23.6
United Kingdom Pound                                     21.7
Denmark Krone                                             7.2
All other currencies less than 5%                        11.8
--------------------------------------------------------------
Total                                                   100.0%


At March 31, 2001, International Select Equity Fund had outstanding foreign currency contracts as follows:

                                 CONTRACT      CONTRACT
                                  AMOUNT        AMOUNT
                                  (LOCAL        (U.S.      UNREALIZED
CONTRACT              DELIVERY   CURRENCY)     DOLLARS)    GAIN/(LOSS)
 TYPE     CURRENCY      DATE      (000S)        (000S)       (000S)
Sell      Hong Kong
          Dollar       4/2/01       6,439      $  825         $  0
Buy       Japanese
          Yen          4/2/01     361,992       2,957          (69)
Sell      Euro         4/4/01       2,267       1,992          (12)
Sell      Japanese
          Yen          4/4/01     347,545       2,767           (6)
----------------------------------------------------------------------
Total                                                         $(87)

* NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                  NORTHERN FUNDS ANNUAL REPORT  47  EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND



                                                   NUMBER                      VALUE
                                                  OF SHARES                    (000S)
COMMON STOCKS-98.0%

AIRLINES - 1.4%
   UAL Corp.                                       26,500                 $        876
----------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 1.9%
   Ford Motor Co.                                  43,900                        1,234
----------------------------------------------------------------------------------------
BANKS - 13.8%
   Bank of America Corp.                           26,000                        1,424
   First Union Corp.                               46,700                        1,541
   FleetBoston Financial Corp.                     37,700                        1,423
   Mellon Financial Corp.                          36,500                        1,479
   Wachovia Corp.                                  23,800                        1,434
   Wells Fargo & Co.                               30,300                        1,499
----------------------------------------------------------------------------------------
                                                                                 8,800
----------------------------------------------------------------------------------------
BUILDING MATERIALS - 1.3%
   Masco Corp.                                     33,600                          811
----------------------------------------------------------------------------------------
CHEMICALS - 4.6%
   Dow Chemical Co. (The)                          46,600                        1,471
   du Pont (E.I.) de Nemours & Co.                 35,600                        1,449
----------------------------------------------------------------------------------------
                                                                                 2,920
----------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 5.7%
   Avon Products, Inc.                             18,900                          756
   Kimberly-Clark Corp.                            20,800                        1,411
   Procter & Gamble Co.                            23,900                        1,496
----------------------------------------------------------------------------------------
                                                                                 3,663
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.4%
   J.P. Morgan Chase & Co.                         34,800                        1,563
----------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.2%
   Emerson Electric Co.                            23,000                        1,425
----------------------------------------------------------------------------------------
ELECTRONICS - 1.4%
   Maytag Corp.                                    28,500                          919
----------------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES - 2.2%
   El Paso Corp.                                   21,600                        1,410
----------------------------------------------------------------------------------------
FOOD - 6.1%
   Albertson's, Inc.                               41,000                        1,305
   General Mills, Inc.                             29,900                        1,286
   Heinz (H.J.) Co.                                32,600                        1,310
----------------------------------------------------------------------------------------
                                                                                 3,901
----------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.3%
   International Paper Co.                         41,500                        1,497
----------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 1.3%
   Snap-On, Inc.                                   29,600                          862
----------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 2.0%
   Baxter International, Inc.                      13,300                        1,252
----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.2%
   Avery Dennison Corp.                            14,400                          749
----------------------------------------------------------------------------------------
INSURANCE - 8.3%
   Allstate Corp.                                  34,800                        1,460
   Hartford Financial Services Group, Inc.         24,900                        1,469
   Lincoln National Corp.                          23,500                          998
   Marsh & McLennan Cos., Inc.                     14,700                        1,397
----------------------------------------------------------------------------------------
                                                                                 5,324
----------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 2.4%
   Caterpillar, Inc.                               34,000                        1,509
----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.9%
   Deere & Co.                                     16,400                          596
----------------------------------------------------------------------------------------
MEDIA - 2.1%
   McGraw-Hill Cos., Inc.                          22,800                        1,360
----------------------------------------------------------------------------------------
MINING - 2.3%
   Alcoa, Inc.                                     40,800                        1,467
----------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.6%
   Honeywell International, Inc.                   35,400                        1,444
   Minnesota Mining & Manufacturing Co.            13,300                        1,382
   Pall Corp.                                      34,100                          748
----------------------------------------------------------------------------------------
                                                                                 3,574
----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 9.1%
   Conoco, Inc., Class B                           52,800                        1,492
   Phillips Petroleum Co.                          28,200                        1,552
   Texaco, Inc.                                    23,400                        1,554
   Unocal Corp.                                    17,400                          601
   USX - Marathon Group, Inc.                      22,900                          617
----------------------------------------------------------------------------------------
                                                                                 5,816
----------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.3%
   American Home Products Corp.                    22,900                        1,345
   Bristol-Myers Squibb Co.                        23,900                        1,420
----------------------------------------------------------------------------------------
                                                                                 2,765
----------------------------------------------------------------------------------------
PIPELINES - 3.0%
   Williams Cos., Inc.                             44,800                        1,920
----------------------------------------------------------------------------------------
SAVINGS & LOANS - 2.2%
   Washington Mutual, Inc.                         25,400                        1,391
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 8.0%
   Alltel Corp.                                    33,000                        1,731
   SBC Communications, Inc.                        38,200                        1,705


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 48 NORTHERN FUNDS ANNUAL REPORT

                                                                 MARCH 31, 2001

                                                      NUMBER                          VALUE
                                                    OF SHARES                        (000S)
COMMON STOCKS-98.0% - CONTINUED

TELECOMMUNICATIONS - 8.0% - (CONTINUED)
   Verizon Communications Co.                      33,800                 $       1,666
----------------------------------------------------------------------------------------
                                                                                  5,102
----------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
----------------------------------------------------------------------------------------
  (COST $62,436)                                                                 62,706

                                                      PRINCIPAL
                                                        AMOUNT                          VALUE
                                                        (000S)                         (000S)
  SHORT-TERM INVESTMENTS-7.1%
     National Australia Bank, Grand Cayman,
       Eurodollar Time Deposit,
        5.44%, 4/2/01                             $         4,566                       4,566
-----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------
  (COST $4,566)                                                                         4,566



-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 105.1%
-----------------------------------------------------------------------------------------------
  (COST $67,002)                                                                       67,272

     Liabilities less Other Assets - (5.1)%                                            (3,288)
-----------------------------------------------------------------------------------------------
  NET ASSETS-100%                                                               $      63,984


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 49 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH FUND



                                            NUMBER                     VALUE
                                          OF SHARES                    (000S)
COMMON STOCKS-100.9%

AEROSPACE/DEFENSE - 4.2%
   Alliant Techsystems, Inc. *               72,000              $        6,376
   L-3 Communications Holdings, Inc. *       62,000                      4,895
   Lockheed Martin Corp.                    122,500                      4,367
--------------------------------------------------------------------------------
                                                                         15,638
--------------------------------------------------------------------------------
APPAREL - 3.5%
   Columbia Sportswear Co. *                 54,000                      2,456
   Jones Apparel Group, Inc. *               68,000                      2,571
   Reebok International Ltd.                229,500                      5,705
   Skechers U.S.A., Inc., Class A *          95,000                      2,280
--------------------------------------------------------------------------------
                                                                         13,012
--------------------------------------------------------------------------------
BANKS - 4.7%
   Fifth Third Bancorp                       95,600                      5,109
   Investors Financial Services Corp.        68,900                      4,039
   KeyCorp                                  100,000                      2,580
   SouthTrust Corp.                          60,000                      2,745
   Suntrust Banks, Inc.                      42,000                      2,721
--------------------------------------------------------------------------------
                                                                         17,194
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.3%
   Genzyme Corp. *                           57,000                      5,149
   Intermune Pharmaceuticals, Inc. *         40,000                        840
   Invitrogen Corp. *                        60,600                      3,324
   Protein Design Labs, Inc. *               60,000                      2,670
--------------------------------------------------------------------------------
                                                                        11,983
--------------------------------------------------------------------------------
CHEMICALS - 3.2%
   Cabot Corp.                              142,700                      4,495
   Cabot Microelectronics Corp. *            81,000                      3,564
   Sigma-Aldrich Corp.                       81,000                      3,878
--------------------------------------------------------------------------------
                                                                         11,937
--------------------------------------------------------------------------------
COAL - 0.7%
   Consol Energy, Inc.                       70,000                      2,415
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.3%
   Apollo Group, Inc., Class A *            142,300                      4,669
   Career Education Corp. *                  40,000                      2,010
   Corinthian Colleges, Inc. *               40,000                      1,610
   H&R Block, Inc.                           40,000                      2,003
   Iron Mountain, Inc. *                     60,000                      2,299
   Pharmaceutical Product Development, Inc.* 94,500                      3,981
   Rent-A-Center, Inc. *                     60,000                      2,756
--------------------------------------------------------------------------------
                                                                         19,328
--------------------------------------------------------------------------------
COMPUTERS - 4.2%
   Handspring, Inc. *                       108,000                       1,256
   Mentor Graphics Corp.                    255,000                       5,259
   Sungard Data Systems, Inc. *              94,000                       4,628
   Synopsys, Inc. *                          92,000                       4,318
--------------------------------------------------------------------------------
                                                                         15,461
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.6%
   Federated Investors, Inc., Class B       197,200                       5,591
   Franklin Resources, Inc.                  54,000                       2,112
   Lehman Brothers Holdings, Inc.            35,000                       2,194
   Raymond James Financial Corp.            119,000                       3,308
--------------------------------------------------------------------------------
                                                                         13,205
--------------------------------------------------------------------------------
ELECTRIC - 2.9%
   Allegheny Energy, Inc.                    25,000                       1,156
   Alliant Energy Corp.                      41,000                       1,305
   Calpine Corp. *                           40,000                       2,203
   CMS Energy Corp.                          35,000                       1,036
   Entergy Corp.                             50,000                       1,900
   Exelon Corp.                              30,000                       1,968
   Kansas City Power & Light Co.             50,000                       1,230
--------------------------------------------------------------------------------
                                                                         10,798
--------------------------------------------------------------------------------
ELECTRONICS - 2.2%
   Gentex Corp. *                            57,500                       1,330
   Jabil Circuit, Inc. *                    100,000                       2,162
   Johnson Controls, Inc.                    74,400                       4,647
--------------------------------------------------------------------------------
                                                                          8,139
--------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES - 0.4%
   Ballard Power Systems, Inc. *             40,000                       1,597
--------------------------------------------------------------------------------
ENTERTAINMENT - 4.6%
   Anchor Gaming *                           66,000                       4,043
   International Game Technology             93,500                       4,708
   International Speedway Corp., Class A    102,300                       3,791
   Six Flags, Inc.                          218,700                       4,232
--------------------------------------------------------------------------------
                                                                         16,774
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.2%
   Allied Waste Industries, Inc. *           42,500                         667
   Stericycle, Inc. *                        32,000                       1,428
   Waste Connections, Inc. *                 78,000                       2,247
--------------------------------------------------------------------------------
                                                                          4,342
--------------------------------------------------------------------------------
FOOD - 1.3%
   Tootsie Roll Industries, Inc.            107,100                       4,943
--------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 50 NORTHERN FUNDS ANNUAL REPORT

                                                     MARCH 31, 2001

                                             NUMBER                  VALUE
                                           OF SHARES                 (000S)
COMMON STOCKS-100.9% - CONTINUED
GAS - 0.5%
   ONEOK, Inc.                               45,000              $        1,840
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 0.5%
   Invacare Corp.                            30,000                       1,186
   Minimed, Inc. *                           20,000                         581
--------------------------------------------------------------------------------
                                                                          1,767
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 4.5%
   AdvancePCS *                              19,000                       1,031
   Apria Healthcare Group, Inc. *           100,000                       2,418
   LifePoint Hospitals, Inc. *               60,000                       2,145
   Lincare Holdings, Inc. *                  98,600                       5,219
   Mid Atlantic Medical Services, Inc. *    100,000                       2,030
   Tenet Healthcare Corp. *                  35,000                       1,540
   Triad Hospitals, Inc. *                   75,000                       2,119
--------------------------------------------------------------------------------
                                                                         16,502
--------------------------------------------------------------------------------
HOME BUILDERS - 3.4%
   Centex Corp.                              70,200                       2,924
   KB Home                                   60,000                       1,958
   Lennar Corp.                              99,000                       3,946
   Standard Pacific Corp.                   175,500                       3,703
--------------------------------------------------------------------------------
                                                                         12,531
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.8%
   Harman International Industries, Inc.    108,000                       2,764
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.3%
   Pennzoil-Quaker State Co.                 90,000                       1,260
--------------------------------------------------------------------------------
INSURANCE - 0.6%
   Radian Group, Inc.                        30,000                       2,032
--------------------------------------------------------------------------------
INTERNET - 2.2%
   Covad Communications Group, Inc. *       750,000                       1,008
   IndyMac Bancorp, Inc.                    106,000                       3,047
   Integrated Device Technology, Inc. *      70,800                       2,096
   Openwave Systems, Inc. *                  70,000                       1,389
   Riverstone Networks, Inc. *               37,500                         349
   SafeNet, Inc. *                           24,500                         303
--------------------------------------------------------------------------------
                                                                          8,192
--------------------------------------------------------------------------------
LEISURE TIME - 1.8%
   Brunswick Corp.                          223,000                       4,377
   Royal Caribbean Cruises Ltd.              91,000                       2,098
--------------------------------------------------------------------------------
                                                                          6,475
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.0%
   Brooks Automation, Inc. *                 90,000                       3,577
--------------------------------------------------------------------------------
MEDIA - 1.2%
   Lee Enterprises, Inc.                    148,500                       4,522
--------------------------------------------------------------------------------
METAL FABRICATE/HARDWARE - 0.7%
   Kaydon Corp.                             100,000                       2,698
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.5%
   Aptargroup, Inc.                          65,000                       1,981
--------------------------------------------------------------------------------
OIL & GAS - 0.7%
   Ensco International, Inc.                 39,000                       1,365
   Global Marine, Inc.                       50,000                       1,280
--------------------------------------------------------------------------------
                                                                          2,645
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 8.1%
   Burlington Resources, Inc.                59,000                       2,640
   Cross Timbers Oil Co.                    140,700                       3,482
   Devon Energy Corp.                        30,000                       1,746
   EOG Resources, Inc.                       60,000                       2,474
   HS Resources, Inc. *                      81,000                       3,645
   Louis Dreyfus Natural Gas Corp. *         90,000                       3,330
   Noble Affiliates, Inc.                    76,000                       3,171
   Ocean Energy, Inc.                        80,000                       1,324
   Pride International, Inc. *              120,000                       2,851
   Ultramar Diamond Shamrock Corp.           43,000                       1,556
   Valero Energy Corp.                      106,500                       3,781
--------------------------------------------------------------------------------
                                                                         30,000
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.7%
   BJ Services Co. *                         36,000                       2,563
   Diamond Offshore Drilling, Inc.           35,000                       1,377
   Hanover Compressor Co. *                  80,000                       2,536
   Weatherford International, Inc. *         69,400                       3,425
--------------------------------------------------------------------------------
                                                                          9,901
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.9%
   AmeriSource Health Corp., Class A *       89,200                       4,376
   Biovail Corp. *                          113,400                       4,097
   Immunogen, Inc. *                         80,000                       1,070
   Patterson Dental Co. *                    48,000                       1,476
   Teva Pharmaceutical Industries Ltd. ADR   50,000                       2,731
   Vertex Pharmaceuticals, Inc. *            50,000                       1,831
   Watson Pharmaceutical, Inc. *             45,000                       2,367
--------------------------------------------------------------------------------
                                                                         17,948
--------------------------------------------------------------------------------
RETAIL - 5.0%
   Bed Bath & Beyond, Inc. *                 50,000                       1,228
   Charlotte Russe Holding, Inc. *           34,000                       1,012
   Christopher & Banks Corp. *              138,600                       4,175


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 51 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

                                                     MARCH 31, 2001

                                               NUMBER                VALUE
                                              OF SHARES              (000S)
COMMON STOCKS-100.9% - CONTINUED

RETAIL - 5.0% - (CONTINUED)
   Krispy Kreme Doughnuts, Inc. *           131,400              $        4,730
   O'Charleys, Inc. *                        52,000                       1,089
   PC Connection, Inc. *                    158,100                       1,512
   Starbucks Corp. *                        109,400                       4,643
--------------------------------------------------------------------------------
                                                                         18,389
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.7%
   Washington Mutual, Inc.                   50,000                       2,737
--------------------------------------------------------------------------------
SEMICONDUCTORS - 7.7%
   Altera Corp. *                           125,000                       2,680
   Analog Devices, Inc. *                    60,000                       2,174
   Cypress Semiconductor Corp. *            165,000                       2,925
   Kla-Tencor Corp. *                        75,000                       2,953
   Lam Research Corp. *                     125,000                       2,969
   Lattice Semiconductor Corp. *            180,000                       3,274
   Novellus Systems, Inc. *                  85,000                       3,448
   Photronics, Inc. *                        65,000                       1,605
   Rudolph Technologies, Inc. *              75,000                       2,601
   Semtech Corp. *                          123,000                       3,621
--------------------------------------------------------------------------------
                                                                         28,250
--------------------------------------------------------------------------------
SOFTWARE - 5.1%
   Advantage Learning Systems, Inc. *        50,000                       1,444
   Cadence Design Systems, Inc. *           157,500                       2,912
   Fiserv, Inc. *                            96,000                       4,295
   I2 Technologies, Inc. *                  110,000                       1,602
   National Instruments Corp. *              90,000                       2,936
   PeopleSoft, Inc. *                       170,000                       3,984
   Rational Software Corp. *                 95,000                       1,686
--------------------------------------------------------------------------------
                                                                         18,859
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.8%
   Aeroflex, Inc. *                         200,000                       2,063
   Finisar Corp. *                          100,000                         959
--------------------------------------------------------------------------------
                                                                          3,022
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 0.1%
   Optical Communication Products, Inc. *    60,000                         420
--------------------------------------------------------------------------------
TRANSPORTATION - 1.8%
   Expeditors International of Washington,   47,000                       2,371
     Inc.
   Landstar System, Inc. *                   35,000                       2,371
   Union Pacific Corp.                       35,000                       1,969
--------------------------------------------------------------------------------
                                                                          6,711
--------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
  (COST $418,290)                                                $      371,789

                                              Principal
                                               Amount                  Value
                                               (000s)                  (000s)
SHORT-TERM INVESTMENTS-0.2%
   National Australia Bank, Grand Cayman,
     Eurodollar Time Deposit,
      5.44%, 4/2/01                         $   889                      889
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------
(COST $889)                                                              889


-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.1%
-------------------------------------------------------------------------------
(COST $419,179)                                                      372,678
   Liabilities Less Other Assets-                                     (4,211)
     (1.1)%
-------------------------------------------------------------------------------
NET ASSETS-100%                                                    $ 368,467

*NON-INCOME PRODUCING SECURITY



SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 52 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

                                                    MARCH 31, 2000

SELECT EQUITY FUND

                                             NUMBER                   VALUE
                                            OF SHARES                 (000S)
COMMON STOCKS-100.2%

ADVERTISING - 1.8%
   Omnicom Group, Inc.                        89,000              $        7,376
---------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 2.5%
   General Dynamics Corp.                     50,000                       3,137
   United Technologies Corp.                 100,000                       7,330
---------------------------------------------------------------------------------
                                                                          10,467
---------------------------------------------------------------------------------
AIRLINES - 1.2%
   Southwest Airlines Co.                    277,000                       4,917
---------------------------------------------------------------------------------
BEVERAGES - 1.1%
   Anheuser-Busch Cos., Inc.                 100,000                       4,593
---------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.3%
   Amgen, Inc. *                             141,000                       8,486
   IDEC Pharmaceuticals Corp. *               30,000                       1,200
---------------------------------------------------------------------------------
                                                                           9,686
---------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.0%
   Apollo Group, Inc., Class A *              97,000                       3,183
   Concord EFS, Inc. *                        50,000                       2,022
   First Data Corp.                          130,000                       7,762
   Paychex, Inc.                             205,000                       7,597
---------------------------------------------------------------------------------
                                                                          20,564
---------------------------------------------------------------------------------
COMPUTERS - 2.0%
   Dell Computer Corp. *                     200,000                       5,137
   EMC Corp. *                                30,000                         882
   Lexmark International Group, Inc. *        50,000                       2,276
---------------------------------------------------------------------------------
                                                                           8,295
---------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.4%
   Fastenal Co.                               30,000                       1,635
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 5.7%
   Citigroup, Inc.                           140,000                       6,297
   Fannie Mae                                120,000                       9,552
   MBNA Corp.                                200,000                       6,620
   USA Education, Inc.                        18,000                       1,308
---------------------------------------------------------------------------------
                                                                          23,777
---------------------------------------------------------------------------------
ELECTRIC - 4.9%
   Allegheny Energy, Inc.                     40,000                       1,850
   Calpine Corp. *                            84,000                       4,626
   Exelon Corp.                              115,000                       7,544
   Reliant Energy, Inc.                      119,000                       5,385
   UtiliCorp United, Inc.                     33,000                       1,068
---------------------------------------------------------------------------------
                                                                          20,473
---------------------------------------------------------------------------------
ELECTRONICS - 1.1%
   Symbol Technologies, Inc.                  90,000                       3,141
   Waters Corp. *                             30,000                       1,394
---------------------------------------------------------------------------------
                                                                           4,535
---------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES - 2.5%
   El Paso Corp.                             159,900                      10,441
---------------------------------------------------------------------------------
ENTERTAINMENT - 0.5%
   International Game Technology              40,000                       2,014
---------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.2%
   Republic Services, Inc. *                  50,000                         938
---------------------------------------------------------------------------------
FOOD - 2.9%
   Quaker Oats Co. (The)                     122,000                      11,956
---------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 4.3%
   Baxter International, Inc.                132,500                      12,474
   Biomet, Inc.                               55,000                       2,166
   Stryker Corp.                              65,000                       3,396
---------------------------------------------------------------------------------
                                                                          18,036
---------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.1%
   Tenet Healthcare Corp. *                  100,000                       4,400
---------------------------------------------------------------------------------
INSURANCE - 2.6%
   Ambac Financial Group, Inc.                18,000                       1,142
   American International Group, Inc.        120,000                       9,660
---------------------------------------------------------------------------------
                                                                          10,802
---------------------------------------------------------------------------------
MEDIA - 6.1%
   AOL Time Warner, Inc. *                   180,000                       7,227
   Clear Channel Communications, Inc. *      120,000                       6,534
   Comcast Corp., Class A                    150,000                       6,291
   Gemstar-TV Guide International, Inc. *    183,000                       5,261
---------------------------------------------------------------------------------
                                                                          25,313
---------------------------------------------------------------------------------
METAL FABRICATE/HARDWARE - 0.3%
   Shaw Group, Inc. (The) *                   30,000                       1,401
---------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 4.3%
   General Electric Co.                      300,000                      12,558
   Tyco International Ltd.                   120,000                       5,188
---------------------------------------------------------------------------------
                                                                          17,746
---------------------------------------------------------------------------------
OIL & GAS - 0.9%
   Ensco International, Inc.                  40,000                       1,400
   Global Marine, Inc. *                      90,000                       2,304
---------------------------------------------------------------------------------
                                                                           3,704
---------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.7%
   Schlumberger Ltd.                          50,000                       2,881
---------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 53 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SELECT EQUITY FUND (CONTINUED)

                                                  MARCH 31, 2001

                                             NUMBER                   VALUE
                                            OF SHARES                 (000S)
COMMON STOCKS-100.2% - CONTINUED

PHARMACEUTICALS - 10.3%
   Alza Corp. *                              100,000              $        4,050
   Bristol-Myers Squibb Co.                  100,000                       5,940
   Cardinal Health, Inc.                     100,000                       9,675
   Elan Corp. PLC ADR *                       58,000                       3,030
   Forest Laboratories, Inc., Class A *      125,000                       7,405
   Pfizer, Inc.                              205,000                       8,395
   Teva Pharmaceutical Industries Ltd. ADR    75,000                       4,097
---------------------------------------------------------------------------------
                                                                          42,592
---------------------------------------------------------------------------------
RETAIL - 16.7%
   Bed Bath & Beyond, Inc. *                 160,000                       3,930
   BJ's Wholesale Club, Inc. *                30,000                       1,436
   Costco Wholesale Corp. *                  112,000                       4,396
   Dollar General Corp.                      150,000                       3,066
   Kohl's Corp. *                            175,000                      10,796
   Lowe's Cos., Inc.                          92,000                       5,377
   Staples, Inc. *                           125,000                       1,859
   Starbucks Corp. *                         125,000                       5,305
   Target Corp.                              250,000                       9,020
   TJX Cos., Inc.                            150,000                       4,800
   Wal-Mart Stores, Inc.                     190,000                       9,595
   Walgreen Co.                              244,000                       9,955
---------------------------------------------------------------------------------
                                                                          69,535
---------------------------------------------------------------------------------
SAVINGS & LOANS - 1.3%
   Washington Mutual, Inc.                    98,000                       5,365
---------------------------------------------------------------------------------
SEMICONDUCTORS - 6.2%
   Linear Technology Corp.                   110,000                       4,517
   Maxim Integrated Products, Inc. *          95,000                       3,951
   Micron Technology, Inc. *                 190,000                       7,891
   Novellus Systems, Inc. *                   80,000                       3,245
   Texas Instruments, Inc.                   200,000                       6,196
---------------------------------------------------------------------------------
                                                                          25,800
---------------------------------------------------------------------------------
SOFTWARE - 5.3%
   Cadence Design Systems, Inc. *            180,000                       3,328
   Citrix Systems, Inc. *                    120,000                       2,535
   Microsoft Corp. *                         233,000                      12,742
   SEI Investments Co.                       110,000                       3,431
---------------------------------------------------------------------------------
                                                                          22,036
---------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.1%
   Amdocs Ltd. *                             112,000                       5,365
   Comverse Technology, Inc. *                55,000                       3,239
---------------------------------------------------------------------------------
                                                                           8,604
---------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 1.4%
   Cox Communications, Inc., Class A *        80,000                       3,559
   Time Warner Telecom, Inc., Class A *       59,000                       2,146
---------------------------------------------------------------------------------
                                                                           5,705
---------------------------------------------------------------------------------
TOBACCO - 2.1%
   Philip Morris Cos., Inc.                  186,000                       8,826
---------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.4%
   Mattel, Inc.                               85,000                       1,508
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
---------------------------------------------------------------------------------
(COST $437,809)                                                          415,921

                                              Principal
                                               Amount                       Value
                                               (000s)                       (000s)
SHORT-TERM INVESTMENTS-1.1%
   National Australia Bank, Grand Cayman,
     Eurodollar Time Deposit,
      5.44%, 4/2/01                           $ 4,300                         4,300
------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------
(COST $4,300)                                                                 4,300



------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.3%
------------------------------------------------------------------------------------
(COST $442,109)                                                             420,221
   Liabilities less Other Assets -                                           (5,209)
     (1.3)%
------------------------------------------------------------------------------------
NET ASSETS-100%                                                           $ 415,012


*NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 54 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
                                                           MARCH 31, 2001
SMALL CAP GROWTH FUND


                                                NUMBER                                  VALUE
                                               OF SHARES                               (000S)
COMMON STOCKS-98.7%

ADVERTISING - 1.3%
   R.H. Donnelley Corp. *                       119,000                          $        3,451
-------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.7%
   Alliant Techsystems, Inc. *                   47,950                                   4,246
-------------------------------------------------------------------------------------------------
CHEMICALS - 1.3%
   OM Group, Inc.                                61,000                                   3,248
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 7.9%
   Career Education Corp. *                     116,628                                   5,860
   Caremark Rx, Inc. *                          315,000                                   4,108
   Corinthian Colleges, Inc. *                  120,640                                   4,856
   Pharmaceutical Product Development, Inc. *    68,000                                   2,864
   Trico Marine Services, Inc. *                165,000                                   2,475
-------------------------------------------------------------------------------------------------
                                                                                         20,163
-------------------------------------------------------------------------------------------------
COMPUTERS - 7.5%
   Affiliated Computer Services, Inc., Class A*  80,500                                   5,224
   Jack Henry & Associates, Inc.                168,000                                   3,980
   Mentor Graphics Corp.                        165,000                                   3,403
   Mercury Computer Systems, Inc. *              89,000                                   3,415
   Synopsys, Inc. *                              67,000                                   3,145
-------------------------------------------------------------------------------------------------
                                                                                         19,167
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.9%
   Financial Federal Corp.                      116,000                                   2,842
   LaBranche & Co., Inc. *                       65,000                                   2,091
   W.P. Stewart & Co., Ltd.                     116,000                                   2,517
-------------------------------------------------------------------------------------------------
                                                                                          7,450
-------------------------------------------------------------------------------------------------
ELECTRONICS - 1.1%
   Mettler Toledo International, Inc. *          67,500                                   2,778
-------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.5%
   Jacobs Engineering Group, Inc.                66,000                                   3,828
-------------------------------------------------------------------------------------------------
ENTERTAINMENT - 4.6%
   Anchor Gaming *                               59,000                                   3,614
   Macrovision Corp. *                           85,000                                   3,703
   Six Flags, Inc.                              226,000                                   4,373
-------------------------------------------------------------------------------------------------
                                                                                         11,690
-------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 2.6%
   Stericycle, Inc. *                            77,223                                   3,446
   Waste Connections, Inc. *                    114,000                                   3,285
-------------------------------------------------------------------------------------------------
                                                                                          6,731
-------------------------------------------------------------------------------------------------
FOOD - 3.4%
   Performance Food Group Co. *                 129,132                                   6,780
   Ruby Tuesday, Inc.                            93,883                                   1,841
-------------------------------------------------------------------------------------------------
                                                                                          8,621
-------------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 4.4%
   Henry Schein, Inc. *                         114,000                                   4,190
   K-V Pharmaceutical Co., Class A*             167,000                                   3,288
   Varian Medical Systems, Inc.                  60,500                                   3,678
-------------------------------------------------------------------------------------------------
                                                                                         11,156
-------------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 8.4%
   AdvancePCS *                                  78,962                                   4,285
   Apria Healthcare Group, Inc. *               173,500                                   4,195
   LifePoint Hospitals, Inc. *                  122,000                                   4,361
   Mid Atlantic Medical Services, Inc. *        224,000                                   4,547
   Province Healthcare Co. *                    131,500                                   4,003
-------------------------------------------------------------------------------------------------
                                                                                         21,391
-------------------------------------------------------------------------------------------------
INSURANCE - 2.5%
   Stancorp Financial Group, Inc.                74,000                                   3,115
   W.R. Berkley Corp.                            73,000                                   3,290
-------------------------------------------------------------------------------------------------
                                                                                          6,405
-------------------------------------------------------------------------------------------------
INTERNET - 2.0%
   Integrated Device Technology, Inc. *          77,000                                   2,280
   RSA Security, Inc. *                         115,500                                   2,851
-------------------------------------------------------------------------------------------------
                                                                                          5,131
-------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.8%
   Brooks Automation, Inc. *                     53,000                                   2,107
-------------------------------------------------------------------------------------------------
MEDIA - 2.6%
   Pegasus Communications Corp. *               108,000                                   2,484
   Ra dio One, Inc., Class A *                  231,000                                   4,057
-------------------------------------------------------------------------------------------------
                                                                                          6,541
-------------------------------------------------------------------------------------------------
METAL FABRICATE/HARDWARE - 1.6%
   Shaw Group, Inc. (The) *                      85,000                                   3,970
-------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.6%
   Aptargroup, Inc.                              89,000                                   2,712
   Roper Industries, Inc.                       129,617                                   3,991
-------------------------------------------------------------------------------------------------
                                                                                          6,703
-------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 6.9%
   Cross Timbers Oil Co.                        177,000                                   4,381
   Louis Dreyfus Natural Gas Corp. *             68,000                                   2,516
   Newfield Exploration Co. *                   110,000                                   3,839
   Noble Affiliates, Inc.                        82,000                                   3,422


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 55 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP GROWTH

                                                NUMBER                                      VALUE
                                               OF SHARES                                   (000S)
COMMON STOCKS-98.7% - CONTINUED

OIL & GAS PRODUCERS - 6.9% - (CONTINUED)
   Swift Energy Co. *                         109,000                               $        3,492
---------------------------------------------------------------------------------------------------
                                                                                            17,650
---------------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.1%
   Veritas DGC, Inc. *                         87,000                                        2,780
---------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 1.0%
   Packaging Corp. of America *               203,000                                        2,680
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.0%
   Cima Laboratories, Inc. *                   61,500                                        3,821
   Medicis Pharmaceutical Corp., Class A *     83,000                                        3,720
   PRAECIS Pharmaceuticals, Inc. *            141,500                                        2,821
---------------------------------------------------------------------------------------------------
                                                                                            10,362
---------------------------------------------------------------------------------------------------
RETAIL - 4.3%
   Barnes & Noble, Inc. *                     101,000                                        2,414
   CEC Entertainment, Inc. *                   89,000                                        3,947
   Linens 'N Things, Inc. *                    64,000                                        1,760
   Pacific Sunwear of California, Inc. *      101,000                                        2,778
---------------------------------------------------------------------------------------------------
                                                                                            10,899
---------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 4.3%
   Integrated Circuit Systems, Inc. *         122,000                                        1,952
   Lam Research Corp. *                        70,000                                        1,662
   Rudolph Technologies, Inc. *                67,000                                        2,324
   Semtech Corp. *                             84,000                                        2,473
   Varian Semiconductor Equipment              82,000                                        2,619
     Associates, Inc.
---------------------------------------------------------------------------------------------------
                                                                                            11,030
---------------------------------------------------------------------------------------------------
SHIPBUILDING - 1.5%
   Newport News Shipbuilding, Inc.             77,000                                        3,765
---------------------------------------------------------------------------------------------------
SOFTWARE - 9.0%
   Activision, Inc. *                         137,000                                        3,331
   Advent Software, Inc. *                     85,000                                        3,767
   Caminus Corp. *                            113,000                                        2,309
   Choicepoint, Inc. *                        115,000                                        3,887
   Mercury Interactive Corp. *                 73,014                                        3,057
   THQ, Inc. *                                104,000                                        3,952
   Ulticom, Inc. *                            153,791                                        2,836
---------------------------------------------------------------------------------------------------
                                                                                            23,139
---------------------------------------------------------------------------------------------------
STORAGE/WAREHOUSING - 1.2%
   Mobile Mini, Inc. *                        115,757                                        3,191
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.3%
   Comverse Technology, Inc. *                 55,551                                        3,271
---------------------------------------------------------------------------------------------------
TOBACCO - 0.8%
   UST, Inc.                                   68,000                                        2,043
---------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.6%
   Expeditors International of Washington,
     Inc.                                      73,500                                        3,707
   Teekay Shipping Corp.                       72,000                                        3,067
---------------------------------------------------------------------------------------------------
                                                                                             6,774
---------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
---------------------------------------------------------------------------------------------------
(COST $250,119)                                                                            252,361

                                                  PRINCIPAL
                                                   AMOUNT                                VALUE
                                                   (000S)                               (000S)
SHORT-TERM INVESTMENTS-3.9%
   National Australia Bank, Grand Cayman,
     Eurodollar Time Deposit,
      5.44%, 4/2/01                            $        9,937                                9,937
----------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------
(COST $9,937)                                                                                9,937



----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.6%
----------------------------------------------------------------------------------------------------
(COST $260,056)                                                                            262,298
   Liabilities less Other Assets -                                                          (6,622)
     (2.6)%
----------------------------------------------------------------------------------------------------
NET ASSETS-100%                                                                          $ 255,676


*NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 56 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-95.0%

  ADVERTISING - 0.5%
     Advo, Inc.                                       1,741             $   64
     APAC Customer Services, Inc.                     2,300                 12
     Grey Global Group, Inc.                            100                 65
     Ha-Lo Industries, Inc.                           5,850                  6
     Key3Media Group, Inc.                            1,950                 23
     Penton Media, Inc.                               2,100                 30
     R.H. Donnelley Corp.                             3,100                 90
     Sitel Corp.                                      4,600                 13
     Valuevision International, Inc.                  3,800                 53
     Ventiv Health, Inc.                              1,500                 23
  ------------------------------------------------------------------------------
                                                                           379
  ------------------------------------------------------------------------------
  AEROSPACE/DEFENSE - 0.6%
     AAR Corp.                                        2,700                 35
     Alliant Techsystems, Inc.                        1,350                120
     Armor Holdings, Inc. *                           1,700                 30
     Curtiss-Wright Corp.                               500                 24
     Esterline Technologies Corp.                     2,000                 44
     Gencorp, Inc.                                    3,400                 36
     Heico Corp.                                        800                 12
     Kaman Corp.                                      2,100                 34
     Orbital Sciences Corp.                           3,700                 22
     Remec, Inc.                                      3,700                 37
     Sequa Corp., Class A                               600                 23
     Teledyne Technologies, Inc.                      3,100                 43
     Triumph Group, Inc.                              1,200                 46
  ------------------------------------------------------------------------------
                                                                           506
  ------------------------------------------------------------------------------
  AGRICULTURE - 0.4%
     Agribrands International, Inc.                   1,000                 54
     Cadiz, Inc.                                      3,500                 35
     Delta & Pine Land Co.                            3,800                 92
     Seminis, Inc., Class A                           1,200                  2
     Tejon Ranch Co.                                    600                 15
     Universal Corp.                                  2,700                106
  ------------------------------------------------------------------------------
                                                                           304
  ------------------------------------------------------------------------------
  AIRLINES - 0.5%
     Airtran Holdings, Inc.                           5,700                 45
     Alaska Air Group, Inc.                           2,400                 62
     America West Holdings Corp., Class B             3,273                 31
     Atlantic Coast Airlines Holdings, Inc.           3,300                 69
     Frontier Airlines, Inc.                          2,750                 33
     Mesa Air Group, Inc.                             3,200                 27
     Mesaba Holdings, Inc.                            1,200                 13
     Midwest Express Holdings, Inc.                   1,400                 22
     Skywest, Inc.                                    4,800                112
  ------------------------------------------------------------------------------
                                                                           414
  ------------------------------------------------------------------------------
  APPAREL - 1.0%
     Columbia Sportswear Co.                            600                 27
     Guess?, Inc.                                       700                  4
     Kellwood Co.                                     2,250                 47
     Nautica Enterprises, Inc.                        2,786                 50
     Oshkosh B'gosh, Inc., Class A                    1,100                 28
     Phillips-Van Heusen Corp.                        2,100                 32
     Polo Ralph Lauren Corp., Class A                 5,300                146
     Quiksilver, Inc.                                 2,250                 60
     Reebok International Ltd.                        4,400                109
     Russell Corp.                                    2,600                 49
     Skechers U.S.A., Inc., Class A                   1,400                 34
     Steven Madden Ltd.                                 900                 13
     Stride Rite Corp.                                4,100                 31
     Timberland Co., Class A                          1,700                 86
     Unifi, Inc.                                      5,300                 37
     Vans, Inc.                                       1,300                 29
     Warnaco Group, Inc., Class A                     5,200                  7
     Wolverine World Wide, Inc.                       4,100                 60
  ------------------------------------------------------------------------------
                                                                           849
  ------------------------------------------------------------------------------
  AUTO MANUFACTURERS - 0.1%
     Oshkosh Truck Corp., Class B                     1,400                 50
     Wabash National Corp.                            2,200                 22
  ------------------------------------------------------------------------------
                                                                            72
  ------------------------------------------------------------------------------
  AUTO PARTS & EQUIPMENT - 0.9%
     American Axle & Manufacturing Holdings, Inc.       900                  8
     ArvinMeritor, Inc.                               6,500                 89
     Bandag, Inc.                                     1,100                 29
     Borg Warner, Inc.                                2,400                 96
     Collins & Aikman Corp.                           6,100                 27
     Cooper Tire & Rubber Co.                         6,200                 70
     Dura Automotive Systems, Inc.                    1,200                 10
     Exide Corp.                                      2,300                 19
     Federal-Mogul Corp.                              7,000                 21
     Hayes Lemmerz International, Inc.                1,700                  9
     IMPCO Technologies, Inc.                           500                  9

NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 57 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-95.0% -- CONTINUED

  AUTO PARTS & EQUIPMENT - 0.9% -- (CONTINUED)
     Lear Corp.                                       6,400             $  188
     Modine Manufacturing Co.                         2,200                 57
     Superior Industries International, Inc.          1,800                 62
     Tenneco Automotive, Inc.                         3,500                 10
     Tower Automotive, Inc.                           3,800                 41
  ------------------------------------------------------------------------------
                                                                           745
  ------------------------------------------------------------------------------
  BANKS - 6.0%
     1st Source Corp.                                 1,159                 22
     Alabama National Bancorp                           800                 24
     Amcore Financial, Inc.                           2,582                 52
     Area Bancshares Corp.                            1,350                 21
     Bancfirst Corp.                                    400                 16
     BancorpSouth, Inc.                               8,317                123
     Bank of Granite Corp.                            1,068                 23
     Bay View Capital Corp.                           2,742                 13
     BOK Financial Corp.                              1,007                 25
     BSB Bancorp, Inc.                                  900                 17
     Capital City Bank Group, Inc.                      450                 11
     Cathay Bancorp, Inc.                               900                 44
     Century South Banks, Inc.                        1,100                 36
     Chemical Financial Corp.                         1,421                 32
     Chittenden Corp.                                 2,657                 83
     Citizens Banking Corp.                           4,650                124
     CityBank                                           900                 19
     Colonial Bancgroup, Inc.                         9,700                126
     Commerce Bancorp, Inc.                           3,064                184
     Community First Bankshares                       4,200                 85
     Corus Bankshares, Inc.                             900                 46
     CPB, Inc.                                          800                 23
     Cullen/Frost Bankers, Inc.                       5,100                175
     CVB Financial Corp.                              1,879                 30
     EastWest Bancorp, Inc.                           2,200                 42
     F & M Bancorp of Maryland                        1,043                 28
     F & M National Corp.                             2,431                 93
     F.N.B. Corp.                                     2,169                 52
     Farmers Capital Bank Corp.                         600                 21
     First Bancorp                                    2,050                 53
     First Busey Corp., Class A                         900                 18
     First Charter Corp.                              3,100                 48
     First Citizens Bancshares, Class A                 600                 61
     First Commonwealth Financial Corp.               5,700                 65
     First Financial Bancorp                          3,546                 53
     First Financial Bankshares, Inc.                 1,014                 34
     First Financial Corp. of Indiana                   653                 26
     First Merchants Corp.                            1,150                 27
     First Midwest Bancorp, Inc.                      4,009                113
     Frontier Financial Corp.                         1,600                 38
     Fulton Financial Corp.                           7,100                144
     GBC Bancorp                                      1,070                 30
     Gold Banc Corp., Inc.                            2,900                 20
     Greater Bay Bancorp                              4,200                106
     Hancock Holding Co.                                875                 38
     Harleysville National Corp.                        918                 34
     Hudson United Bancorp                            5,306                120
     Independent Bank Corp. of Massachusetts          1,200                 18
     Integra Bank Corp.                               1,643                 34
     International Bancshares Corp.                   1,493                 57
     Investors Financial Services Corp.               3,136                184
     Irwin Financial Corp.                            1,000                 21
     Mid-America Bancorp                                870                 20
     Mid-State Bancshares                             2,200                 34
     Mississippi Valley Bancshares, Inc.                600                 21
     National Penn Bancshares, Inc.                   1,951                 47
     NBT Bancorp, Inc.                                2,304                 38
     Omega Financial Corp.                              850                 23
     Oriental Financial Group, Inc.                   1,166                 16
     Pacific Capital Bancorp                          2,600                 75
     Pacific Northwest Bancorp                        1,350                 26
     Park National Corp.                                960                 83
     Promistar Financial Corp.                        1,684                 32
     Provident Bankshares Corp.                       2,580                 58
     Provident Financial Group, Inc.                  2,200                 62
     R & G Financial Corp., Class B                   1,000                 16
     Republic Bancorp, Inc.                           4,888                 60
     Riggs National Corp.                             1,900                 30
     S&T Bancorp, Inc.                                2,700                 62
     Sandy Spring Bancorp, Inc.                         900                 27
     Santander Bancorp                                  790                 15
     Silicon Valley Bancshares                        4,300                101
     Sky Financial Group, Inc.                        8,279                141
     South (The) Financial Group, Inc.                4,257                 61
     Southwest Bancorp of Texas                       2,800                 88

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 58 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-95.0% -- CONTINUED

  BANKS - 6.0% -- (CONTINUED)
     Sterling Bancshares, Inc.                        2,550             $   45
     Susquehanna Bancshares, Inc.                     3,837                 69
     Texas Regional Bancshares, Inc.                  1,585                 55
     Trust Co. of New Jersey                          1,600                 27
     Trustco Bank Corp. of New York                   6,113                 79
     Trustmark Corp.                                  5,700                118
     UCBH Holdings, Inc.                                900                 44
     UMB Financial Corp.                              1,606                 61
     United Bankshares, Inc.                          3,400                 75
     United National Bancorp                          1,538                 31
     Universal Forest Products, Inc.                  1,100                 17
     USB Holding Co., Inc.                            1,008                 13
     W Holding Co., Inc.                              2,700                 32
     Wesbanco, Inc.                                   1,800                 33
     Westamerica Bancorp                              3,600                136
     Whitney Holding Corp.                            2,250                 89
  ------------------------------------------------------------------------------
                                                                         4,992
  ------------------------------------------------------------------------------
  BEVERAGES - 0.2%
     Coca-Cola Bottling Co.                             127                  5
     Constellation Brands, Inc., Class A              1,600                114
     Farmer Brothers Co.                                100                 24
     Robert Mondavi (The) Corp., Class A                800                 36
  ------------------------------------------------------------------------------
                                                                           179
  ------------------------------------------------------------------------------
  BIOTECHNOLOGY - 1.9%
     Acacia Research Corp.                            1,600                 11
     Aclara BioSciences, Inc.                         1,000                  6
     Advanced Tissue Sciences, Inc.                   6,300                 25
     Alexion Pharmaceuticals, Inc.                    1,500                 34
     Aphton Corp.                                     1,400                 29
     Ariad Pharmaceuticals, Inc.                      2,400                 13
     Avant Immunotherapeutics, Inc.                   4,900                 21
     Avigen, Inc.                                     1,600                 19
     Aviron                                           2,500                104
     Bio-Rad Laboratories, Inc., Class A                800                 29
     Bio-Technology General Corp.                     5,400                 34
     Biocryst Pharmaceuticals, Inc.                   1,300                  8
     Cell Genesys, Inc.                               3,400                 48
     Collateral Therapeutics, Inc.                      700                  7
     CryoLife, Inc.                                   1,550                 40
     CuraGen Corp.                                    2,800                 66
     Cytogen Corp.                                    7,500                 24
     Digene Corp.                                     1,100                 17
     Diversa Corp.                                      800                 12
     Entremed, Inc.                                   1,700                 28
     Enzo Biochem, Inc.                               2,396                 40
     Enzon, Inc.                                      4,100                195
     Exelixis, Inc.                                     900                  8
     Gene Logic, Inc.                                 2,600                 44
     Genome Therapeutics Corp.                        2,200                 13
     Genomic Solutions, Inc.                            100                  -
     Genzyme Transgenics Corp.                        1,900                 12
     Geron Corp.                                      2,100                 22
     Immunomedics, Inc.                               3,200                 31
     Inhale Therapeutic Systems, Inc.                 3,900                 83
     Intermune Pharmaceuticals, Inc.                    700                 15
     Invitrogen Corp.                                 3,404                187
     Lexicon Genetics, Inc.                           1,000                  7
     Lynx Therapeutics, Inc.                          1,000                  8
     Martek Biosciences Corp.                         1,800                 28
     Maxim Pharmaceuticals, Inc.                      2,300                 15
     Maxygen, Inc.                                      800                 10
     Myriad Genetics, Inc.                            2,000                 81
     Nanogen, Inc.                                    1,400                  9
     Neose Technologies, Inc.                         1,100                 27
     Nexell Therapeutics, Inc.                          714                  1
     Orchid BioSciences, Inc.                           600                  3
     Organogenesis, Inc.                              3,445                 28
     Paradigm Genetics, Inc.                            500                  3
     Peregrine Pharmaceuticals, Inc.                  8,400                 12
     Regeneron Pharmaceuticals, Inc.                  1,900                 42
     Ribozyme Pharmaceuticals, Inc.                     900                  6
     Sequenom, Inc.                                     500                  4
     Targeted Genetics Corp.                          2,600                 11
     Texas Biotech Corp.                              4,000                 20
     Transkaryotic Therapies, Inc.                    2,000                 35
     Vical, Inc.                                      2,000                 19
  ------------------------------------------------------------------------------
                                                                         1,594
  ------------------------------------------------------------------------------
  BUILDING MATERIALS - 0.8%
     Advanced Lighting Technologies, Inc.             1,500                  8
     Armstrong Holdings, Inc.                         3,800                 15
     Centex Construction Products, Inc.                 700                 20

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 59 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-95.0% -- CONTINUED

  BUILDING MATERIALS - 0.8% -- (CONTINUED)
     Comfort Systems USA, Inc.                        2,800             $    7
     Dal-Tile International, Inc.                     5,400                 81
     Elcor Corp.                                      1,907                 27
     Florida Rock Industries, Inc.                    1,840                 73
     Genlyte Group, Inc.                              1,200                 33
     Lennox International, Inc.                       3,900                 40
     NCI Building Systems, Inc.                       1,700                 29
     Nortek, Inc.                                       900                 25
     Owens Corning                                    5,000                 16
     Rayonier, Inc.                                   2,700                112
     Simpson Manufacturing Co., Inc.                    800                 39
     Texas Industries, Inc.                           2,000                 58
     Trex Co., Inc.                                     500                 15
     U.S. Aggregates, Inc.                              500                  3
     York International Corp.                         3,800                105
  ------------------------------------------------------------------------------
                                                                           706
  ------------------------------------------------------------------------------
  CHEMICALS - 2.6%
     Airgas, Inc.                                     5,100                 40
     Albemarle Corp.                                  2,400                 54
     Arch Chemicals, Inc.                             1,900                 40
     Cabot Microelectronics Corp.                     2,400                106
     Cambrex Corp.                                    2,500                104
     Chemfirst, Inc.                                  1,500                 40
     Crompton Corp.                                  11,110                124
     Cytec Industries, Inc.                           4,000                128
     Ethyl Corp.                                      6,200                  9
     Ferro Corp.                                      3,450                 70
     Fuller (H.B.) Co.                                1,300                 55
     Georgia Gulf Corp.                               3,100                 54
     Great Lakes Chemical Corp.                       4,300                132
     International Specialty Products, Inc.           1,400                 12
     Lubrizol Corp.                                   5,100                155
     MacDermid, Inc.                                  1,800                 33
     Millennium Chemicals, Inc.                       6,300                103
     Minerals Technologies, Inc.                      2,000                 70
     NL Industries, Inc.                              2,100                 35
     Olin Corp.                                       3,600                 73
     OM Group, Inc.                                   2,350                125
     Omnova Solutions, Inc.                           3,400                 23
     PolyOne Corp.                                    9,300                 85
     RPM, Inc. of Ohio                               10,100                103
     Schulman (A.), Inc.                              2,900                 35
     Solutia, Inc.                                   10,200                124
     Spartech Corp.                                   1,500                 24
     Stepan Co.                                         500                 12
     Symyx Technologies, Inc.                         2,100                 27
     Uniroyal Technology Corp.                        1,400                 10
     Valhi, Inc.                                        800                  8
     Valspar Corp.                                    3,700                106
     W.R. Grace & Co.                                 6,000                 14
     Wellman, Inc.                                    3,100                 60
  ------------------------------------------------------------------------------
                                                                         2,193
  ------------------------------------------------------------------------------
  COAL - 0.2%
     Arch Coal, Inc.                                  1,800                 54
     Consol Energy, Inc.                              2,500                 86
  ------------------------------------------------------------------------------
                                                                           140
  ------------------------------------------------------------------------------
  COMMERCIAL SERVICES - 3.9%
     Aaron Rents, Inc., Class B                       1,700                 27
     ABM Industries, Inc.                             1,724                 54
     Administaff, Inc.                                1,800                 33
     Albany Molecular Research, Inc.                  1,800                 63
     Aurora Biosciences Corp.                         2,000                 36
     Bacou USA, Inc.                                    500                 13
     Banta Corp.                                      2,450                 59
     Bowne & Co., Inc.                                3,300                 36
     Bright Horizons Family Solutions, Inc.           1,200                 28
     Career Education Corp.                           1,900                 96
     Caremark Rx, Inc.                               22,700                296
     CDI Corp.                                        1,100                 14
     Central Parking Corp.                            1,150                 21
     Century Business Services, Inc.                  7,300                 18
     Chemed Corp.                                       900                 31
     Coinstar, Inc.                                   2,000                 34
     Corinthian Colleges, Inc.                          900                 36
     Corporate Executive Board Co.                    1,900                 57
     Corvel Corp.                                       600                 21
     CoStar Group, Inc.                               1,200                 23
     CPI Corp.                                          600                 12
     Data Broadcasting Corp.                          6,800                 52
     DiamondCluster International, Inc., Class A      2,100                 18
     Dollar Thrifty Automotive Group                  2,400                 49

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 60 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-95.0% -- CONTINUED

  COMMERCIAL SERVICES - 3.9% -- (CONTINUED)
     Edison Schools, Inc., Class A                    1,500             $   30
     Education Management Corp.                       2,100                 69
     Electro Rent Corp.                               1,374                 19
     Employee Solutions, Inc.                           201                  -
     Encompass Services Corp.                         6,304                 31
     F.Y.I., Inc.                                     1,300                 43
     First Consulting Group, Inc.                     1,800                 18
     Forrester Research, Inc.                         1,100                 26
     Gaiam, Inc., Class A                               300                  3
     Gartner Group, Inc., Class A *                   7,200                 49
     Global Payments, Inc.                            2,640                 49
     Hall, Kinion & Associates, Inc.                    900                  5
     Heidrick & Struggles International, Inc.         1,900                 55
     Hooper Holmes, Inc.                              6,500                 56
     Horizon Offshore, Inc.                           1,100                 27
     Insurance Auto Auctions, Inc.                      800                 10
     Integrated Electrical Services, Inc.             3,300                 19
     ITT Educational Services, Inc.                   1,425                 39
     Kelly Services, Inc., Class A                    1,700                 40
     kforce.com, Inc.                                 3,635                 19
     Korn/Ferry International                         3,700                 62
     Labor Ready, Inc.                                3,300                 10
     Learning Tree International, Inc.                1,100                 23
     Mail-Well, Inc.                                  4,600                 22
     Management Network Group, Inc.                     600                  3
     Maximus, Inc.                                    1,100                 33
     McGrath Rentcorp                                   832                 18
     MedQuist, Inc.                                   1,405                 31
     Memberworks, Inc.                                1,000                 24
     Meta Group, Inc.                                   800                  1
     Midas, Inc.                                      1,500                 20
     Modis Professional Services, Inc.                9,000                 41
     National Processing, Inc.                          600                 11
     NationsRent, Inc.                                3,600                  4
     Navigant Consulting Co. *                        3,500                 23
     NCO Group, Inc.                                  1,850                 47
     On Assignment, Inc.                              2,300                 48
     Orthodontic Centers of America                   4,000                 82
     Parexel International Corp.                      2,400                 30
     Pharmaceutical Product Development, Inc.         1,867                 79
     Plexus Corp.                                     4,100                105
     Prepaid Legal Services, Inc.                     1,900                 20
     Professional Detailing, Inc.                       400                 25
     Profit Recovery Group International              3,950                 25
     Prosofttraining.com                              2,000                 16
     Protection One, Inc.                             1,900                  2
     Rent-A-Center, Inc.                              1,700                 78
     Rent-Way, Inc.                                   2,387                 12
     Rollins, Inc.                                    1,700                 33
     Service Corp. International                     27,100                129
     Sodexho Marriott Services, Inc.                  3,200                 93
     Sotheby's Holdings, Inc., Class A                4,100                 75
     Source Information Management Co.                1,100                  5
     Spherion Corp.                                   5,630                 39
     Startek, Inc.                                      700                 10
     Stewart Enterprises, Inc., Class A               9,100                 45
     Strayer Education, Inc.                            700                 25
     Sylvan Learning Systems, Inc.                    2,700                 56
     Trico Marine Services, Inc.                      2,400                 36
     United Rentals, Inc.                             3,200                 52
     Volt Information Sciences, Inc.                    850                 15
     Wackenhut (The) Corp., Class A                     900                 13
     Worldwide Xceed Group, Inc.                        300                  -
  ------------------------------------------------------------------------------
                                                                         3,255
  ------------------------------------------------------------------------------
  COMPUTERS - 2.2%
     Adept Technology, Inc.                           1,000                 14
     Advanced Digital Information Corp.               5,100                 88
     Analysts International Corp.                     2,000                 10
     Avant! Corp.                                     3,806                 66
     Bell & Howell Co.                                1,500                 34
     Brooktrout, Inc.                                 1,200                  7
     Caci International, Inc., Class A                1,000                 27
     Cambridge Technology Partners, Inc. *            5,300                 20
     Carreker Corp.                                   1,100                 21
     CIBER, Inc.                                      4,500                 22
     Cognizant Technology Solutions Corp.               600                 18
     Complete Business Solutions                      2,200                 20
     Computer Horizons Corp.                          3,150                 11
     Concurrent Computer Corp.                        5,400                 34
     Digimarc Corp.                                   1,000                 15
     Dot Hill Systems Corp.                           1,100                  2
     eLoyalty Corp.                                   4,612                 11

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 61 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-95.0% -- CONTINUED

  COMPUTERS - 2.2% -- (CONTINUED)
     eMachines, Inc.                                  1,900             $    -
     EpicEdge, Inc. *                                 1,000                  -
     Extended Systems, Inc.                             800                  9
     Factset Research Systems, Inc.                   2,000                 60
     FutureLink Corp. *                               3,900                  1
     Gadzoox Networks, Inc.                           1,000                  2
     Hutchinson Technology, Inc.                      2,415                 36
     iGate Capital Corp.                              3,500                  7
     Immersion Corp.                                  1,400                  8
     InFocus Corp.                                    3,800                 62
     Inforte Corp.                                      200                  2
     Intergraph Corp.                                 4,400                 43
     InterVoice-Brite, Inc.                           3,300                 27
     Iomega Corp.                                    26,700                 98
     Kronos, Inc.                                     1,275                 40
     LivePerson, Inc.                                   400                  -
     Manhattan Associates, Inc.                         500                  8
     Maxtor Corp.                                     6,400                 45
     MCSi, Inc.                                       1,000                 15
     Media 100, Inc.                                  1,100                  2
     Mentor Graphics Corp.                            6,400                132
     Mercury Computer Systems, Inc.                   2,100                 81
     Micron Electronics, Inc.                         3,500                  6
     Micros Systems, Inc.                             1,700                 34
     MTI Technology Corp.                             3,200                  7
     Netguru, Inc.                                      600                  2
     Netscout Systems, Inc.                           1,500                  8
     Netsolve, Inc.                                     500                  4
     Nuance Communications, Inc.                        500                  5
     NYFIX, Inc.                                      2,100                 48
     Pec Solutions, Inc.                                300                  3
     Perot Systems Corp., Class A                     5,800                 64
     Procom Technology, Inc.                            500                  4
     Quantum Corp.                                    7,600                 80
     Radiant Systems, Inc.                            1,650                 23
     Radisys Corp.                                    1,500                 25
     Rainbow Technologies, Inc.                       2,100                 10
     SCM Microsystems, Inc.                           1,300                 20
     Silicon Graphics, Inc.                          18,900                 74
     SmartDisk Corp.                                    600                  2
     SONICblue, Inc.                                  9,100                 43
     Storage Technology Corp.                         9,600                105
     Sykes Enterprises, Inc.                          2,300                 13
     Syntel, Inc.                                       500                  4
     Systems & Computer Technology Corp.              3,266                 30
     Tanning Technology Corp.                         1,200                  4
     Technology Solutions Co.                         4,412                 10
     Vasco Data Security International, Inc.          1,200                  7
     Vertel Corp.                                     2,800                  4
     Vertex Interactive, Inc.                         1,700                  3
     viaLink Co. (The)                                1,900                  6
     Viewpoint Corp.                                  2,300                 10
     Wave Systems Corp., Class A                      4,600                 21
     Western Digital Corp.                           17,200                 82
     Xybernaut Corp.                                  3,200                  6
  ------------------------------------------------------------------------------
                                                                         1,865
  ------------------------------------------------------------------------------
  COSMETICS/PERSONAL CARE - 0.2%
     Alberto-Culver Co., Class B                      3,600                143
     Revlon, Inc., Class A                              900                  4
  ------------------------------------------------------------------------------
                                                                           147
  ------------------------------------------------------------------------------
  DISTRIBUTION/WHOLESALE - 0.4%
     Advanced Marketing Services, Inc.                  800                 19
     Brightpoint, Inc.                                5,124                 12
     Handleman Co.                                    2,500                 25
     Hughes Supply, Inc.                              2,175                 32
     Owens & Minor, Inc.                              3,262                 54
     SCP Pool Corp.                                   1,500                 49
     United Stationers, Inc.                          3,200                 78
     Watsco, Inc., Class A                            1,950                 22
     WESCO International, Inc.                        1,900                 17
  ------------------------------------------------------------------------------
                                                                           308
  ------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 2.0%
     Advanta Corp., Class A                           2,100                 33
     Affiliated Managers Group, Inc.                  2,200                103
     AmeriCredit Corp.                                7,700                250
     Associates First Capital Corp., Class B          4,400                  -
     Blackrock, Inc., Class A                         1,800                 65
     Charter Municipal Mortgage Acceptance Co.        2,000                 31
     Cityscape Financial Corp. *                      3,800                  -
     CompuCredit Corp.                                1,200                  9
     Credit Acceptance Corp.                          1,600                  9

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 62 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                      NUMBER             VALUE
                                                    OF SHARES            (000S)
  COMMON STOCKS-95.0% -- CONTINUED

  DIVERSIFIED FINANCIAL SERVICES - 2.0% -- (CONTINUED)
     Doral Financial Corp.                            3,300             $   99
     DVI, Inc.                                        1,000                 15
     Eaton Vance Corp.                                5,800                180
     Financial Federal Corp.                          1,100                 27
     Finova Group, Inc. *                             6,100                 11
     Friedman, Billings, Ramsey Group, Inc.           2,400                 13
     Gabelli Asset Management, Inc., Class A            500                 17
     Investment Technology Group, Inc.                2,800                143
     Jefferies Group, Inc.                            2,400                 69
     John Nuveen Co., Class A                           700                 38
     LaBranche & Co., Inc.                            3,700                119
     Medallion Financial Corp.                        1,100                 11
     Metris Cos., Inc.                                6,099                127
     Morgan Keegan, Inc.                              2,135                 58
     Raymond James Financial Corp.                    4,000                111
     Southwest Securities Group, Inc.                 1,552                 29
     Stockwalk.com Group, Inc.                          800                  1
     Student Loan Corp.                                 400                 28
     Tucker Anthony Sutro Corp.                       1,700                 32
     Westcorp                                           981                 17
     WFS Financial, Inc.                                900                 16
  ------------------------------------------------------------------------------
                                                                         1,661
  ------------------------------------------------------------------------------
  ELECTRIC - 3.1%
     Allete                                           7,400                191
     Avista Corp.                                     4,700                 83
     Black Hills Corp.                                2,223                102
     CH Energy Group, Inc.                            1,600                 71
     Cleco Corp.                                      2,200                100
     Conectiv, Inc.                                   8,800                192
     El Paso Electric Co.                             5,300                 77
     Empire District Electric Co.                     1,700                 32
     Hawaiian Electric Industries, Inc.               3,200                118
     Idacorp, Inc.                                    3,700                141
     Kansas City Power & Light Co.                    6,100                150
     Madison Gas & Electric Co.                       1,625                 38
     MDU Resources Group, Inc.                        6,325                226
     Northwestern Corp.                               2,300                 56
     OGE Energy Corp.                                 7,700                177
     Otter Tail Power Co.                             2,400                 68
     Public Service Co. of New Mexico                 3,400                 99
     RGS Energy Group, Inc.                           3,400                126
     Sierra Pacific Resources                         7,788                115
     UIL Holdings Corp.                               1,400                 67
     Unisource Energy Corp.                           3,020                 63
     Western Resources, Inc.                          6,900                165
     WPS Resources Corp.                              2,600                 89
  ------------------------------------------------------------------------------
                                                                         2,546
  ------------------------------------------------------------------------------
  ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
     Advanced Energy Industries, Inc.                 1,200                 31
     American Superconductor Corp.                    2,000                 32
     Ametek, Inc.                                     3,200                 88
     Artesyn Technologies, Inc.                       3,191                 35
     Belden, Inc.                                     2,400                 48
     C&D Technologies, Inc.                           2,600                 72
     Energy Conversion Devices, Inc.                  1,600                 39
     General Cable Corp.                              2,900                 32
     Littelfuse, Inc.                                 2,000                 50
     Rayovac Corp.                                    2,700                 47
     Research Frontiers, Inc.                         1,000                 18
     SLI, Inc.                                        1,725                 15
     Superconductor Technologies, Inc.                1,800                  9
     UCAR International, Inc.                         4,500                 52
     Universal Display Corp.                          1,300                 13
     Valence Technology, Inc.                         3,200                 15
     Vicor Corp.                                      1,900                 39
  ------------------------------------------------------------------------------
                                                                           635
  ------------------------------------------------------------------------------
  ELECTRONICS - 2.5%
     ACT Manufacturing, Inc.                          1,100                 12
     American Technical Ceramics Corp.                  300                  3
     Analogic Corp.                                     600                 27
     Bel Fuse, Inc., Class A                            700                 16
     Bel Fuse, Inc., Class B *                          100                  2
     Benchmark Electronics, Inc.                      1,900                 37
     Brady Corp., Class A                             1,769                 60
     Checkpoint Systems, Inc.                         2,800                 26
     Coherent, Inc.                                   2,700                 96
     Convera Corp.                                    1,100                  9
     CTS Corp.                                        2,780                 58
     Cubic Corp.                                        500                 13
     CyberOptics Corp.                                  700                  7
     Cymer, Inc.                                      2,900                 63

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 63 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)
  COMMON STOCKS-95.0% - CONTINUED
  ELECTRONICS - 2.5% - (CONTINUED)
     DDi Corp.                                  1,300                            $    22
     Dionex Corp.                               2,200                                 69
     DSP Group, Inc.                            2,700                                 42
     Electro Scientific Industries, Inc.        2,700                                 76
     Electroglas, Inc.                          2,100                                 35
     Excel Technology, Inc.                       900                                 16
     FEI Co.                                    1,400                                 31
     Fisher Scientific International, Inc.      4,000                                142
     GenRad, Inc.                               2,700                                 22
     II-VI, Inc.                                1,000                                 13
     Indentix, Inc.                             2,700                                 23
     Interlink Electronics, Inc.                  900                                  3
     Interlogix, Inc.                           1,912                                 50
     Keithley Instruments, Inc.                   800                                 13
     Kent Electronics Corp.                     2,800                                 50
     Meade Instruments Corp.                      800                                  3
     Mechanical Technology, Inc.                2,300                                 10
     Methode Electronics                        3,542                                 63
     Mettler-Toledo International, Inc. *       3,800                                156
     Molecular Devices Corp.                    1,600                                 73
     Moog, Inc., Class A                          700                                 25
     Nanometrics, Inc.                            400                                  6
     Packard Biosciences Co.                    1,300                                 10
     Park Electrochemical Corp.                 1,400                                 32
     Paxar Corp.                                3,620                                 45
     Photon Dynamics, Inc.                      1,200                                 25
     Robotic Vision Systems, Inc.               3,500                                  8
     Rogers Corp.                               1,500                                 53
     SBS Technologies, Inc.                     1,200                                 18
     Sensormatic Electronics Corp.              7,100                                135
     Spectra-Physics Lasers, Inc.                 400                                  6
     Stoneridge, Inc.                           1,200                                  9
     Technitrol, Inc.                           2,400                                 60
     Trimble Navigation Ltd.                    2,300                                 43
     Universal Electronics, Inc.                1,400                                 23
     Varian, Inc.                               3,200                                 82
     Viasystems Group, Inc.                     4,500                                 13
     Watts Industries, Inc., Class A            1,600                                 27
     Woodhead Industries, Inc.                  1,100                                 19
     Woodward Governor Co.                        800                                 41
     X-Rite, Inc.                               1,700                                 17
     Zygo Corp.                                 1,300                                 25
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,063
  -----------------------------------------------------------------------------------------------------------
  ENERGY-ALTERNATE SOURCES - 0.2%
     Covanta Energy Corp.                       4,900                                 82
     FuelCell Energy, Inc.                      1,100                                 56
     Syntroleum Corp.                           3,300                                 48
  -----------------------------------------------------------------------------------------------------------
                                                                                     186
  -----------------------------------------------------------------------------------------------------------
  ENGINEERING & CONSTRUCTION - 0.5%
     EMCOR Group, Inc.                            900                                 27
     Foster Wheeler Corp.                       3,800                                 68
     Granite Construction, Inc.                 1,875                                 64
     Insituform Technologies, Inc.              1,900                                 62
     Jacobs Engineering Group, Inc.             2,200                                128
     URS Corp.                                  1,400                                 27
     Washington Group International, Inc.       3,200                                  5
  -----------------------------------------------------------------------------------------------------------
                                                                                     381
  -----------------------------------------------------------------------------------------------------------
  ENTERTAINMENT - 0.6%
     Anchor Gaming                                800                                 49
     Argosy Gaming Co.                          2,000                                 52
     Championship Auto Racing Teams, Inc.       1,100                                 18
     Churchill Downs, Inc.                      1,100                                 34
     Dover Downs Entertainment, Inc.            1,200                                 15
     Fairfield Communities, Inc.                4,200                                 67
     Gaylord Entertainment Co.                  1,700                                 45
     GC Cos., Inc., Class A                       500                                  1
     Gtech Holdings Corp.                       3,400                                 93
     Isle of Capri Casinos, Inc.                2,500                                 26
     Liberty Livewire Corp., Class A              200                                  1
     Penn National Gaming, Inc.                   800                                 10
     Pinnacle Entertainment, Inc.               1,900                                 20
     Speedway Motorsports, Inc.                 1,400                                 36
     Trendwest Resorts, Inc.                      600                                 13
     Vail Resorts, Inc.                         1,500                                 30
     Zomax, Inc.                                2,800                                 14
  -----------------------------------------------------------------------------------------------------------
                                                                                     524
  -----------------------------------------------------------------------------------------------------------
  ENVIRONMENTAL CONTROL - 0.4%
     Calgon Carbon Corp.                        3,400                                 25
     Casella Waste Systems, Inc., Class A       1,900                                 17
     Ionics, Inc.                               1,600                                 42
     Mine Safety Appliances Co.                   900                                 23


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 64 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)
  COMMON STOCKS-95.0% - CONTINUED
  ENVIRONMENTAL CONTROL - 0.4% - (CONTINUED)
     Stericycle, Inc.                           1,400                            $    62
     Tetra Tech, Inc.                           3,593                                 73
     Waste Connections, Inc.                    2,000                                 58
  -----------------------------------------------------------------------------------------------------------
                                                                                     300
  -----------------------------------------------------------------------------------------------------------
  FINANCIAL - 0.1%
     Triad Guaranty, Inc.                       1,300                                 43
  -----------------------------------------------------------------------------------------------------------
  FOOD - 2.1%
     American Italian Pasta Co., Class A        1,700                                 54
     Aurora Foods, Inc.                         1,900                                 13
     Chiquita Brands International              3,600                                  5
     Corn Products International, Inc.          3,500                                 90
     Dean Foods Co.                             3,500                                119
     Del Monte Foods Co.                        5,200                                 42
     Dole Food Co.                              4,500                                 72
     Dreyer's Grand Ice Cream, Inc.             1,600                                 41
     Earthgrains Co.                            4,200                                 89
     Fleming Cos., Inc.                         3,900                                 99
     Great Atlantic & Pacific Tea Co.           1,700                                 16
     Hain Celestial Group, Inc.                 3,300                                 96
     Ingles Markets, Inc., Class A              1,000                                 12
     International Multifoods Corp. *           1,700                                 33
     Interstate Bakeries Corp.                  2,800                                 43
     Lance, Inc.                                2,500                                 28
     Michael Foods, Inc.                        1,200                                 36
     Performance Food Group Co.                 1,550                                 81
     Pilgrims Pride Corp., Class B              1,600                                 16
     Ralcorp Holdings, Inc.                     2,800                                 50
     Rica Foods, Inc.                             700                                  2
     Riviana Foods, Inc.                          700                                 11
     Ruddick Corp.                              3,000                                 41
     Sensient Technologies Corp., Class A       4,400                                100
     Smithfield Foods, Inc.                     5,400                                175
     Smucker (J.M.) (The) Co.                   2,100                                 55
     Steak n Shake Co.                          2,304                                 20
     Suiza Foods Corp.                          2,700                                130
     United Natural Foods, Inc.                   900                                 13
     Whole Foods Market, Inc.                   2,700                                114
     Wild Oats Markets, Inc.                    1,950                                 18
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,714
  -----------------------------------------------------------------------------------------------------------
  FOOD SERVICE - 0.1%
     Morrison Management Specialist, Inc.       1,230                                 49
  -----------------------------------------------------------------------------------------------------------
  FOREST PRODUCTS & PAPER - 0.5%
     Buckeye Technologies, Inc.                 2,700                                 31
     Caraustar Industries, Inc.                 2,600                                 21
     Chesapeake Corp.                           1,500                                 35
     Deltic Timber Corp.                        1,000                                 20
     Glatfelter (P.H.) Co.                      2,600                                 33
     Louisiana-Pacific Corp.                   10,300                                 99
     Pope & Talbot, Inc.                        1,400                                 17
     Potlatch Corp.                             2,800                                 89
     Rock-Tenn Co., Class A                     1,140                                  9
     Schweitzer-Mauduit International, Inc.     1,400                                 25
     Wausau-Mosinee Paper Corp.                 5,042                                 66
  -----------------------------------------------------------------------------------------------------------
                                                                                     445
  -----------------------------------------------------------------------------------------------------------
  GAS - 1.7%
     AGL Resources, Inc.                        5,400                                118
     Atmos Energy Corp.                         3,822                                 91
     Cascade Natural Gas Corp.                  1,100                                 22
     Energen Corp.                              2,700                                 95
     Laclede Gas Co.                            1,900                                 44
     New Jersey Resources Corp.                 1,700                                 70
     Northwest Natural Gas Co.                  2,450                                 59
     ONEOK, Inc.                                2,900                                119
     Peoples Energy Corp.                       3,500                                136
     Piedmont Natural Gas Co., Inc.             3,200                                114
     Semco Energy, Inc.                         1,775                                 25
     South Jersey Industries, Inc.              1,113                                 33
     Southern Union Co.                         3,178                                 67
     Southwest Gas Corp.                        3,100                                 65
     Southwestern Energy Co.                    2,500                                 25
     UGI Corp.                                  2,686                                 66
     Vectren Corp.                              6,565                                140
     WGL Holdings, Inc.                         4,600                                127
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,416
  -----------------------------------------------------------------------------------------------------------
  HAND/MACHINE TOOLS - 0.6%
     Baldor Electric Co.                        2,353                                 49
     Franklin Electric Co., Inc.                  400                                 29
     Kennametal, Inc.                           3,000                                 82
     Lincoln Electric Holdings, Inc.            3,400                                 73
     Milacron, Inc.                             3,300                                 60
     Regal-Beloit Corp.                         2,100                                 35


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 65 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)
  COMMON STOCKS-95.0% - CONTINUED
  HAND/MACHINE TOOLS - 0.6% - (CONTINUED)
     Snap-On, Inc.                              5,700                            $   166
  -----------------------------------------------------------------------------------------------------------
                                                                                     494
  -----------------------------------------------------------------------------------------------------------
  HEALTH CARE - 0.1%
     Wallace Computer Services, Inc.            3,700                                 60
  -----------------------------------------------------------------------------------------------------------
  HEALTHCARE-PRODUCTS - 2.5%
     Abiomed, Inc.                              1,500                                 24
     Arrow International, Inc.                  1,100                                 42
     Arthrocare Corp.                           2,000                                 28
     Aspect Medical Systems, Inc.                 400                                  5
     ATS Medical, Inc.                          2,200                                 21
     Biosite Diagnostics, Inc.                  1,400                                 52
     Cardiodynamics International Corp.         3,000                                 11
     Celsion Corp. *                            5,800                                  7
     Cerus Corp.                                1,000                                 44
     ChromaVision Medical Systems, Inc.         1,400                                  7
     Closure Medical Corp.                        600                                 10
     Columbia Laboratories, Inc.                2,400                                 14
     Conmed Corp.                               1,450                                 28
     Cooper Cos., Inc.                          1,400                                 66
     Cyberonics, Inc.                           1,600                                 26
     Datascope Corp.                            1,200                                 43
     Diagnostic Products Corp.                  1,100                                 57
     Diametrics Medical, Inc.                   2,500                                 10
     Edwards Lifesciences Corp.                 5,800                                114
     Endocare, Inc.                             1,200                                  9
     Gliatech, Inc.                             1,000                                  2
     Haemonetics Corp.                          2,500                                 83
     Henry Schein, Inc.                         2,300                                 85
     I-Stat Corp.                               1,600                                 32
     IDEXX Laboratories, Inc.                   3,300                                 72
     Igen International, Inc.                   1,000                                 19
     Imatron, Inc.                              9,300                                 17
     Inamed Corp.                               1,300                                 31
     Invacare Corp.                             2,412                                 95
     Luminex Corp.                                500                                  9
     Mentor Corp.                               2,100                                 47
     Microvision, Inc.                          1,200                                 18
     Novoste Corp.                              1,600                                 28
     Oakley, Inc.                               2,200                                 39
     Ocular Sciences, Inc.                      1,600                                 29
     Oratec Interventions, Inc.                   400                                  3
     Photogen Technologies, Inc. *                900                                  2
     PolyMedica Corp.                           1,000                                 23
     PSS World Medical, Inc. *                  7,050                                 32
     Resmed, Inc.                               3,100                                125
     Respironics, Inc.                          3,361                                103
     Sonic Innovations, Inc.                      400                                  2
     SonoSite, Inc.                               900                                 10
     Staar Surgical Co.                         1,300                                  6
     Steris Corp.                               6,800                                 96
     Sunrise Technologies International         5,000                                  9
     Thoratec Laboratories Corp.                2,785                                 24
     Varian Medical Systems, Inc.               3,200                                195
     Vasomedical, Inc.                          5,000                                 19
     Ventana Medical Systems, Inc.              1,000                                 23
     Visx, Inc.                                 5,300                                 91
     Vital Signs, Inc.                            600                                 19
     West Pharmaceutical Services, Inc.           976                                 23
     Zoll Medical Corp.                           900                                 31
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,060
  -----------------------------------------------------------------------------------------------------------
  HEALTHCARE-SERVICES - 3.0%
     AdvancePCS                                  2,600                               141
     Allscripts Healthcare Solutions, Inc.       1,900                                10
     Ameripath, Inc.                             2,200                                45
     Apria Healthcare Group, Inc.                4,000                                97
     Beverly Enterprises, Inc.                  10,200                                82
     Covance, Inc.                               5,700                                73
     Coventry Health Care, Inc.                  5,900                                98
     Cyber-Care, Inc.                            4,800                                14
     DaVita, Inc.                                7,300                               124
     Gentiva Health Services, Inc.               1,700                                32
     Health Net, Inc.                           10,200                               210
     Humana, Inc.                               15,800                               166
     Impath, Inc.                                1,500                                70
     Laboratory Corp. of America Holdings *      1,700                               204
     LifePoint Hospitals, Inc.                   3,200                               114
     Lincare Holdings, Inc.                      3,900                               206
     Manor Care, Inc. *                          8,000                               163
     Mid Atlantic Medical Services, Inc.         4,400                                89
     Procurenet, Inc.                            7,500                                 -
     Province Healthcare Co.                     3,100                                94
     Quorum Health Group, Inc.                   7,100                               108


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 66 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)
  COMMON STOCKS-95.0% - CONTINUED
  HEALTHCARE-SERVICES - 3.0% - (CONTINUED)
     RehabCare Group, Inc.                      1,300                            $    54
     Renal Care Group, Inc.                     4,625                                124
     Res-Care, Inc.                             1,950                                 10
     Rightchoice Managed Care, Inc.               400                                 14
     Sunrise Assisted Living, Inc.              1,800                                 35
     Triad Hospitals, Inc. *                    3,400                                 96
     US Oncology, Inc.                          7,206                                 59
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,532
  -----------------------------------------------------------------------------------------------------------
  HOLDING COMPANIES-DIVERS - 0.1%
     Terremark Worldwide, Inc.                 12,500                                 31
     Triarc Cos., Inc.                          1,301                                 32
     Walter Industries, Inc.                    3,200                                 28
  -----------------------------------------------------------------------------------------------------------
                                                                                      91
  -----------------------------------------------------------------------------------------------------------
  HOME BUILDERS - 1.9%
     Centex Corp.                               5,900                                246
     Champion Enterprises, Inc.                 4,708                                 24
     Clayton Homes, Inc.                        9,700                                117
     Coachmen Industries, Inc.                  1,400                                 13
     Crossmann Communities, Inc.                  700                                 18
     D.R. Horton, Inc.                          5,896                                125
     Del Webb Corp.                             1,700                                 52
     Fleetwood Enterprises, Inc.                3,200                                 29
     KB Home                                    4,500                                147
     Lennar Corp.                               4,766                                190
     MDC Holdings, Inc.                         2,280                                 90
     Monaco Coach Corp.                         1,500                                 27
     NVR, Inc.                                    900                                147
     Palm Harbor Homes, Inc.                    1,812                                 27
     Pulte Corp.                                3,000                                121
     Ryland Group, Inc.                         1,300                                 54
     Skyline Corp.                                600                                 13
     Standard Pacific Corp.                     2,400                                 51
     Thor Industries, Inc.                        699                                 15
     Toll Brothers, Inc.                        2,000                                 77
     Winnebago Industries, Inc.                 1,300                                 23
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,606
  -----------------------------------------------------------------------------------------------------------
  HOME FURNISHINGS - 0.7%
     Applica, Inc.                              2,253                                 14
     Bush Industries, Inc., Class A               850                                 12
     Ethan Allen Interiors, Inc.                3,900                                132
     Fedders Corp.                              2,400                                 13
     Furniture Brands International, Inc.       4,900                                116
     Harman International Industries, Inc.      2,930                                 75
     Kimball International, Inc.                3,000                                 40
     La-Z-Boy, Inc.                             6,000                                107
     Parkervision, Inc.                           800                                 22
     Salton, Inc.                               1,000                                 15
  -----------------------------------------------------------------------------------------------------------
                                                                                     546
  -----------------------------------------------------------------------------------------------------------
  HOUSEHOLD PRODUCTS/WARES - 0.9%
     Blyth, Inc.                                3,300                                 76
     Central Garden and Pet Co.                 1,400                                 12
     Church & Dwight, Inc.                      3,800                                 83
     CSS Industries, Inc.                         600                                 13
     Dial Corp.                                 8,400                                105
     Fossil, Inc.                               1,300                                 23
     Harland (John H.) Co.                      2,800                                 52
     New England Business Service, Inc.         1,200                                 22
     Pennzoil-Quaker State Co.                  7,800                                109
     Playtex Products, Inc.                     2,800                                 26
     Russ Berrie & Co., Inc.                    1,000                                 25
     Scotts Co. (The), Class A                  1,600                                 61
     Standard Register Co.                      1,300                                 21
     Tupperware Corp.                           5,700                                136
     Yankee Candle Co., Inc.                    1,400                                 18
  -----------------------------------------------------------------------------------------------------------
                                                                                     782
  -----------------------------------------------------------------------------------------------------------
  HOUSEWARES - 0.2%
     Libbey, Inc.                               1,500                                 45
     Metromedia International Group, Inc.       6,971                                 22
     National Presto Industries, Inc.             400                                 12
     Oneida Ltd.                                1,370                                 22
     Toro Co.                                   1,100                                 50
  -----------------------------------------------------------------------------------------------------------
                                                                                     151
  -----------------------------------------------------------------------------------------------------------
  INSURANCE - 3.0%
     Alfa Corp.                                 3,900                                 74
     Alleghany Corp.                              520                                104
     American National Insurance Co.            1,000                                 69
     Argonaut Group, Inc.                       1,700                                 27
     Baldwin & Lyons, Inc., Class B             1,100                                 24
     Blanch (E.W.) Holdings, Inc.               1,300                                 10
     Brown & Brown, Inc.                        2,200                                 75


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 67 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)
  COMMON STOCKS-95.0% - CONTINUED
  INSURANCE - 3.0% - (CONTINUED)
     CNA Surety Corp.                           1,600                            $    21
     Commerce Group, Inc.                       2,500                                 80
     Crawford & Co., Class B                    3,450                                 46
     Delphi Financial Group, Inc.               1,519                                 45
     FBL Financial Group, Inc., Class A         1,000                                 16
     Fidelity National Financial, Inc.          5,921                                159
     First American Corp.                       5,494                                143
     Fremont General Corp.                      5,700                                 22
     Gallagher, Arthur J. & Co.                 7,800                                216
     Great American Financial Resources, Inc.     760                                 14
     Harleysville Group, Inc.                   1,300                                 29
     HCC Insurance Holdings, Inc.               4,700                                124
     Hilb, Rogal & Hamilton Co.                 1,300                                 46
     Horace Mann Educators Corp.                4,000                                 71
     Kansas City Life Insurance Co.               700                                 25
     Landamerica Financial Group, Inc.          1,300                                 46
     Leucadia National Corp.                    3,700                                119
     Liberty Corp.                              1,600                                 54
     Liberty Financial Cos., Inc.               1,400                                 58
     Markel Corp.                                 600                                112
     Medical Assurance, Inc.                    1,746                                 21
     Mercury General Corp.                      2,600                                 85
     Midland Co.                                  400                                 13
     National Western Life Insurance Co.,
        Class A                                   200                                 18
     Ohio Casualty Corp.                        5,900                                 55
     Philadelphia Consolidated Holding Co.        600                                 17
     Pico Holdings, Inc.                        1,300                                 18
     PMA Capital Corp., Class A                 1,700                                 30
     Presidential Life Corp.                    2,000                                 33
     RLI Corp.                                    763                                 31
     SCPIE Holdings, Inc.                         900                                 18
     Selective Insurance Group, Inc.            2,500                                 58
     Stancorp Financial Group, Inc.             3,200                                135
     State Auto Financial Corp.                 1,200                                 18
     Stewart Information Services               1,000                                 17
     UICI                                       3,700                                 32
     W.R. Berkley Corp.                         1,850                                 83
     Zenith National Insurance Corp.              900                                 21
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,532
  -----------------------------------------------------------------------------------------------------------
  INTERNET - 1.8%
     1-800-FLOWERS.COM, Inc.                      900                                  7
     24/7 Media, Inc.                           2,800                                  1
     Accrue Software, Inc.                      2,300                                  -
     AGENCY.COM, Inc.                             600                                  1
     Answerthink, Inc.                          3,300                                 16
     Aperian, Inc. *                            1,300                                  2
     Applied Theory Corp.                         700                                  1
     Ask Jeeves, Inc.                           2,100                                  2
     Avenue A, Inc.                               500                                  1
     Avocent Corp.                              4,285                                 93
     barnesandnoble.com, Inc.                   1,000                                  1
     Be Free, Inc.                              2,300                                  4
     Breakaway Solutions, Inc.                  1,200                                  -
     Buy.com, Inc.                              1,300                                  -
     C-Bridge Internet Solutions, Inc.            400                                  1
     CAIS Internet, Inc.                          600                                  -
     Caldera Systems, Inc.                        500                                  1
     Calico Commerce, Inc.                      1,600                                  1
     Centillium Communications, Inc.              400                                 10
     Cheap Tickets, Inc.                          900                                  9
     Chordiant Software, Inc.                     500                                  2
     Clarent Corp.                              2,300                                 28
     click2learn.com, Inc.                      1,000                                  1
     Coolsavings.com, Inc.                        300                                  -
     Corillian Corp.                              400                                  2
     CSFBdirect *                               2,000                                  9
     CyberSource Corp.                          2,500                                  4
     Cylink Corp.                               2,300                                  5
     Cypress Communications, Inc.                 900                                  -
     Data Return Corp.                          1,300                                  4
     Deltathree.com, Inc.                         800                                  1
     Digital Impact, Inc.                         800                                  1
     Digital Insight Corp.                      2,100                                 24
     Digital Island, Inc.                       7,900                                 14
     Digital River, Inc.                        2,000                                 10
     Digitalthink, Inc.                           400                                  4
     Digitas, Inc.                                900                                  4
     Drugstore.com, Inc.                        2,000                                  2
     DSL.net, Inc.                              2,700                                  3
     E-LOAN, Inc.                               1,100                                  2
     e.MedSoft.com, Inc. *                      3,900                                  3
     Ebenx, Inc.                                  600                                  3


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 68 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)
  COMMON STOCKS-95.0% - CONTINUED
  INTERNET - 1.8% - (CONTINUED)
     eGain Communications Corp.                 2,400                            $     6
     eMerge Interactive, Inc., Class A            700                                  3
     ePlus, Inc.                                  500                                  5
     Eprise Corp.                                 400                                  -
     eSPEED, Inc., Class A                        900                                 18
     Expedia, Inc.                                600                                  8
     Extensity, Inc.                              400                                  2
     F5 Networks, Inc.                          1,700                                  9
     FirePond, Inc.                               500                                  1
     FrontLine Capital Group                    2,600                                 26
     GlobalNet Financial.com, Inc.              2,100                                  2
     GlobalSCAPE, Inc.                            285                                  -
     Globix Corp.                               2,000                                  6
     GoTo.com, Inc.                             2,600                                 20
     Gric Communications, Inc.                    400                                  -
     High Speed Access Corp.                    3,300                                  5
     Hollywood Media Corp.                      1,600                                  7
     Hotel Reservations Network, Inc.             500                                 13
     HotJobs.com Ltd.                           1,800                                  9
     Ibasis, Inc.                               1,100                                  3
     iBEAM Broadcasting Corp.                   1,200                                  1
     IndyMac Bancorp, Inc.                      6,700                                193
     Information Architects Corp.               2,100                                  4
     Interliant, Inc.                           4,800                                  6
     Internet Pictures Corp.                    4,400                                  1
     internet.com Corp.                         1,100                                  4
     InterWorld Corp.                           1,800                                  1
     Interwoven, Inc.                           7,100                                 71
     Intranet Solutions, Inc.                   1,700                                 41
     Intraware, Inc.                            1,600                                  2
     ITXC Corp.                                   700                                  4
     iVillage, Inc.                             1,900                                  1
     iXL Enterprises, Inc.                      4,100                                 10
     Juno Online Services, Inc.                 1,900                                  2
     Jupiter Media Metrix, Inc.                 1,962                                  6
     Keynote Systems, Inc.                      1,700                                 19
     Lante Corp.                                1,500                                  2
     LifeMinders, Inc.                          1,200                                  1
     LookSmart Ltd.                             4,100                                  6
     Loudeye Technologies, Inc.                   500                                  -
     Macromedia, Inc.                              20                                  -
     Mail.com, Inc.                             4,200                                  3
     Marimba, Inc.                              1,400                                  5
     Marketwatch.com, Inc.                        400                                  1
     Matrixone, Inc.                              600                                 10
     McAfee.com Corp.                             600                                  4
     Mediaplex, Inc.                            1,200                                  1
     MedicaLogic/Medscape, Inc.                 1,000                                  2
     Modem Media, Inc.                          1,000                                  4
     MP3.com, Inc.                              2,000                                  4
     Multex.com, Inc.                           1,700                                 26
     MyPoints.com, Inc.                         2,300                                  1
     National Information Consortium, Inc.      1,700                                  6
     NBC Internet, Inc. *                       3,500                                  5
     Neoforma.com, Inc.                         1,700                                  2
     Net Perceptions, Inc.                      1,300                                  1
     Net.B@nk, Inc.                             2,400                                 21
     Net.Genesis Corp.                            400                                  1
     Net2Phone, Inc.                            1,200                                 12
     Netcentives, Inc.                          2,300                                  2
     Netegrity, Inc.                            2,650                                 65
     Netobjects, Inc.                           1,000                                  1
     Netopia, Inc.                              1,400                                  4
     Netpliance, Inc.                             700                                  -
     Netratings, Inc.                             400                                  5
     NetSol International, Inc.                   400                                  1
     Network Commerce, Inc.                     2,900                                  -
     NetZero, Inc.                              3,700                                  2
     New Century Equity Holdings Corp.          3,500                                  4
     NextCard, Inc.                             3,200                                 33
     Niku Corp.                                   900                                  2
     ON2.COM, Inc.                              2,000                                  1
     Onvia.com, Inc.                              800                                  1
     Open Market, Inc.                          3,500                                  5
     Opus360 Corp.                                700                                  -
     Organic, Inc.                                600                                  -
     PC-Tel, Inc.                               1,300                                 10
     Pegasus Solutions, Inc.                    2,400                                 21
     Persistence Software, Inc.                 1,100                                  1
     Predictive Systems, Inc.                     500                                  1
     Preview Systems, Inc.                        400                                  1
     Primus Knowledge Solutions, Inc.           1,200                                  5


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 69 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)
  COMMON STOCKS-95.0% - CONTINUED
  INTERNET - 1.8% - (CONTINUED)
     Prodigy Communications Corp., Class A      2,100                            $     7
     PurchasePro.com, Inc.                      2,100                                 15
     QRS Corp.                                  1,200                                 10
     Quokka Sports, Inc.                        2,200                                  -
     Rare Medium Group, Inc.                    3,500                                  6
     Razorfish, Inc., Class A                   1,150                                  1
     Register.com, Inc.                           500                                  3
     Retek, Inc.                                4,704                                 89
     Rhythms Netconnections, Inc.               6,100                                  3
     Saba Software, Inc.                          400                                  2
     Sciquest.com, Inc.                         1,900                                  2
     Secure Computing Corp.                     2,700                                 26
     Seebeyond Technology Corp.                   400                                  5
     Selectica, Inc.                              400                                  2
     Sequoia Software Corp.                       500                                  3
     Smartserv Online, Inc.                       400                                  2
     Softnet Systems, Inc.                      2,600                                  4
     SonicWall, Inc.                            2,300                                 28
     SportsLine.com, Inc.                       1,800                                  7
     Stamps.com, Inc.                           3,000                                  9
     Starmedia Network, Inc.                    3,600                                 11
     Switchboard, Inc.                            500                                  1
     Teligent, Inc., Class A                    1,800                                  1
     Travelocity.com, Inc.                      1,500                                 22
     Trizetto Group, Inc.                       2,000                                 28
     Tumbleweed Communications Corp.            1,000                                  2
     U.S. Interactive, Inc.                     1,500                                  -
     Valueclick, Inc.                             400                                  1
     Ventro Corp.                               2,100                                  2
     Verado Holdings, Inc.                      1,000                                  1
     Verity, Inc.                               2,900                                 66
     Versata, Inc.                                400                                  -
     Via Net.Works, Inc.                        1,500                                  4
     Viador, Inc.                               1,100                                  -
     Viant Corp.                                3,800                                 10
     Vicinity Corp.                               700                                  1
     WatchGuard Technologies, Inc.              1,300                                 11
     Websense, Inc.                               400                                  5
     WebTrends Corp.                            1,300                                 12
     Wit Soundview Group, Inc.                 10,000                                 30
     Women.com Networks, Inc.                   1,600                                  -
     WorldGate Communications, Inc.             1,300                                  6
     XPedior, Inc.                                800                                  -
     Zixit Corp.                                1,600                                 11
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,518
  -----------------------------------------------------------------------------------------------------------
  INVESTMENT COMPANIES - 0.3%
     Allied Capital Corp.                       8,400                                169
     American Capital Strategies Ltd.           2,400                                 61
     Ampal-American Israel Corp., Class A       1,900                                 10
  -----------------------------------------------------------------------------------------------------------
                                                                                     240
  -----------------------------------------------------------------------------------------------------------
  IRON/STEEL - 0.4%
     AK Steel Holding Corp.                     8,200                                 82
     Bethlehem Steel Corp.                     12,800                                 31
     Carpenter Technology Corp.                 1,800                                 51
     Cleveland Cliffs, Inc.                     1,000                                 18
     Gibraltar Steel Corp.                        700                                 11
     National Steel Corp., Class B              2,000                                  5
     Reliance Steel & Aluminum Co.              1,750                                 41
     Ryerson Tull, Inc.                         2,232                                 22
     Steel Dynamics, Inc.                       4,000                                 45
     Weirton Steel Corp.                        3,200                                  2
  -----------------------------------------------------------------------------------------------------------
                                                                                     308
  -----------------------------------------------------------------------------------------------------------
  LEISURE TIME - 0.6%
     American Classic Voyager Co.               1,000                                 12
     Arctic Cat, Inc.                           1,725                                 24
     Bally Total Fitness Holding Corp.          2,400                                 71
     Callaway Golf Co.                          7,300                                162
     Direct Focus, Inc.                         1,925                                 48
     Polaris Industries, Inc.                   2,300                                104
     WMS Industries, Inc.                       2,300                                 41
  -----------------------------------------------------------------------------------------------------------
                                                                                     462
  -----------------------------------------------------------------------------------------------------------
  LODGING - 0.5%
     Aztar Corp.                                3,600                                 38
     Boca Resorts, Inc., Class A                2,700                                 31
     Boyd Gaming Corp.                          3,700                                 13
     Choice Hotels International, Inc.          5,200                                 71
     Crestline Capital Corp.                    1,400                                 38
     Extended Stay America, Inc.                7,000                                105
     Marcus Corp.                               2,125                                 29
     Prime Hospitality Corp.                    4,400                                 48
     Station Casinos, Inc.                      3,400                                 47


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 70 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  LODGING - 0.5% - (CONTINUED)
     Wyndham International, Inc., Class A *    14,900                            $    32
  -----------------------------------------------------------------------------------------------------------
                                                                                     452
  -----------------------------------------------------------------------------------------------------------
  MACHINERY - CONSTRUCTION & MINING - 0.1%
     Astec Industries, Inc.                     1,500                                 19
     JLG Industries, Inc.                       3,900                                 51
     Terex Corp.                                2,600                                 45
  -----------------------------------------------------------------------------------------------------------
                                                                                     115
  -----------------------------------------------------------------------------------------------------------
  MACHINERY - DIVERSIFIED - 1.7%
     AGCO Corp.                                 5,900                                 57
     Albany International Corp., Class A        1,767                                 33
     Applied Industrial Technologies, Inc.      1,935                                 32
     Briggs & Stratton Corp.                    2,100                                 81
     Brooks Automation, Inc.                    1,700                                 68
     Columbus Mckinnon Corp.                    1,200                                  9
     Cummins Engine Co., Inc.                   4,100                                154
     Flowserve Corp.                            3,689                                 83
     Gardner Denver, Inc.                       1,250                                 24
     Gerber Scientific, Inc.                    1,900                                 13
     Graco, Inc.                                3,032                                 85
     IDEX Corp.                                 2,975                                 86
     Imation Corp.                              3,500                                 78
     Lindsay Manufacturing Co.                  1,155                                 21
     Magnetek, Inc.                             1,800                                 17
     Manitowoc Co., Inc.                        2,450                                 61
     NACCO Industries, Inc., Class A              600                                 37
     Nordson Corp.                              2,800                                 73
     Presstek, Inc.                             2,800                                 30
     Robbins & Myers, Inc.                        800                                 20
     Satcon Technology Corp.                      800                                  8
     Sauer-Danfoss, Inc.                        1,900                                 17
     Stewart & Stevenson Services               2,800                                 61
     Tecumseh Products Co., Class A             1,500                                 73
     Tennant Co.                                  900                                 38
     Thermo Fibertek, Inc.                        600                                  2
     Thomas Industries, Inc.                    1,523                                 32
     Unova, Inc.                                4,300                                 13
     Zebra Technologies Corp., Class A          2,500                                 95
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,401
  -----------------------------------------------------------------------------------------------------------
  MEDIA - 2.0%
     4Kids Entertainment, Inc.                    900                                 10
     Ackerley Group, Inc.                       1,100                                 13
     Acme Communications, Inc.                  1,000                                 11
     Actv, Inc.                                 3,400                                 14
     Beasley Broadcast Group, Inc., Class A       800                                 12
     Citadel Communications Corp.               3,700                                 92
     Crown Media Holdings, Inc.                 1,000                                 19
     Cumulus Media, Inc., Class A               3,500                                 20
     Hollinger International, Inc., Class A     3,600                                 52
     Houghton Mifflin Co.                       2,600                                120
     Information Holdings, Inc.                   900                                 19
     Insight Communications Co., Inc.           3,900                                103
     Journal Register Co.                       4,500                                 74
     Lee Enterprises, Inc.                      4,300                                131
     Lodgenet Entertainment Corp.               1,200                                 18
     Martha Stewart Living Omnimedia, Inc.        900                                 16
     McClatchy Co., Class A                     1,800                                 73
     Media General, Inc., Class A               1,900                                 88
     Mediacom Communications Corp.              2,000                                 39
     Meredith Corp.                             3,600                                126
     On Command Corp.                             800                                  5
     Paxson Communications Corp.                3,300                                 32
     Playboy Enterprises, Inc., Class B         2,000                                 21
     Private Media Group, Inc. *                1,300                                  9
     Pulitzer, Inc.                               800                                 44
     Regent Communications, Inc.                1,500                                 10
     Saga Communications, Inc.                    625                                 10
     Salem Communications Corp.                 2,300                                 37
     Scholastic Corp.                           2,800                                101
     Sinclair Broadcast Group, Inc.             4,200                                 31
     Sirius Satellite Radio, Inc.               3,400                                 42
     Spanish Broadcasting System, Inc.          3,300                                 21
     TiVo, Inc.                                 1,700                                  9
     United Television, Inc.                      400                                 46
     Value Line, Inc.                             200                                  8
     Wiley (John) & Sons, Inc., Class A         4,500                                 85
     Wink Communications, Inc.                  2,200                                 11
     World Wrestling Federation
        Entertainment, Inc.                     1,200                                 16
     Worldpages.com, Inc.                       3,500                                  7
     XM Satellite Radio Holdings, Inc.,
        Class A                                 1,400                                 10
     Young Broadcasting, Inc., Class A          1,200                                 38
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,643
  -----------------------------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 71 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  METAL FABRICATE/HARDWARE - 1.0%
     Commercial Metals Co.                      1,310                            $    33
     Kaydon Corp.                               3,000                                 81
     Lawson Products, Inc.                        500                                 12
     Maverick Tube Corp.                        3,300                                 68
     Metals USA, Inc.                           2,500                                  7
     Mueller Industries, Inc.                   3,300                                 99
     NS Group, Inc.                             1,600                                 18
     Penn Engineering & Manufacturing Corp.       600                                 23
     Precision Castparts Corp.                  5,100                                169
     Quanex Corp.                               1,300                                 23
     Shaw Group, Inc. (The)                     3,500                                164
     Timken Co.                                 4,800                                 75
     Valmont Industries, Inc.                   1,400                                 24
     Wolverine Tube, Inc.                         800                                 10
     Worthington Industries, Inc.               6,900                                 64
  -----------------------------------------------------------------------------------------------------------
                                                                                     870
  -----------------------------------------------------------------------------------------------------------
  MINING - 0.5%
     Amcol International Corp.                  2,814                                 11
     Brush Engineered Materials, Inc.           1,600                                 30
     Century Aluminum Co.                       1,200                                 19
     Freeport-McMoran Copper & Gold, Inc.,
        Class B                                12,100                                158
     Kaiser Aluminum Corp.                      2,900                                 11
     RTI International Metals, Inc.             1,800                                 24
     Southern Peru Copper Corp.                 2,500                                 35
     Stillwater Mining Co.                      3,850                                104
     USEC, Inc.                                 7,900                                 68
  -----------------------------------------------------------------------------------------------------------
                                                                                     460
  -----------------------------------------------------------------------------------------------------------
  MISCELLANEOUS MANUFACTURING - 2.2%
     A.O. Smith Corp.                           2,100                                 41
     Actuant Corp., Class A                       775                                 13
     Aptargroup, Inc.                           3,500                                107
     Barnes Group, Inc.                         1,632                                 31
     Blount International, Inc.                   360                                  2
     Carlisle Cos., Inc.                        3,000                                 98
     Clarcor, Inc.                              2,412                                 56
     Concord Camera Corp.                       2,400                                 17
     CoorsTek, Inc.                               300                                  8
     Cuno, Inc.                                 1,650                                 48
     Donaldson Co., Inc.                        3,800                                101
     ESCO Technologies, Inc.                    1,100                                 27
     Federal Signal Corp.                       4,500                                 88
     GenTek, Inc.                                 600                                  8
     Griffon Corp.                              2,603                                 20
     Harsco Corp.                               3,900                                 96
     Hexcel Corp.                               1,807                                 18
     Lancaster Colony Corp.                     3,000                                 87
     Marine Products Corp.                        716                                  2
     Matthews International Corp., Class A      1,400                                 46
     Myers Industries, Inc.                     1,589                                 21
     National Service Industries, Inc.          4,100                                 96
     NCH Corp.                                    200                                  9
     Pittston Brink's Group                     5,112                                111
     Polaroid Corp. *                           4,500                                 19
     Polymer Group, Inc.                        2,000                                  4
     Roper Industries, Inc.                     3,000                                107
     Scott Technologies, Inc.                   1,200                                 26
     SPS Technologies, Inc.                     1,234                                 56
     Standex International Corp.                1,100                                 25
     Sturm Ruger & Co., Inc.                    1,900                                 19
     SurModics, Inc.                            1,300                                 47
     Teleflex, Inc.                             3,800                                156
     Tredegar Corp.                             2,550                                 45
     Trinity Industries, Inc.                   3,600                                 70
     U.S. Industries, Inc.                      7,300                                 43
     Wabtec Corp.                               2,774                                 35
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,803
  -----------------------------------------------------------------------------------------------------------
  OFFICE FURNISHINGS - 0.2%
     Compx International, Inc.                    400                                  5
     HON Industries, Inc.                       5,300                                122
     Interface, Inc.                            4,600                                 31
  -----------------------------------------------------------------------------------------------------------
                                                                                     158
  -----------------------------------------------------------------------------------------------------------
  OFFICE/BUSINESS EQUIPMENT - 0.1%
     Ikon Office Solutions, Inc.               14,000                                 80
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS - 0.0%
     Clayton Williams Energy, Inc.                400                                  7
     Houston Exploration Co.                      900                                 27
  -----------------------------------------------------------------------------------------------------------
                                                                                      34
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS PRODUCERS - 3.3%
     Atwood Oceanics, Inc.                        900                                 37
     Barrett Resources Corp.                    2,853                                171
     Belco Oil & Gas Corp.                      1,800                                 16


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 72 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  OIL & GAS PRODUCERS - 3.3% - (CONTINUED)
     Berry Petroleum Co., Class A               1,800                            $    23
     Brown (Tom), Inc.                          2,900                                 96
     Cabot Oil & Gas Corp., Class A             2,600                                 70
     Callon Petroleum Co.                         600                                  7
     Chesapeake Energy Corp.                   12,218                                108
     Comstock Resources, Inc.                   2,200                                 25
     Cross Timbers Oil Co.                      7,662                                190
     Denbury Resources, Inc.                    1,600                                 13
     EEX Corp.                                  2,800                                 10
     Evergreen Resources, Inc.                  1,500                                 57
     Forest Oil Corp.                           2,640                                 79
     Frontier Oil Corp.                         2,700                                 21
     Grey Wolf, Inc.                           17,800                                116
     HS Resources, Inc.                         1,600                                 72
     Key Energy Services, Inc.                  9,700                                104
     Key Production Co., Inc.                   1,100                                 23
     Louis Dreyfus Natural Gas Corp.            2,052                                 76
     McMoran Exploration Co                     1,600                                 23
     Meridian Resource Corp.                    1,712                                 12
     Mitchell Energy & Development Corp.,
        Class A                                 2,000                                105
     Nuevo Energy Co.                           1,500                                 27
     Parker Drilling Co.                        7,700                                 49
     Patina Oil & Gas Corp.                     1,400                                 37
     Patterson Energy, Inc.                     3,700                                117
     Penn Virginia Corp.                          700                                 26
     Pioneer Natural Resources Co.              9,700                                152
     Plains Resource, Inc.                      1,500                                 32
     Pogo Producing Co.                         4,000                                118
     Prima Energy Corp.                           900                                 27
     Prize Energy Corp.                           300                                  6
     Pure Resources, Inc.                       4,900                                 95
     Spinnaker Exploration Co.                    900                                 39
     St. Mary Land & Exploration Co.            2,800                                 65
     Stone Energy Corp.                         2,176                                107
     Swift Energy Co.                           2,190                                 70
     Tesoro Petroleum Corp.                     3,000                                 37
     Unit Corp.                                 3,200                                 53
     UTI Energy Corp.                           2,800                                 85
     Vintage Petroleum, Inc.                    4,800                                 98
     WD-40 Co.                                  1,270                                 25
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,719
  -----------------------------------------------------------------------------------------------------------
  OIL & GAS SERVICES - 0.8%
     CAL Dive International, Inc.               2,400                                 61
     Carbo Ceramics, Inc.                         500                                 17
     Dril-Quip, Inc.                              900                                 22
     Friede Goldman Halter, Inc.                3,379                                  8
     Gulf Island Fabrication, Inc.                800                                 15
     Input/Output, Inc.                         3,800                                 35
     Lone Star Technologies, Inc.               2,300                                 98
     Newpark Resources, Inc.                    6,880                                 62
     Oceaneering International, Inc.            2,000                                 43
     RPC, Inc.                                  1,294                                 16
     Seacor Smit, Inc.                          1,700                                 77
     Seitel, Inc.                               1,900                                 35
     Superior Energy Services, Inc.             4,400                                 48
     Universal Compression Holdings, Inc.         800                                 28
     Veritas DGC, Inc.                          3,000                                 96
  -----------------------------------------------------------------------------------------------------------
                                                                                     661
  -----------------------------------------------------------------------------------------------------------
  PACKAGING & CONTAINERS - 0.6%
     Ball Corp.                                 2,800                                128
     Earthshell Corp.                           3,000                                  8
     Gaylord Container Corp., Class A           5,500                                  6
     Greif Brothers Corp., Class A              1,300                                 37
     Ivex Packaging Corp.                       2,000                                 27
     Liqui-Box Corp.                              300                                 13
     Longview Fibre Co.                         5,100                                 66
     Packaging Corp. of America                 4,600                                 61
     Pactiv Corp. *                            15,600                                189
  -----------------------------------------------------------------------------------------------------------
                                                                                     535
  -----------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS - 3.5%
     Accredo Health, Inc.                       1,750                                 57
     Alliance Pharmaceutical Corp.              4,900                                 16
     Allos Therapeutics, Inc.                     500                                  3
     Alpharma, Inc., Class A                    2,850                                 93
     AmeriSource Health Corp., Class A          5,200                                255
     Amylin Pharmaceuticals, Inc.               5,600                                 56
     Antigenics, Inc.                             400                                  6
     Aradigm Corp.                              1,800                                 10
     Barr Laboratories, Inc.                    1,987                                114
     Bergen Brunswig Corp., Class A            13,300                                221
     BioMarin Pharmaceuticals, Inc.             1,700                                 13
     Biopure Corp., Class A                     1,300                                 17
     Bone Care International, Inc.                800                                 13


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 73 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  PHARMACEUTICALS - 3.5% - (CONTINUED)
     Carter-Wallace, Inc.                       2,000                            $    50
     Cell Pathways, Inc.                        2,100                                  9
     Cell Therapeutics, Inc.                    2,900                                 52
     Connetics Corp.                            2,900                                 15
     Corixa Corp.                               3,905                                 31
     Cubist Pharmaceuticals, Inc.               2,700                                 66
     CV Therapeutics, Inc.                      1,600                                 53
     Cygnus, Inc.                               2,400                                 18
     Dusa Pharmaceuticals, Inc.                 1,400                                 19
     Emisphere Technologies, Inc.               1,400                                 20
     Genta, Inc.                                1,900                                 11
     Guilford Pharmaceuticals, Inc.             2,600                                 48
     Herbalife International, Inc., Class A     1,333                                 10
     Hyseq, Inc.                                1,000                                  9
     Ilex Oncology, Inc.                        2,500                                 38
     Immune (The) Response Corp.                2,600                                  6
     Immunogen, Inc.                            3,800                                 51
     Intrabiotics Pharmaceuticals, Inc.           700                                  1
     Isis Pharmaceuticals, Inc.                 3,900                                 36
     KOS Pharmaceuticals, Inc.                  1,000                                 18
     KV Pharmaceutical Co. *                    1,850                                 37
     Ligand Pharmaceuticals, Inc., Class B      5,251                                 51
     Matrix Pharmaceutical, Inc.                2,600                                 23
     Medicis Pharmaceutical Corp., Class A      2,950                                132
     MGI Pharma, Inc.                           1,600                                 18
     Miravant Medical Technologies              1,400                                 11
     Nabi                                       3,500                                 22
     NBTY, Inc.                                 5,600                                 48
     NeoRx Corp.                                2,200                                  9
     Neurocrine Biosciences, Inc.               2,300                                 47
     Neurogen Corp.                             1,400                                 33
     Noven Pharmaceuticals, Inc.                1,900                                 54
     NPS Pharmaceuticals, Inc.                  2,300                                 48
     Omnicare, Inc.                             9,100                                195
     OSI Pharmaceuticals, Inc.                  3,000                                119
     Perrigo Co.                                6,100                                 60
     Pharmacopeia, Inc.                         2,000                                 36
     Pharmacyclics, Inc.                        1,600                                 36
     PRAECIS Pharmaceuticals, Inc.              1,000                                 20
     Priority Healthcare Corp., Class B         2,300                                 87
     Sangstat Medical Corp.                     1,700                                 15
     Sciclone Pharmaceuticals, Inc.             3,100                                 13
     SICOR, Inc.                                4,400                                 61
     Star Scientific, Inc. *                    2,000                                  3
     SuperGen, Inc.                             2,600                                 27
     Syncor International Corp.                 2,100                                 68
     Theragenics Corp.                          2,600                                 17
     Titan Pharmaceuticals, Inc.                2,300                                 51
     Triangle Pharmaceuticals, Inc.             3,300                                 19
     Trimeris, Inc.                             1,600                                 48
     Tularik, Inc.                              1,100                                 21
     Twinlab Corp.                              2,100                                  3
     United Therapeutics Corp.                  1,400                                 24
     Valentis, Inc.                             2,900                                 15
     Vaxgen, Inc.                                 800                                 16
     Vivus, Inc.                                3,200                                 14
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,936
  -----------------------------------------------------------------------------------------------------------
  PIPELINES - 0.1%
     Midcoast Energy Resources, Inc.            1,100                                 29
     Transmontaigne, Inc.                       2,700                                 10
     Western Gas Resources, Inc.                2,000                                 64
  -----------------------------------------------------------------------------------------------------------
                                                                                     103
  -----------------------------------------------------------------------------------------------------------
  REAL ESTATE - 0.6%
     Catellus Development Corp.                10,500                                165
     CB Richard Ellis, Inc.                     2,000                                 30
     Forest City Enterprises, Inc., Class A     1,600                                 73
     Insignia Financial Group, Inc.             1,766                                 21
     Jones Lang LaSalle, Inc.                   3,000                                 38
     LNR Property Corp.                         2,300                                 65
     Security Capital Group, Inc., Class B      3,100                                 64
     Trammell Crow Co.                          2,400                                 29
  -----------------------------------------------------------------------------------------------------------
                                                                                     485
  -----------------------------------------------------------------------------------------------------------
  REITS - 6.5%
     Alexander's, Inc.                            300                                 18
     Alexandria Real Estate Equities, Inc.      1,300                                 49
     American Industrial Properties REIT        1,800                                 23
     AMLI Residential Properties Trust          1,500                                 33
     Arden Realty, Inc.                         6,100                                144
     Bedford Property Investors, Inc.           1,700                                 32
     Boykin Lodging Co.                         1,700                                 19
     Brandywine Realty Trust                    3,400                                 68


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 74 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  REITS - 6.5% - (CONTINUED)
     BRE Properties, Inc., Class A              4,500                            $   130
     Burnham Pacific Properties, Inc.           3,200                                 15
     Cabot Industrial Trust                     4,000                                 78
     Camden Property Trust                      3,816                                127
     Capital Automotive REIT                    2,100                                 34
     Capstead Mortgage Corp.                    1,701                                 23
     CBL & Associates Properties, Inc.          2,500                                 67
     Centerpoint Properties Corp.               2,100                                 98
     Charles E. Smith Residental Realty, Inc.   2,100                                 96
     Chateau Communities, Inc.                  2,100                                 64
     Chelsea Property Group, Inc.               1,600                                 68
     Colonial Properties Trust                  2,000                                 54
     Commercial Net Lease Realty                3,000                                 35
     Cornerstone Realty Income Trust, Inc.      3,900                                 41
     Corrections Corp. of America              15,700                                 13
     Cousins Properties, Inc.                   3,900                                 98
     Developers Diversified Realty Corp.        5,400                                 79
     EastGroup Properties, Inc.                 1,500                                 35
     Entertainment Properties Trust             1,500                                 21
     Equity Inns, Inc.                          3,600                                 28
     Essex Property Trust, Inc.                 1,800                                 86
     Federal Realty Investment Trust            3,900                                 76
     FelCor Lodging Trust, Inc.                 4,400                                101
     First Industrial Realty Trust, Inc.        3,800                                120
     Franchise Finance Corp. of America         5,600                                140
     Gables Residential Trust                   2,300                                 67
     Glenborough Realty Trust, Inc.             2,900                                 50
     Glimcher Realty Trust                      2,400                                 36
     Great Lakes REIT, Inc.                     1,600                                 27
     Health Care REIT, Inc.                     2,800                                 58
     Healthcare Property Investors, Inc.        4,752                                161
     Healthcare Realty Trust, Inc.              3,973                                 96
     Highwoods Properties, Inc.                 5,800                                143
     Home Properties of New York, Inc.          2,100                                 60
     Hospitality Properties Trust               5,000                                132
     HRPT Properties Trust                     13,000                                108
     Innkeepers USA Trust                       3,400                                 38
     IRT Property Co.                           3,100                                 29
     JDN Realty Corp.                           3,200                                 36
     JP Realty, Inc.                            1,200                                 23
     Kilroy Realty Corp.                        2,600                                 70
     Koger Equity, Inc.                         2,600                                 36
     LaSalle Hotel Properties                   1,100                                 18
     Lexington Corporate Properties Trust       1,700                                 22
     Macerich Co. (The)                         3,100                                 68
     Manufactured Home Communities              1,700                                 46
     Meditrust Corp.                           14,200                                 58
     Meristar Hospitality Corp.                 3,446                                 69
     Mid-America Apartment Communities, Inc.    1,700                                 38
     Mills Corp.                                1,500                                 31
     National Golf Properties, Inc.             1,300                                 32
     National Health Investors, Inc.            2,400                                 28
     Nationwide Health Properties, Inc.         4,600                                 77
     New Plan Excel Realty Trust                8,700                                139
     Pacific Gulf Properties, Inc.              1,900                                 11
     Pan Pacific Retail Properties, Inc.        1,916                                 42
     Parkway Properties, Inc.                   1,000                                 29
     Pennsylvania Real Estate Investment Trust  1,200                                 25
     Prentiss Properties Trust                  3,600                                 89
     Prime Group Realty Trust                     900                                 13
     PS Business Parks, Inc.                    2,300                                 62
     Realty Income Corp.                        2,600                                 69
     Reckson Associates Realty Corp.            5,500                                123
     Regency Centers Corp.                      3,100                                 77
     RFS Hotel Investors, Inc.                  2,400                                 35
     Saul Centers, Inc.                         1,100                                 20
     Senior Housing Properties Trust            1,300                                 15
     Shurgard Storage Centers, Inc.             2,900                                 77
     SL Green Realty Corp.                      2,200                                 60
     Sovran Self Storage, Inc.                  1,200                                 29
     Storage USA, Inc.                          2,700                                 88
     Summit Properties, Inc.                    2,500                                 61
     Sun Communities, Inc.                      1,700                                 56
     Tanger Factory Outlet Centers, Inc.          500                                 10
     Taubman Centers, Inc.                      3,300                                 40
     Town & Country Trust                       1,600                                 30
     United Dominion Realty Trust, Inc.        10,200                                130
     Ventas, Inc.                               5,900                                 50
     Washington Real Estate Investment Trust    3,500                                 82
     Weingarten Realty Investors                2,600                                110
     Westfield America, Inc.                    2,900                                 47
  -----------------------------------------------------------------------------------------------------------
                                                                                   5,389
  -----------------------------------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 75 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  RETAIL - 5.9%
     99 Cents Only Stores                       1,849                            $    43
     Abercrombie & Fitch Co., Class A           9,000                                294
     American Eagle Outfitters, Inc.            3,300                                 95
     American Greetings Corp., Class A          6,300                                 67
     Ames Department Stores, Inc.               2,900                                  6
     Ann Taylor Stores Corp.                    2,500                                 66
     Applebees International, Inc.              2,200                                 78
     Barnes & Noble, Inc.                       5,000                                119
     Bebe Stores, Inc.                            300                                  7
     Bob Evans Farms, Inc.                      3,400                                 60
     Borders Group, Inc.                        7,800                                131
     Brown Shoe Co., Inc.                       1,700                                 32
     Buca, Inc.                                   700                                 13
     Buckle, Inc.                                 800                                 15
     Burlington Coat Factory Warehouse Corp.    1,760                                 35
     Casey's General Stores, Inc.               4,300                                 51
     Cash America International, Inc.           2,500                                 15
     Cato Corp., Class A                        1,300                                 20
     CBRL Group, Inc.                           5,600                                102
     CEC Entertainment, Inc.                    2,660                                118
     Charming Shoppes, Inc.                     9,300                                 48
     Cheesecake Factory (The), Inc.             2,700                                 99
     Chico's FAS, Inc.                          1,300                                 43
     Children's Place                           1,700                                 41
     Claire's Stores, Inc.                      3,800                                 67
     Coldwater Creek, Inc.                        300                                  7
     Copart, Inc.                               3,700                                 76
     Cost Plus, Inc.                            2,075                                 48
     CSK Auto Corp.                             1,900                                 13
     Dillard's, Inc., Class A                   8,300                                182
     Dress Barn, Inc.                           1,500                                 35
     Duane Reade, Inc.                          1,800                                 62
     Electronics Boutique Holdings Corp.          500                                 12
     Factory 2-U Stores, Inc.                   1,300                                 35
     Footstar, Inc.                             1,800                                 72
     Fred's, Inc.                                 900                                 21
     Genesco, Inc.                              2,100                                 58
     Group 1 Automotive, Inc.                   1,400                                 18
     Guitar Center, Inc.                        2,200                                 39
     Hanover Direct, Inc.                      14,700                                  5
     Haverty Furniture Companies, Inc.          1,600                                 22
     Hollywood Entertainment Corp.              3,400                                  7
     Hot Topic, Inc.                            1,700                                 48
     IHOP Corp.                                 2,000                                 40
     Insight Enterprises, Inc.                  3,250                                 69
     Intertan, Inc.                             2,800                                 35
     Jack in the Box, Inc.                      3,800                                114
     Kenneth Cole Productions, Inc., Class A      750                                 19
     Krispy Kreme Doughnuts, Inc.                 600                                 22
     Landry's Seafood Restaurants, Inc.         2,100                                 24
     Lands' End, Inc.                           1,300                                 36
     Linens 'N Things, Inc.                     4,000                                110
     Lone Star Steakhouse & Saloon, Inc.        2,500                                 23
     Longs Drug Stores, Inc.                    2,900                                 86
     Luby's, Inc.                               2,200                                 17
     Massimo da Milano, Inc. *                  2,061                                  -
     May Department Stores Co.                     27                                  1
     Men's Wearhouse, Inc.                      3,202                                 69
     Michaels Stores, Inc.                      2,900                                 87
     Neiman Marcus Group (The), Inc., Class A   3,600                                117
     NPC International, Inc.                      900                                  9
     NU Skin Enterprises, Inc., Class A         4,400                                 37
     O'Charleys, Inc.                           1,400                                 29
     O'Reilly Automotive, Inc.                  3,600                                 72
     OfficeMax, Inc. *                         11,200                                 42
     P.F. Chang's China Bistro, Inc.              600                                 21
     Pacific Sunwear of California, Inc.        3,137                                 86
     Papa John's International, Inc.            1,725                                 41
     Payless Shoesource, Inc.                   2,200                                137
     PC Connection, Inc.                          500                                  5
     Pep Boys (The) - Manny, Moe & Jack         4,600                                 28
     Petsmart, Inc.                            11,000                                 44
     Pier 1 Imports, Inc.                       9,500                                123
     Pricesmart, Inc.                             200                                  8
     Rare Hospitality International, Inc.       1,850                                 46
     Regis Corp.                                3,425                                 50
     Ruby Tuesday, Inc.                         6,200                                122
     Ryan's Family Steak Houses, Inc.           3,200                                 34
     School Specialty, Inc.                     1,700                                 37
     ShopKo Stores, Inc.                        2,800                                 22
     Smart & Final, Inc.                        1,150                                 12
     Sonic Automotive, Inc.                     2,000                                 16


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 76 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  RETAIL - 5.9% - (CONTINUED)
     Sonic Corp.                                2,562                            $    64
     Spiegel, Inc., Class A                     1,500                                 10
     Stein Mart, Inc.                           2,600                                 28
     Sunglass Hut International, Inc.           3,600                                 41
     Systemax, Inc.                             1,000                                  2
     Too, Inc.                                  3,000                                 56
     Trans World Entertainment Corp.            2,850                                 25
     Tuesday Morning Corp.                      1,000                                 10
     Tweeter Home Entertainment Group, Inc.     1,600                                 31
     Ultimate Electronics, Inc.                   800                                 20
     United Auto Group, Inc.                      500                                  5
     Value City Department Stores, Inc.         1,500                                 12
     Venator Group, Inc.                       13,600                                188
     Whitehall Jewellers, Inc.                  1,200                                  9
     Wilsons Leather Experts (The), Inc.        1,000                                 19
     Zale Corp.                                 3,400                                 99
  -----------------------------------------------------------------------------------------------------------
                                                                                   4,934
  -----------------------------------------------------------------------------------------------------------
  SAVINGS & LOANS - 2.3%
     American Financial Holdings, Inc.          2,700                                 58
     Anchor BanCorp. Wisconsin, Inc.            2,300                                 32
     Andover Bancorp, Inc.                        700                                 24
     Astoria Financial Corp.                    4,400                                235
     Bank United Corp., Class A                   220                                  -
     BankAtlantic Bancorp, Inc.                 2,200                                 14
     Brookline Bancorp, Inc.                    1,300                                 17
     Capitol Federal Financial                  3,200                                 51
     Commercial Federal Corp.                   5,400                                120
     Dime Community Bancshares                  1,100                                 30
     Downey Financial Corp.                     2,141                                 97
     First Federal Capital Corp.                1,500                                 21
     First Financial Holdings, Inc.             1,300                                 26
     First Indiana Corp.                          930                                 24
     First Niagara Financial Group, Inc.        1,200                                 13
     First Sentinel Bancorp, Inc.               3,348                                 37
     Firstfed Financial Corp.                   1,750                                 49
     Harbor Florida Bancshares, Inc.            2,212                                 35
     Independence Community Bank Corp.          5,900                                103
     MAF Bancorp, Inc.                          2,261                                 62
     New York Community Bancorp, Inc.           3,506                                102
     Northwest Bancorp, Inc.                    1,400                                 14
     OceanFirst Financial Corp.                 1,100                                 26
     Ocwen Financial Corp.                      3,500                                 30
     People's Bank                              2,700                                 69
     PFF Bancorp, Inc.                          1,200                                 28
     Richmond County Financial Corp.            2,600                                 76
     Roslyn Bancorp, Inc.                       6,100                                137
     Seacoast Financial Services Corp.          2,500                                 35
     Staten Island Bancorp, Inc.                3,600                                 90
     United Community Financial Corp.           3,300                                 22
     Washington Federal, Inc.                   5,650                                139
     Webster Financial Corp.                    4,800                                141
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,957
  -----------------------------------------------------------------------------------------------------------
  SEMICONDUCTORS - 2.4%
     Actel Corp.                                2,200                                 45
     ADE Corp.                                    900                                 13
     Alliance Semiconductor Corp.               2,600                                 30
     Anadigics, Inc.                            2,950                                 39
     Asyst Technologies, Inc.                   3,500                                 45
     ATMI, Inc.                                 2,300                                 43
     AXT, Inc.                                  1,900                                 28
     C-Cube Microsystems, Inc.                  4,400                                 54
     Caliper Technologies Corp.                   500                                  8
     Cirrus Logic, Inc.                         6,600                                 99
     Cohu, Inc.                                 2,000                                 31
     Dupont Photomasks, Inc.                      500                                 22
     Elantec Semiconductor, Inc.                2,200                                 58
     eMagin Corp.                               2,500                                  6
     EMCORE Corp.                               2,500                                 63
     ESS Technology, Inc.                       2,700                                 15
     Exar Corp.                                 3,800                                 75
     FSI International, Inc.                    2,500                                 21
     General Semiconductor, Inc.                3,500                                 33
     Helix Technology Corp.                     2,200                                 52
     HI/FN, Inc.                                  800                                 13
     Ibis Technology Corp.                        800                                 22
     Integrated Circuit Systems, Inc.           1,300                                 21
     Integrated Silicon Solutions, Inc.         2,600                                 34
     IXYS Corp.                                   500                                  8
     Kulicke & Soffa Industries, Inc.           4,800                                 65
     LTX Corp.                                  4,700                                 88
     Mattson Technology, Inc.                   1,600                                 24
     MEMC Electronics Materials, Inc.           3,300                                 23


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 77 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  SEMICONDUCTORS - 2.4% - (CONTINUED)
     Microsemi Corp.                            1,100                            $    31
     MIPS Technologies, Inc. *                  3,800                                 94
     MKS Instruments, Inc.                      1,366                                 26
     Netsilicon, Inc.                             600                                  2
     Oak Technology, Inc.                       4,400                                 26
     Pericom Semiconductor Corp.                2,100                                 27
     Photronics, Inc.                           2,500                                 62
     Pioneer Standard Electronics, Inc.         3,087                                 38
     Pixelworks, Inc.                             600                                  6
     PLX Technology, Inc.                       1,600                                  7
     Power Integrations, Inc.                   2,700                                 47
     PRI Automation, Inc.                       2,200                                 38
     Quicklogic Corp.                           2,000                                 11
     Rudolph Technologies, Inc.                   500                                 17
     Semitool, Inc.                             1,500                                 13
     Silicon Image, Inc.                        3,300                                 12
     Silicon Valley Group, Inc.                 3,400                                 93
     Sipex Corp.                                2,200                                 21
     SpeedFam-IPEC, Inc.                        2,485                                 16
     Standard Microsystems Corp.                1,400                                 21
     Supertex, Inc.                               800                                 10
     Therma-Wave, Inc.                          1,200                                 15
     Three-Five Systems, Inc.                   2,100                                 26
     Ultratech Stepper, Inc.                    2,100                                 52
     Varian Semiconductor Equipment
        Associates, Inc.                        3,200                                102
     Veeco Instruments, Inc.                    2,400                                100
     White Electronic Designs Corp.             1,500                                  8
     Zoran Corp.                                1,700                                 26
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,025
  -----------------------------------------------------------------------------------------------------------
  SHIPBUILDING - 0.2%
     Newport News Shipbuilding, Inc.            3,300                                161
  -----------------------------------------------------------------------------------------------------------
  SOFTWARE - 3.1%
     3Dfx Interactive, Inc.                     3,100                                  1
     3DO Co. (The)                              3,300                                  7
     Actuate Corp.                              5,600                                 54
     Advantage Learning Systems, Inc.             900                                 26
     Advent Software, Inc.                      2,600                                115
     Appiant Technologies, Inc.                 1,100                                  3
     AremisSoft Corp.                           2,100                                 27
     Aspen Technology, Inc.                     3,000                                 72
     Avid Technology, Inc.                      2,300                                 31
     AVT Corp.                                  2,500                                  7
     Barra, Inc.                                1,675                                 90
     BindView Development Corp.                 3,700                                 11
     Borland Software Corp.                     5,400                                 38
     Bottomline Technologies, Inc.                900                                  7
     Braun Consulting, Inc.                       900                                  4
     Brio Technology, Inc.                      1,300                                  8
     Broadbase Software, Inc.                   5,300                                 11
     Bsquare Corp.                              1,200                                 13
     Caminus Corp.                                400                                  8
     CareCentric, Inc.                             51                                  -
     CCC Information Services Group             2,100                                 18
     Cerner Corp.                               2,500                                 86
     Clarus Corp.                               1,500                                 10
     Concord Communications, Inc.               1,600                                 13
     Cysive, Inc.                                 700                                  3
     Daleen Technologies, Inc.                    900                                  1
     Datastream Systems, Inc.                   1,600                                 15
     Deltek Systems, Inc.                         800                                  3
     Dendrite International, Inc.               3,100                                 43
     Documentum, Inc.                           3,200                                 35
     DSET Corp.                                 1,000                                  1
     Eclipsys Corp.                             3,700                                 72
     Embarcadero Technologies, Inc.               400                                  7
     ePresence, Inc.                            2,300                                 10
     eXcelon Corp.                              2,500                                  5
     Exchange Applications, Inc.                3,200                                  5
     Fair, Isaac & Co., Inc.                    1,108                                 65
     Filenet Corp.                              3,400                                 53
     Geoworks Corp.                             1,500                                  2
     Great Plains Software, Inc.                1,300                                 80
     HNC Software, Inc.                         3,200                                 56
     Hyperion Solutions Corp.                   3,190                                 51
     IDX Systems Corp.                          1,500                                 27
     IMRglobal Corp.                            2,050                                 12
     Industries International, Inc.             1,400                                  7
     Infogrames, Inc.                           1,400                                  8
     Informatica Corp.                          5,400                                 72
     infoUSA, Inc.                              2,750                                 12
     Intelidata Technologies Corp.              3,800                                 16
     Inter-Tel, Inc.                            2,100                                 21


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 78 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  SOFTWARE - 3.1% - (CONTINUED)
     Interact Commerce Corp.                    1,400                            $    16
     Interactive Intelligence, Inc.               400                                  6
     Intercept Group, Inc.                        800                                 21
     Intertrust Technologies Corp.              6,400                                 29
     J.D. Edwards & Co.                         5,400                                 53
     JDA Software Group, Inc.                   2,100                                 24
     Legato Systems, Inc.                       8,600                                104
     Level 8 Systems, Inc.                        600                                  2
     Lightspan, Inc.                              800                                  2
     Manugistics Group, Inc.                    5,200                                 95
     MapInfo Corp.                              1,400                                 25
     Mercator Software, Inc.                    2,500                                  9
     MetaSolv, Inc.                             1,000                                 14
     MicroStrategy, Inc., Class A               2,600                                  7
     Midway Games, Inc.                         2,889                                 21
     MRO Software, Inc.                         1,300                                 10
     National Data Corp.                        3,300                                 77
     Neon Systems, Inc.                           400                                  2
     NetIQ Corp.                                2,800                                 53
     Netmanage, Inc.                            5,300                                  5
     New Era of Networks, Inc.                  2,600                                 15
     Novadigm, Inc.                             1,300                                  6
     NUI Corp.                                  1,300                                 35
     Numerical Technologies, Inc.                 600                                  6
     Onyx Software Corp.                        2,300                                 18
     OTG Software, Inc.                           500                                  3
     Packeteer, Inc.                            1,800                                  5
     Per-Se Technologies, Inc.                  2,999                                 18
     Phoenix Technologies Ltd.                  2,300                                 32
     Pinnacle Systems, Inc.                     4,600                                 39
     Probusiness Services, Inc.                 1,500                                 33
     Progress Software Corp.                    3,300                                 48
     Puma Technology, Inc.                      3,300                                 12
     Remedy Corp.                               2,600                                 50
     Sagent Technology, Inc.                    1,500                                  3
     Sanchez Computer Associates                1,300                                 10
     Scientific Learning Corp.                    300                                  1
     Seachange International, Inc.              1,700                                 23
     Serena Software, Inc.                      1,500                                 14
     Silver Stream Software, Inc.               1,200                                 11
     Sonic Foundry, Inc.                        1,000                                  2
     SPSS, Inc.                                 1,200                                 20
     Starbase Corp.                             5,000                                 11
     Structural Dynamics Research               3,524                                 50
     SVI Solutions, Inc.                        1,500                                  2
     Take-Two Interactive Software, Inc.        2,900                                 41
     Tenfold Corp.                              1,300                                  -
     THQ, Inc.                                  2,000                                 76
     Transaction Systems Architects, Inc.       3,400                                 24
     Ulticom, Inc.                                400                                  7
     Unigraphics Solutions, Inc.                  500                                  9
     Universal Access, Inc.                     1,200                                  7
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,548
  -----------------------------------------------------------------------------------------------------------
  STORAGE/WAREHOUSING - 0.0%
     Mobile Mini, Inc.                            900                                 25
  -----------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS - 2.1%
     Adaptive Broadband Corp.                   3,686                                  4
     Adelphia Business Solutions, Inc.          2,700                                 13
     Advanced Radio Telecom Corp.               3,400                                  1
     Aeroflex, Inc.                             5,800                                 60
     AirGate PCS, Inc.                          1,000                                 38
     Airnet Communications Corp.                  600                                  2
     Alamosa Holdings, Inc.                     1,000                                 11
     Alaska Communications Systems Group, Inc.  1,000                                  6
     Allen Telecom, Inc.                        2,740                                 35
     Allied Riser Communications Corp.          5,300                                  9
     Anaren Microwave, Inc.                     2,200                                 28
     Anixter International, Inc.                2,200                                 53
     Arch Wireless, Inc.                       13,200                                  8
     Arguss Communications, Inc.                1,200                                  7
     Audiovox Corp., Class A                    1,600                                 12
     Aware, Inc.                                1,700                                 16
     Black Box Corp.                            1,900                                 85
     C-COR.net Corp.                            2,600                                 17
     Cable Design Technologies Corp.            4,325                                 58
     California Amplifier, Inc.                 1,300                                  7
     Carrier Access Corp.                       1,000                                  5
     Celeritek, Inc.                            1,200                                 15
     Centennial Communications Corp.              800                                  9
     Choice One Communications, Inc.              900                                  6
     Com21, Inc.                                2,400                                  5
     Commonwealth Telephone Enterprises, Inc.   1,033                                 36


SEE NOTES TO THE FINANCIAL STATMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 79 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  TELECOMMUNICATIONS - 2.1% - (CONTINUED)
     Computer Network Technology Corp.          2,900                            $    32
     Convergent Communications, Inc.            1,200                                  -
     Crossroads Systems, Inc.                     900                                  5
     CT Communications, Inc.                    1,600                                 20
     CTC Communications Group, Inc.             1,500                                  9
     Davox Corp.                                1,000                                 11
     e.spire Communications, Inc.               5,200                                  2
     eGlobe, Inc.                               1,391                                  -
     Electric Lightwave, Inc., Class A            900                                  2
     Fibernet Telecom Group, Inc.               1,000                                  3
     General Communications, Inc., Class A      4,200                                 38
     Glenayre Technologies, Inc.                6,400                                 14
     GoAmerica, Inc.                            1,100                                  2
     Golden Telecom, Inc. *                       900                                  9
     Hickory Tech Corp.                         1,400                                 21
     Hypercom Corp.                             1,300                                  4
     IDT Corp.                                  2,300                                 47
     Illuminet Holdings, Inc.                   2,200                                 45
     Impsat Fiber Networks, Inc. *              1,200                                  5
     Interdigital Communications Corp.          5,300                                 40
     Intermedia Communications, Inc.            5,000                                 87
     International Fibercom, Inc. *             2,800                                 11
     Intrusion.com, Inc.                        1,600                                  6
     ITC Deltacom, Inc.                         5,100                                 30
     JNI Corp.                                    600                                  5
     Latitude Communications, Inc.              1,300                                  5
     LCC International, Inc., Class A           1,000                                  5
     Leap Wireless International, Inc.          2,800                                 79
     Lightbridge, Inc.                          2,696                                 31
     LightPath Technologies, Inc., Class A      1,500                                 19
     MCK Communications, Inc.                   1,000                                  2
     Metawave Communications Corp.                700                                  4
     Metricom, Inc.                             2,100                                  4
     Metrocall, Inc.                            7,400                                  2
     Motient Corp.                              3,300                                  4
     Mpower Communications Corp.                4,950                                 13
     MRV Communications, Inc.                   6,200                                 43
     Natural Microsystems Corp.                 3,600                                 32
     NEON Communications, Inc.                    600                                  3
     NET2000 Communications, Inc.               1,100                                  3
     Netro Corp.                                3,400                                 17
     Network Access Solutions Corp.             1,500                                  1
     Network Equipment Technologies, Inc.       2,200                                  9
     Network Peripherals, Inc.                  1,300                                  8
     Network Plus Corp.                         1,100                                  4
     North Pittsburgh Systems, Inc.             1,500                                 17
     Nucentrix Broadband Networks, Inc.           900                                 11
     Nx Networks, Inc.                          4,100                                  3
     Optical Cable Corp.                          350                                  4
     P-Com, Inc.                                7,900                                 10
     Pac-West Telecomm, Inc.                    1,800                                  6
     Paradyne Networks Corp.                    1,700                                  3
     Plantronics, Inc.                          4,900                                 87
     Price Communications Corp.                 4,440                                 76
     Primus Telecommunications Group, Inc.      2,700                                  9
     Proxim, Inc.                               2,600                                 26
     Rural Cellular Corp., Class A              1,000                                 27
     Savvis Communications Corp.                1,600                                  1
     SBA Communications Corp.                   2,700                                 43
     Somera Communications, Inc.                2,900                                 13
     Spectralink Corp.                          1,200                                 12
     Superior Telecom, Inc.                       893                                  3
     SymmetriCom, Inc.                          2,300                                 28
     Talk.com, Inc.                             6,900                                 16
     Telaxis Communications Corp.                 400                                  1
     Telocity, Inc.                             1,100                                  2
     Tollgrade Communications, Inc.             1,200                                 31
     Tricord Systems, Inc.                      1,700                                  9
     TUT Systems, Inc.                          1,600                                  5
     U.S. LEC Corp., Class A                    1,000                                  7
     U.S. Wireless Corp.                        1,300                                  4
     Viasat, Inc.                               1,600                                 24
     Viatel, Inc.                               5,000                                  3
     Visual Networks, Inc.                      3,100                                 11
     Vyyo, Inc.                                   700                                  1
     WebLink Wireless, Inc.                     4,400                                  1
     Westell Technologies, Inc., Class A        2,800                                  9
     World Access, Inc.                         7,200                                  2
     Z-Tel Technologies, Inc.                     600                                  2
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,789
  -----------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS EQUIPMENT - 0.0%
     Sorrento Networks Corp.                    1,100                                  7


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 80 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  COMMON STOCKS-95.0% - CONTINUED
  TELECOMMUNICATIONS EQUIPMENT - 0.0% - (CONTINUED)
     Stanford Microdevices, Inc.                  400                            $     2
     TeraForce Technology Corp.                 7,500                                  4
  -----------------------------------------------------------------------------------------------------------
                                                                                      13
  -----------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS SERVICES - 0.0%
     ATSI Communications, Inc. *                6,000                                  3
     NTELOS, Inc.                               1,300                                 25
  -----------------------------------------------------------------------------------------------------------
                                                                                      28
  -----------------------------------------------------------------------------------------------------------
  TEXTILES - 0.3%
     G & K Services, Inc.                       2,050                                 41
     Mohawk Industries, Inc.                    4,000                                112
     Springs Industries, Inc., Class A          1,300                                 56
     WestPoint Stevens, Inc.                    3,300                                 30
  -----------------------------------------------------------------------------------------------------------
                                                                                     239
  -----------------------------------------------------------------------------------------------------------
  TOBACCO - 0.0%
     Vector Group Ltd.                          1,359                                 29
  -----------------------------------------------------------------------------------------------------------
  TOYS, GAMES & HOBBIES - 0.1%
     Boyd's Collection Ltd.                     5,800                                 55
     Jakks Pacific, Inc.                        1,750                                 19
     Topps Co. (The)                            4,100                                 41
  -----------------------------------------------------------------------------------------------------------
                                                                                     115
  -----------------------------------------------------------------------------------------------------------
  TRANSPORTATION - 1.4%
     Airborne, Inc.                             4,700                                 48
     Alexander & Baldwin, Inc.                  4,000                                 85
     Arkansas Best Corp.                        1,600                                 25
     Arnold Industries, Inc.                    2,000                                 38
     Atlas Air, Inc.                            1,550                                 44
     CNF Transportation, Inc.                   4,800                                139
     EGL, Inc.                                  2,800                                 68
     Forward Air Corp.                          1,400                                 46
     Fritz Cos., Inc.                           2,100                                 23
     Heartland Express, Inc.                    1,416                                 36
     Hunt (J.B.) Transport Services, Inc.       1,700                                 27
     Kirby Corp.                                2,400                                 48
     Knight Transportation, Inc.                  650                                 16
     Landstar System, Inc.                        800                                 54
     M.S. Carriers, Inc.                          800                                 24
     Offshore Logistics, Inc.                   2,127                                 53
     Overseas Shipholding Group                 2,500                                 69
     Roadway Express, Inc.                      1,200                                 26
     Swift Transportation Co., Inc.             4,275                                 79
     U.S. Freightways Corp.                     2,600                                 82
     Werner Enterprises, Inc.                   2,737                                 47
     Wisconsin Central Transport Corp.          4,600                                 73
     Yellow Corp.                               2,300                                 39
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,189
  -----------------------------------------------------------------------------------------------------------
  TRUCKING & LEASING - 0.2%
     AMERCO                                       800                                 17
     Interpool, Inc.                            1,200                                 18
     Ryder System, Inc.                         5,900                                106
     Xtra Corp.                                 1,200                                 57
  -----------------------------------------------------------------------------------------------------------
                                                                                     198
  -----------------------------------------------------------------------------------------------------------
  WATER - 0.2%
     American States Water Co.                  1,000                                 33
     California Water Service Group             1,400                                 40
     Philadelphia Suburban Corp.                4,375                                103
     SJW Corp.                                    200                                 16
  -----------------------------------------------------------------------------------------------------------
                                                                                     192
-------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------------------
  (COST $88,935)                                                                  79,279


  CONVERTIBLE PREFERRED STOCKS-0.0%
  HOME FURNISHINGS - 0.0%
     O'Sullivan Industries Holdings, Inc.       2,400                                  1
-------------------------------------------------------------------------------------------------------------
  TOTAL CONVERTIBLE PREFERRED STOCKS
-------------------------------------------------------------------------------------------------------------
  (COST $0)                                                                            1


                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)
  -----------------------------------------------------------------------------------------------------------
  OTHER-0.0%
     Escrow MascoTech, Inc.                     3,700                                  -
     Escrow Millicom American Satellite,        4,400                                  -
       Inc.
     Escrow Saga Systems, Inc.                  2,500                                  -
-------------------------------------------------------------------------------------------------------------
  TOTAL OTHER
  (COST $0)                                                                            -


  RIGHTS-0.0%
     Bank United Corp.                          2,800                                  1
     CSF Holdings, Inc.                         4,212                                  -


SEE NOTES TO THE FINANCIAL STATMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 81 EQUITY FUNDS

                                                                  MARCH 31, 2001

SCHEDULE OF INVESTMENTS
SMALL CAP INDEX FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000s)

  RIGHTS-0.0% - CONTINUED
     Procept, Inc. *                               45                            $     -
-------------------------------------------------------------------------------------------------------------
  TOTAL RIGHTS
  (COST $0)                                                                            1


  WARRANTS-0.0%
     Sunbeam Corp., Exp. 8/24/03                  495                                  -
     York Research Corp., Exp. 3/30/02 *           18                                  -
-------------------------------------------------------------------------------------------------------------
  TOTAL WARRANTS
  (COST $0)                                                                            -

                                              PRINCIPAL
                                               AMOUNT                            VALUE
                                               (000s)                            (000s)

  SHORT-TERM INVESTMENTS-4.7%
     National Australia Bank, Grand Cayman,
       Eurodollar Time Deposit,
        5.44%, 4/2/01                          $3,172                              3,172
     U. S. Treasury Bill, (1)
        5.64%, 4/19/01                            745                                743
-------------------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------------------
  (COST $3,915)                                                                    3,915



-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 99.7%
-------------------------------------------------------------------------------------------------------------
  (COST $92,850)                                                                  83,196
     Other Assets less Liabilities - 0.3%                                            222
-------------------------------------------------------------------------------------------------------------
  NET ASSETS-100%                                                                $83,418

OPEN FUTURES CONTRACTS:

                           NOTIONAL                         UNREALIZED
               NUMBER OF    AMOUNT    CONTRACT   CONTRACT      LOSS
   TYPE        CONTRACTS    (000S)    POSITION     EXP.       (000S)
Russell 2000      17        $3,858      Long       6/01         $(18)





(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

* NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 82 NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2001
SMALL CAP VALUE FUND

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  -----------------------------------------------------------------------------------------------------------
  COMMON STOCKS-93.6%
  ADVERTISING - 0.9%
     Advo, Inc.                                 17,300                           $   638
     Cyrk, Inc. *                                3,300                                 7
     Getty Images, Inc. *                       11,300                               182
     Ha-Lo Industries, Inc. *                   53,000                                53
     Key3Media Group, Inc. *                    59,600                               709
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,589
  -----------------------------------------------------------------------------------------------------------
  AEROSPACE/DEFENSE - 0.5%
     BE Aerospace, Inc. *                       17,700                               325
     Curtiss-Wright Corp.                        5,600                               270
     Orbital Sciences Corp. *                   33,500                               201
     Spacehab, Inc. *                            1,300                                 3
     United Industrial Corp.                    11,500                               145
  -----------------------------------------------------------------------------------------------------------
                                                                                     944
  -----------------------------------------------------------------------------------------------------------
  AGRICULTURE - 0.4%
     DIMON, Inc.                                33,600                               259
     Universal Corp. *                          11,300                               445
  -----------------------------------------------------------------------------------------------------------
                                                                                     704
  -----------------------------------------------------------------------------------------------------------
  AIRLINES - 0.6%
     Airtran Holdings, Inc. *                   54,400                               427
     Alaska Air Group, Inc.                     21,600                               555
     Amtran, Inc. *                              2,100                                20
     Hawaiian Airlines, Inc. *                   5,641                                18
     Mesa Air Group, Inc. *                     12,800                               107
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,127
  -----------------------------------------------------------------------------------------------------------
  APPAREL - 1.2%
     Cone Mills Corp. *                          8,200                                26
     Delta Apparel, Inc. *                       2,350                                44
     Delta Woodside Industries, Inc.            15,300                                15
     Donna Karan International, Inc. *           9,600                                86
     Florsheim Group, Inc. *                     6,500                                 6
     Garan, Inc.                                 2,800                                72
     Hartmarx Corp.                              9,300                                30
     Kellwood Co.                               16,750                               348
     Nautica Enterprises, Inc. *                11,300                               203
     Perry Ellis International, Inc. *           2,300                                16
     Phillips-Van Heusen Corp.                  15,000                               226
     Russell Corp.                              22,800                               426
     Superior Uniform Group, Inc.                6,900                                60
     Unifi, Inc.                                46,400                               329
     Wolverine World Wide, Inc. *               14,800                               216
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,103
  -----------------------------------------------------------------------------------------------------------
  AUTO MANUFACTURERS - 0.1%
     Wabash National Corp.                      15,000                               154
  -----------------------------------------------------------------------------------------------------------
  AUTO PARTS & EQUIPMENT - 0.8%
     Bandag, Inc.                               14,700                               394
     Collins & Aikman Corp. *                   40,400                               177
     Edelbrock Corp.                               300                                 3
     Exide Corp.                                12,900                               106
     Federal-Mogul Corp.                        48,300                               141
     Standard Motor Products, Inc.              11,400                               121
     Titan International, Inc.                  15,400                                55
     Tower Automotive, Inc. *                   41,300                               443
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,440
  -----------------------------------------------------------------------------------------------------------
  BANKS - 2.5%
     Area Bancshares Corp.                       7,150                               114
     Bancfirst Corp.                             2,600                               102
     BancorpSouth, Inc.                          5,637                                83
     Banner Corp.                                4,741                                76
     Bay View Capital Corp.                     22,300                               106
     Cathay Bancorp, Inc.                          300                                15
     CB Bancshares, Inc.                           500                                17
     Chittenden Corp.                            8,132                               254
     Citizens Banking Corp.                      9,300                               248
     Commercial Bank of New York                   800                                26
     Community Trust Bancorp                     4,257                                68
     Covest Bancshares, Inc.                     1,575                                23
     CPB, Inc.                                   8,500                               245
     F.N.B. Corp.                               12,704                               305
     First Charter Corp.                        15,164                               236
     First M & F Corp.                             270                                 5
     First Merchants Corp.                       3,250                                75
     First Republic Bank *                       9,600                               211
     GBC Bancorp                                 4,000                               114
     Hancock Holding Co.                         2,300                               100
     IBERIABANK Corp.                            1,400                                33
     Independent Bank Corp. of Michigan          1,230                                25
     James River Bankshares, Inc.                  300                                 7
     Mahaska Investment Co.                        100                                 1
     National City Bancorp                       5,000                                95
     Old National Bancorp                          323                                 7
     Old Second Bancorp, Inc.                    3,800                               100
     Princeton National Bancorp                    150                                 2
     Provident Bankshares Corp.                  9,731                               218


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 83 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  -----------------------------------------------------------------------------------------------------------
  COMMON STOCKS-93.6% - CONTINUED
  BANKS - 2.5% - (CONTINUED)
     Republic Bancshares, Inc. *                10,200                           $   122
     Riggs National Corp.                       30,000                               476
     South (The) Financial Group, Inc.          40,800                               581
     Southwest Bancorp, Inc.                       800                                18
     United National Bancorp                     1,800                                36
     Vista Bancorp, Inc.                         2,600                                58
     Wesbanco, Inc.                             11,500                               210
  -----------------------------------------------------------------------------------------------------------
                                                                                   4,412
  -----------------------------------------------------------------------------------------------------------
  BEVERAGES - 0.0%
     Farmer Brothers Co.                           300                                72
  -----------------------------------------------------------------------------------------------------------
  BIOTECHNOLOGY - 3.5%
     Aclara BioSciences, Inc. *                 23,600                               130
     Arena Pharmaceuticals, Inc. *              17,000                               303
     Aviron *                                   24,400                             1,014
     Bionova Holding Corp. *                     1,900                                 3
     Cell Genesys, Inc. *                       26,700                               380
     Charles River Laboratories
     International, Inc. *                      31,900                               789
     Deltagen, Inc. *                           20,400                               117
     Diversa Corp. *                            28,500                               431
     Eden Bioscience Corp. *                     9,400                               140
     Exelixis, Inc. *                           36,400                               316
     Genaissance Pharmaceuticals, Inc. *        15,500                               125
     Genelabs Technologies, Inc. *              31,600                               173
     Genencor International, Inc.               49,200                               495
     Genome Therapeutics Corp. *                 4,100                                25
     Illumina, Inc. *                           13,900                                98
     Intermune Pharmaceuticals, Inc. *          18,200                               382
     Kosan Biosciences, Inc. *                  16,300                               141
     Lexicon Genetics, Inc. *                   40,100                               263
     Nexell Therapeutics, Inc. *                 7,544                                11
     Northfield Laboratories, Inc. *            12,200                               117
     Organogenesis, Inc. *                      22,400                               183
     Regeneration Technologies, Inc. *          14,600                               157
     Rosetta Inpharmatics, Inc. *               20,600                               185
     Sangamo BioSciences, Inc. *                14,400                               155
     Sequenom, Inc. *                           15,800                               134
  -----------------------------------------------------------------------------------------------------------
                                                                                   6,267
  -----------------------------------------------------------------------------------------------------------
  BUILDING MATERIALS - 1.5%
     Butler Manufacturing Co.                    4,000                                92
     Florida Rock Industries, Inc.               5,400                               213
     Genlyte Group, Inc. *                      11,300                               311
     Lennox International, Inc.                 51,000                               525
     Mestek, Inc. *                              7,600                               151
     Nortek, Inc.                               10,100                               276
     Oglebay Norton Co.                          3,100                                82
     Puerto Rican Cement Co., Inc.               1,500                                36
     Texas Industries, Inc.                     33,000                               958
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,644
  -----------------------------------------------------------------------------------------------------------
  CHEMICALS - 1.4%
     Aceto Corp.                                 1,210                                11
     Arch Chemicals, Inc.                       17,800                               379
     Chemfirst, Inc.                            10,400                               277
     Ethyl Corp.                                36,800                                55
     International Specialty Products, Inc.     54,200                               444
     Omnova Solutions, Inc.                     25,800                               171
     PolyOne Corp.                              39,500                               360
     Quaker Chemical Corp.                       4,800                                85
     Terra Industries, Inc.                     52,600                               250
     Wellman, Inc.                              26,000                               501
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,533
  -----------------------------------------------------------------------------------------------------------
  CLOSED-END FUNDS - 0.1%
     Bergstrom Capital Corp.                       700                               126
  -----------------------------------------------------------------------------------------------------------
  COAL - 0.3%
     Arch Coal, Inc.                            18,204                               546
  -----------------------------------------------------------------------------------------------------------
  COMMERCIAL SERVICES - 3.7%
     Aurora Biosciences Corp. *                  3,700                                66
     Banta Corp.                                15,200                               369
     Berlitz International, Inc.                 2,100                                28
     Bowne & Co., Inc.                          21,600                               239
     Cadmus Communications Corp.                 1,200                                13
     Cass Information Systems, Inc.                400                                 7
     CDI Corp. *                                14,100                               183
     Century Business Services, Inc. *          10,000                                25
     Chemed Corp.                                9,500                               330
     Childtime Learning Centers *                  500                                 5
     Correctional Services Co. *                 4,200                                 9
     Data Broadcasting Corp. *                  25,500                               194
     Dollar Thrifty Automotive Group *           4,400                                91
     Edgewater Technology, Inc. *               19,483                                80
     Encompass Services Corp. *                 50,346                               247


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 84 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  -----------------------------------------------------------------------------------------------------------
  COMMON STOCKS-93.6% - CONTINUED
  COMMERCIAL SERVICES - 3.7% - (CONTINUED)
     Exult, Inc. *                              78,300                           $   746
     Franklin Covey Co. *                       12,450                               101
     Gartner Group, Inc., Class A *             43,200                               291
     Global Payments, Inc. *                    24,100                               446
     Health Management Systems, Inc. *           8,700                                10
     Healthcare Services Group                   7,516                                55
     Insurance Auto Auctions, Inc. *            10,600                               130
     Integrated Electrical Services, Inc. *     29,700                               169
     kforce.com, Inc. *                         28,900                               154
     Mail-Well, Inc. *                          32,100                               156
     Modis Professional Services, Inc. *        68,800                               316
     Monro Muffler Brake, Inc. *                   885                                10
     National Processing, Inc. *                22,421                               417
     Navigant Consulting Co. *                  25,900                               172
     Personnel Group of America, Inc. *         22,700                                27
     Protection One, Inc. *                     23,800                                29
     Rent-A-Center, Inc. *                       7,400                               340
     Resources Connection, Inc. *               15,500                               343
     Service Corp. International *              69,600                               331
     Spherion Corp. *                           46,450                               322
     Volt Information Sciences, Inc. *           7,600                               137
  -----------------------------------------------------------------------------------------------------------
                                                                                   6,588
  -----------------------------------------------------------------------------------------------------------
  COMPUTERS - 3.3%
     Adept Technology, Inc. *                    1,100                                15
     Applied Magnetics Corp. *                  32,200                                 -
     Avant! Corp. *                             25,900                               447
     Bell & Howell Co. *                        22,200                               501
     Cambridge Technology Partners, Inc. *      43,500                               163
     CIBER, Inc. *                              38,700                               189
     Constellation 3D, Inc. *                   28,400                               183
     eLoyalty Corp. *                           19,300                                47
     Evans & Sutherland Computer Co. *          10,900                                86
     Exabyte Corp. *                            10,050                                14
     Hutchinson Technology, Inc. *              18,200                               272
     Intergraph Corp. *                         48,150                               466
     InterVoice-Brite, Inc. *                   11,167                                91
     Ixia *                                     44,300                               568
     Micron Electronics, Inc. *                 62,900                               106
     National TechTeam, Inc.                     4,700                                13
     Nuance Communications, Inc. *              23,200                               233
     Overland Data, Inc. *                       1,000                                 8
     PAR Technology Corp. *                      8,000                                15
     Pomeroy Computer Resources, Inc. *          8,600                               121
     Printronix, Inc. *                          2,000                                11
     Read-Rite Corp. *                          28,900                               240
     Segue Software, Inc. *                      3,600                                19
     Silicon Graphics, Inc. *                   90,600                               357
     Silicon Storage Technology, Inc. *         14,700                               128
     SONICblue, Inc. *                          79,905                               380
     Sykes Enterprises, Inc. *                  27,700                               151
     Synplicity, Inc. *                         15,300                               211
     Western Digital Corp. *                   161,300                               768
  -----------------------------------------------------------------------------------------------------------
                                                                                   5,803
  -----------------------------------------------------------------------------------------------------------
  DISTRIBUTION/WHOLESALE - 0.8%
     Advanced Marketing Services, Inc.           7,200                               169
     Aviation Sales Co. *                        3,500                                14
     Bell Microproducts, Inc. *                  8,700                                98
     Building Material Holding Corp. *           4,995                                49
     Handleman Co.                              33,300                               332
     Hughes Supply, Inc.                        23,500                               344
     NuCo2, Inc. *                               1,500                                20
     Owens & Minor, Inc.                        19,100                               316
     Primesource Corp.                           3,900                                16
     United Stationers, Inc.                     1,040                                25
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,383
  -----------------------------------------------------------------------------------------------------------
  DIVERSIFIED FINANCIAL SERVICES - 1.4%
     Amplicon, Inc.                             10,000                                59
     Atalanta/Sosnoff Capital Corp.              1,000                                10
     CompuCredit Corp. *                        30,300                               228
     Credit Acceptance Corp. *                  33,900                               180
     DVI, Inc. *                                10,000                               154
     Fiduciary Trust Co. International           9,000                               969
     Finova Group, Inc. *                       35,200                                63
     First Albany Cos., Inc.                       763                                 6
     Hoenig Group, Inc.                          3,600                                41
     Metris Cos., Inc.                             805                                17
     New Century Financial Corp. *               4,700                                46
     Southwest Securities Group, Inc.           10,300                               192
     Stifel Financial Corp.                        681                                 8
     Student Loan Corp.                          4,800                               336
     Westcorp                                    3,365                                59


SEE NOTES TO FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 85 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  -----------------------------------------------------------------------------------------------------------
  COMMON STOCKS-93.6% - CONTINUED
  DIVERSIFIED FINANCIAL SERVICES - 1.4% - (CONTINUED)
     WFS Financial, Inc. *                       9,800                           $   173
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,541
  -----------------------------------------------------------------------------------------------------------
  ELECTRIC - 2.7%
     Central Vermont Public Service Corp.       13,700                               226
     CH Energy Group, Inc.                       7,400                               327
     Cleco Corp.                                 8,400                               382
     Empire District Electric Co.                  870                                16
     Newpower Holdings, Inc. *                 112,900                               734
     Northwestern Corp.                          7,700                               189
     NRG Energy, Inc. *                         15,700                               572
     Public Service Co. of New Mexico           38,300                             1,111
     RGS Energy Group, Inc.                     16,900                               625
     UIL Holdings Corp.                          3,200                               152
     Unitil Corp.                                3,000                                77
     WPS Resources Corp.                        14,300                               488
  -----------------------------------------------------------------------------------------------------------
                                                                                   4,899
  -----------------------------------------------------------------------------------------------------------
  ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
     Active Power, Inc. *                       15,800                               321
     Beacon Power Corp. *                       25,100                               132
     Insteel Industries, Inc. *                  4,400                                 8
     Intermagnetics General Corp. *              5,009                               121
     Medis Technologies Ltd. *                  11,000                               219
     Proton Energy Systems, Inc. *              20,800                               155
     SLI, Inc.                                  22,600                               189
     Tripath Technology, Inc. *                 17,900                               136
     UCAR International, Inc. *                 41,900                               486
     Valence Technology, Inc. *                 15,000                                68
     Wilson Greatbatch Technologies, Inc. *     13,300                               253
  -----------------------------------------------------------------------------------------------------------
                                                                                   2,088
  -----------------------------------------------------------------------------------------------------------
  ELECTRONICS - 1.8%
     Avnet, Inc.                                    28                                 1
     Bel Fuse, Inc., Class A *                   2,150                                50
     Bel Fuse, Inc., Class B *                   2,550                                59
     Benchmark Electronics, Inc. *               5,800                               113
     Checkpoint Systems, Inc. *                 18,700                               177
     Coherent, Inc. *                            2,900                               103
     Cubic Corp.                                 3,250                                83
     e.Digital Corp. *                          50,200                                74
     Electroglas, Inc. *                         7,400                               122
     Interlogix, Inc. *                          1,932                                50
     Itron, Inc. *                               7,000                                83
     Mackie Designs, Inc. *                      2,700                                13
     Packard Biosciences Co. *                  59,800                               444
     Park Electrochemical Corp.                  9,500                               215
     Paxar Corp. *                              17,300                               216
     Pemstar, Inc. *                            19,300                               176
     Planar Systems, Inc. *                      1,100                                14
     Recoton Corp. *                             1,300                                16
     Rofin-Sinar Technologies, Inc. *           12,000                               108
     Sheldahl, Inc. *                            3,900                                 8
     Sparton Corp.                                 800                                 5
     Spectrum Control, Inc.                     11,100                                85
     Stoneridge, Inc. *                         15,400                               113
     Thomas & Betts Corp.                       15,100                               262
     TTM Technologies, Inc. *                   25,500                               129
     Universal Electronics, Inc. *               2,800                                46
     Varian, Inc. *                              3,100                                79
     Watts Industries, Inc., Class A            19,500                               326
  -----------------------------------------------------------------------------------------------------------
                                                                                   3,170
  -----------------------------------------------------------------------------------------------------------
  ENERGY-ALTERNATE SOURCES - 0.2%
     H Power Corp. *                            34,700                               277
     Millennium Cell, Inc. *                    17,700                               132
  -----------------------------------------------------------------------------------------------------------
                                                                                     409
  -----------------------------------------------------------------------------------------------------------
  ENGINEERING & CONSTRUCTION - 0.7%
     Foster Wheeler Corp.                       22,700                               408
     Granite Construction, Inc.                 10,700                               364
     Pitt-Des Moines, Inc.                       5,000                               143
     URS Corp.                                  12,183                               231
     Washington Group International, Inc. *     35,550                                55
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,201
  -----------------------------------------------------------------------------------------------------------
  ENTERTAINMENT - 0.9%
     Anchor Gaming *                             6,500                               398
     Gaylord Entertainment Co. *                30,100                               801
     Isle of Capri Casinos, Inc. *               5,000                                53
     Mikohn Gaming Corp. *                      10,800                                39
     Pinnacle Entertainment, Inc.               15,537                               163
     Shuffle Master, Inc. *                      2,800                                70
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,524
  -----------------------------------------------------------------------------------------------------------
  ENVIRONMENTAL CONTROL - 0.8%
     Calgon Carbon Corp.                        10,900                                82


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 86 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  -----------------------------------------------------------------------------------------------------------
  COMMON STOCKS-93.6% - CONTINUED
  ENVIRONMENTAL CONTROL - 0.8% - (CONTINUED)
     Catalytica Energy Systems, Inc. *          26,000                           $   544
     Ionics, Inc. *                              4,400                               114
     IT Group, Inc. *                           38,472                               173
     Layne Christensen Co. *                     2,029                                12
     Mine Safety Appliances Co.                 16,600                               424
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,349
  -----------------------------------------------------------------------------------------------------------
  FOOD - 2.4%
     Aurora Foods, Inc. *                       67,900                               469
     Chiquita Brands International *            34,818                                45
     Corn Products International, Inc.          31,400                               806
     Earthgrains Co.                            23,000                               489
     Fleming Cos., Inc.                         17,000                               433
     Great Atlantic & Pacific Tea Co. *         32,200                               295
     International Multifoods Corp. *           16,100                               310
     J & J Snack Foods Corp. *                   4,600                                77
     M&F Worldwide Corp. *                       1,400                                 7
     Michael Foods, Inc.                        12,200                               364
     Midwest Grain Products, Inc.                6,600                                54
     Nash-Finch Co.                              7,900                               137
     Pathmark Stores, Inc. *                    28,100                               483
     Seaboard Corp.                              1,240                               222
     Spartan Stores, Inc. *                     13,400                               131
  -----------------------------------------------------------------------------------------------------------
                                                                                   4,322
  -----------------------------------------------------------------------------------------------------------
  FOREST PRODUCTS & PAPER - 1.1%
     Caraustar Industries, Inc.                 35,700                               287
     Chesapeake Corp.                           26,075                               604
     Pope & Talbot, Inc.                        16,500                               204
     Potlatch Corp.                             25,800                               824
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,919
  -----------------------------------------------------------------------------------------------------------
  GAS - 1.9%
     Atmos Energy Corp.                         13,600                               324
     Energen Corp.                              16,800                               593
     Northwest Natural Gas Co.                  12,700                               305
     ONEOK, Inc.                                11,400                               466
     South Jersey Industries, Inc.                 600                                18
     Southern Union Co.                          8,078                               170
     Southwest Gas Corp.                        25,900                               540
     Southwestern Energy Co. *                  15,300                               151
     UGI Corp.                                   6,700                               164
     Vectren Corp.                              30,425                               651
  -----------------------------------------------------------------------------------------------------------
                                                                                   3,382
  -----------------------------------------------------------------------------------------------------------
  HAND/MACHINE TOOLS - 0.7%
     Axsys Technologies, Inc. *                  2,900                                56
     Hardinge, Inc.                              7,100                                94
     Kennametal, Inc.                           18,900                               520
     Milacron, Inc.                             28,500                               516
     Starrett (L.S.) Co., Class B                  534                                10
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,196
  -----------------------------------------------------------------------------------------------------------
  HEALTHCARE-PRODUCTS - 3.1%
     Advanced Neuromodulation Systems, Inc. *    1,000                                11
     Align Technology, Inc. *                   29,700                               215
     American Medical Systems Holdings, Inc. *  18,000                               149
     ATS Medical, Inc. *                         8,900                                86
     Biosite Diagnostics, Inc. *                 4,400                               165
     Bruker Daltonics, Inc. *                   52,600                               825
     Cohesion Technologies, Inc. *               2,500                                15
     Columbia Laboratories, Inc. *              20,900                               126
     Computerized Thermal Imaging, Inc. *       40,700                                99
     Cyberonics, Inc. *                          1,000                                16
     Datascope Corp.                             4,400                               159
     Del Global Technologies Corp. *               700                                 1
     Diagnostic Products Corp.                   5,300                               276
     Haemonetics Corp. *                         8,647                               286
     Henry Schein, Inc. *                       17,800                               654
     Hologic, Inc. *                            13,100                                53
     IDEXX Laboratories, Inc. *                  6,963                               153
     Igen International, Inc. *                  9,700                               184
     Immucor, Inc. *                             6,900                                24
     Intuitive Surgical, Inc. *                 23,200                               113
     Isolyser Co., Inc. *                       19,500                                18
     Luminex Corp. *                            25,600                               472
     Oratec Interventions, Inc. *               10,500                                85
     Orthologic Corp. *                          7,100                                23
     PolyMedica Corp. *                          2,900                                66
     PSS World Medical, Inc. *                  59,800                               267
     Quidel Corp. *                             12,300                                40
     Sola International, Inc. *                 13,450                               121
     Spectrx, Inc. *                             1,500                                10
     Steris Corp. *                             26,600                               375


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 87 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (CONTINUED)

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  -----------------------------------------------------------------------------------------------------------
  COMMON STOCKS-93.6% - CONTINUED
  HEALTHCARE-PRODUCTS - 3.1% - (CONTINUED)
     Sybron Dental Specialties, Inc. *          10,900                           $   229
     TriPath Imaging, Inc. *                    14,461                                90
     Vital Signs, Inc.                           5,500                               177
  -----------------------------------------------------------------------------------------------------------
                                                                                   5,583
  -----------------------------------------------------------------------------------------------------------
  HEALTHCARE-SERVICES - 2.2%
     American Healthways, Inc. *                 8,200                               142
     Apria Healthcare Group, Inc. *              6,100                               147
     Clintrials Research, Inc. *                 9,700                                57
     Cobalt Corp.                               20,700                               132
     Coventry Health Care, Inc. *               23,700                               393
     Dianon Systems, Inc. *                        600                                18
     Gentiva Health Services, Inc. *            18,075                               345
     LabOne, Inc. *                              2,750                                16
     Manor Care, Inc. *                         26,800                               547
     Matria Healthcare, Inc. *                   9,125                               122
     PacifiCare Health Systems, Inc. *          28,100                               699
     Prime Medical Services, Inc. *             13,100                                75
     Province Healthcare Co. *                   3,450                               105
     Quorum Health Group, Inc. *                16,500                               251
     Res-Care, Inc. *                           21,700                               108
     Triad Hospitals, Inc. *                    12,600                               356
     US Oncology, Inc. *                        59,298                               482
  -----------------------------------------------------------------------------------------------------------
                                                                                   3,995
  -----------------------------------------------------------------------------------------------------------
  HOLDING COMPANIES-DIVERS - 0.2%
     Kaiser Ventures, Inc. *                     8,500                               107
     Walter Industries, Inc.                    30,200                               260
  -----------------------------------------------------------------------------------------------------------
                                                                                     367
  -----------------------------------------------------------------------------------------------------------
  HOME BUILDERS - 3.1%
     Beazer Homes USA, Inc. *                    8,200                               322
     Champion Enterprises, Inc. *               74,500                               384
     Del Webb Corp.                             14,436                               446
     Fleetwood Enterprises, Inc.                31,200                               282
     M/I Schottenstein Homes, Inc.               6,100                               182
     MDC Holdings, Inc.                         43,110                             1,696
     Oakwood Homes Corp.                        20,700                                22
     Ryland Group, Inc.                         14,300                               593
     Schuler Homes, Inc. *                      38,400                               482
     Southern Energy Homes, Inc. *               3,200                                 5
     Standard Pacific Corp.                     24,550                               518
     Thor Industries, Inc.                       9,500                               207
     Toll Brothers, Inc. *                      10,200                               393
  -----------------------------------------------------------------------------------------------------------
                                                                                   5,532
  -----------------------------------------------------------------------------------------------------------
  HOME FURNISHINGS - 0.5%
     Applica, Inc.                              17,800                               110
     Bassett Furniture Industries, Inc.         11,868                               151
     Flexsteel Industries, Inc.                  8,800                                99
     La-Z-Boy, Inc.                             26,600                               474
     Royal Appliance Mfg. Co. *                 14,219                                55
     Sunbeam Corp.                              56,000                                 5
  -----------------------------------------------------------------------------------------------------------
                                                                                     894
  -----------------------------------------------------------------------------------------------------------
  HOUSEHOLD PRODUCTS/WARES - 1.0%
     CNS, Inc. *                                12,100                                62
     CSS Industries, Inc. *                      7,900                               173
     Harland (John H.) Co.                       1,700                                32
     Helen of Troy Ltd. *                       14,000                                79
     Nashua Corp. *                              3,800                                17
     Pennzoil-Quaker State Co.                  19,000                               266
     Playtex Products, Inc. *                   45,500                               418
     Russ Berrie & Co., Inc.                    12,100                               305
     Standard Register Co.                      28,800                               469
     Swiss Army Brands, Inc. *                   1,800                                11
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,832
  -----------------------------------------------------------------------------------------------------------
  HOUSEWARES - 0.1%
     National Presto Industries, Inc.            7,300                               219
  -----------------------------------------------------------------------------------------------------------
  INSURANCE - 4.8%
     Allcity Insurance Co. *                     1,800                                 9
     AmerUs Group Co.                           14,500                               440
     Argonaut Group, Inc.                       13,464                               214
     Capitol Transamerica Corp.                  2,400                                32
     CNA Surety Corp.                           17,600                               234
     Commerce Group, Inc.                        8,500                               272
     Danielson Holdings Corp. *                  3,300                                15
     Farm Family Holdings, Inc. *                2,400                               105
     FBL Financial Group, Inc., Class A         23,749                               370
     Fremont General Corp.                      45,500                               177
     GAINSCO, Inc. *                             3,200                                 6
     Harleysville Group, Inc.                   23,100                               513
     Highlands Insurance Group *                 7,800                                26
     Kansas City Life Insurance Co.             22,385                               800
     Landamerica Financial Group, Inc.          10,200                               363


SEE NOTES TO THE FINANCIAL STATMENTS.


EQUITY FUNDS 88 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                NUMBER                           VALUE
                                              OF SHARES                          (000S)
  -----------------------------------------------------------------------------------------------------------
  COMMON STOCKS-93.6% - CONTINUED
  INSURANCE - 4.8% - (CONTINUED)
     Meadowbrook Insurance Group, Inc.             300                           $     1
     Meridian Insurance Group, Inc.              1,368                                40
     Midland Co.                                 7,700                               244
     Nymagic, Inc.                               5,500                                99
     Ohio Casualty Corp. *                      54,000                               508
     Penn Treaty American Corp. *                3,300                                34
     Presidential Life Corp.                    19,800                               327
     Professionals Group, Inc. *                 4,411                               106
     PXRE Group Ltd.                            10,250                               168
     RenaissanceRe Holdings Ltd.                 5,300                               371
     RLI Corp.                                   6,000                               245
     RTW, Inc. *                                 7,900                                17
     SCPIE Holdings, Inc.                       10,500                               213
     Selective Insurance Group, Inc.            21,000                               488
     State Auto Financial Corp.                 10,900                               166
     Stewart Information Services *             10,500                               176
     Trenwick Group Ltd.                        35,420                               699
     UICI *                                     34,900                               306
     United Fire & Casualty Co.                  7,350                               150
     W.R. Berkley Corp.                          6,400                               288
     Zenith National Insurance Corp.            10,600                               250
  -----------------------------------------------------------------------------------------------------------
                                                                                   8,472
  -----------------------------------------------------------------------------------------------------------
  INTERNET - 4.7%
     Aperian, Inc. *                             8,300                                10
     AsiaInfo Holdings, Inc. *                  28,500                               346
     Centillium Communications, Inc. *          31,600                               772
     Clarent Corp. *                            26,606                               319
     Click Commerce, Inc. *                     30,000                               255
     CNET Networks, Inc. *                      74,227                               830
     Corillian Corp. *                          28,600                               170
     Covad Communications Group, Inc. *        116,300                               156
     Egghead.com, Inc. *                         1,521                                 1
     FirePond, Inc. *                           27,400                                69
     HTTP Technology, Inc. *                    22,300                               148
     I-many, Inc. *                             20,800                               237
     Inktomi Corp. *                           106,500                               708
     Internap Network Services Corp. *          96,200                               186
     Internet Capital Group, Inc. *            237,900                               520
     ITXC Corp. *                               28,600                               164
     Keynote Systems, Inc. *                    18,100                               203
     Net.B@nk, Inc. *                           19,300                               169
     Netopia, Inc. *                             8,600                               25
     Onvia.com, Inc. *                          29,500                                22
     Priceline.com, Inc. *                     109,600                               277
     Prodigy Communications Corp., Class A *    47,800                               155
     Psinet, Inc. *                             24,390                                 5
     Register.com, Inc. *                       21,900                               138
     Riverstone Networks, Inc. *                84,200                               784
     S1 Corp. *                                 41,700                               302
     Sequoia Software Corp. *                   21,100                               118
     SkillSoft Corp. *                           8,600                               203
     Starmedia Network, Inc. *                  45,100                               135
     Travelocity.com, Inc. *                    10,600                               157
     USinternetworking, Inc. *                  12,900                                15
     WebEx Communications, Inc. *               23,500                               261
     Websense, Inc. *                           13,400                               159
     Wit Soundview Group, Inc. *                75,200                               226
     Zixit Corp.                                 7,200                                51
  -----------------------------------------------------------------------------------------------------------
                                                                                   8,296
  -----------------------------------------------------------------------------------------------------------
  INVESTMENT COMPANIES - 0.1%
     Capital Southwest Corp.                     2,500                               163
  -----------------------------------------------------------------------------------------------------------
  IRON/STEEL - 0.9%
     Bethlehem Steel Corp.                      80,100                               194
     Birmingham Steel Corp. *                   18,500                                17
     Carpenter Technology Corp.                 20,300                               569
     Cleveland Cliffs, Inc.                     10,100                               182
     Gibraltar Steel Corp.                      10,300                               164
     LTV Corp. *                                10,200                                 2
     Material Sciences Corp. *                   5,300                                43
     Roanoke Electric Steel Corp.                7,225                               115
     Ryerson Tull, Inc.                         13,800                               139
     Shiloh Industries, Inc. *                   8,900                                41
     Steel Technologies, Inc.                    8,300                                53
  -----------------------------------------------------------------------------------------------------------
                                                                                   1,519
  -----------------------------------------------------------------------------------------------------------
  LEISURE TIME - 0.1%
     Arctic Cat, Inc.                            9,700                               133
     Coastcast Corp. *                           1,658                                18
     Huffy Corp. *                               2,300                                15
  -----------------------------------------------------------------------------------------------------------
                                                                                     166
  -----------------------------------------------------------------------------------------------------------
  LODGING - 0.7%
     Ameristar Casinos, Inc. *                   4,500                                29


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 89 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (CONTINUED)

                                                Number                           Value
                                              of Shares                          (000s)
  COMMON STOCKS-93.6% - CONTINUED
  LODGING - 0.7% - (CONTINUED)
     Boyd Gaming Corp. *                        27,000                           $    91
     Crestline Capital Corp. *                   3,800                               103
     Extended Stay America, Inc. *               2,100                                32
     Marcus Corp.                               13,750                               190
     Prime Hospitality Corp.                    44,900                               485
     Station Casinos, Inc. *                    21,600                               298
     Suburban Lodges of America, Inc. *         12,800                                70
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   1,298
  --------------------------------------------------------------------------------------------------------------------------------
  MACHINERY - CONSTRUCTION & MINING - 0.1%
     Astec Industries, Inc. *                   12,800                               167
  --------------------------------------------------------------------------------------------------------------------------------
  MACHINERY - DIVERSIFIED - 1.1%
     AGCO Corp.                                 50,500                               485
     Applied Industrial Technologies, Inc.      10,300                               169
     Cascade Corp. *                               105                                 1
     CTB International Corp. *                   2,600                                22
     Gehl Co.                                    4,700                                70
     Gerber Scientific, Inc.                    29,800                               199
     IDEX Corp.                                  9,100                               264
     Imation Corp. *                            22,500                               505
     Magnetek, Inc. *                            9,032                                85
     Sames Corp.                                 1,800                                17
     Thomas Industries, Inc.                     8,900                               184
     Unova, Inc. *                               8,700                                26
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   2,027
  --------------------------------------------------------------------------------------------------------------------------------
  MEDIA - 0.6%
     Courier Corp.                               1,700                                52
     Journal Register Co. *                     44,000                               722
     Lodgenet Entertainment Corp. *             12,000                               176
     Regent Communications, Inc. *              22,600                               157
     Thomas Nelson, Inc.                         3,200                                21
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   1,128
  --------------------------------------------------------------------------------------------------------------------------------
  METAL FABRICATE/HARDWARE - 1.3%
     Amcast Industrial Corp.                      5,900                               55
     Ampco-Pittsburgh Corp.                      11,300                              133
     CIRCOR International, Inc.                   9,100                              135
     Commercial Metals Co.                       14,500                              364
     Fansteel, Inc.                               5,100                               21
     Maverick Tube Corp. *                        2,800                               58
     Quanex Corp.                                14,500                              260
     Timken Co.                                  57,000                              892
     Titanium Metals Corp. *                     20,700                              186
     Transtechnology Corp. *                      3,100                               16
     Wolverine Tube, Inc. *                      10,700                              135
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   2,255
  --------------------------------------------------------------------------------------------------------------------------------
  MINING - 0.8%
     Brush Engineered Materials, Inc.            11,100                              207
     Century Aluminum Co.                         6,500                              104
     Commonwealth Industries, Inc.                9,100                               40
     Hecla Mining Co. *                          23,700                               16
     Meridian Gold, Inc. *                       40,925                              259
     RTI International Metals, Inc.              13,600                              183
     USEC, Inc.                                  67,200                              578
     Zemex Corp.                                  7,448                               46
  -------------------------------------------------------------------------------------------------------------------------------
                                                                                   1,433
  --------------------------------------------------------------------------------------------------------------------------------
  MISCELLANEOUS MANUFACTURING - 1.2%
     A.O. Smith Corp.                            21,600                              422
     Ameron International Corp.                     200                               10
     CoorsTek, Inc. *                             1,096                               30
     Griffon Corp. *                             19,300                              152
     Katy Industries, Inc. *                      4,800                               33
     NCH Corp.                                    2,200                              105
     Osmonics, Inc. *                             3,600                               26
     Park-Ohio Holdings Corp.                     3,200                               15
     Polaroid Corp. *                            30,900                              132
     Polymer Group, Inc.                         14,000                               25
     Quixote Corp.                                1,400                               31
     SPS Technologies, Inc. *                     1,900                               86
     Trinity Industries, Inc.                    34,400                              671
     U.S. Industries, Inc.                       62,900                              367
     Wabtec Corp.                                 7,017                               89
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   2,194
  --------------------------------------------------------------------------------------------------------------------------------
  OFFICE FURNISHINGS - 0.0%
     Virco Mfg. Corp.                             4,299                               44
  --------------------------------------------------------------------------------------------------------------------------------
  OFFICE/BUSINESS EQUIPMENT - 0.4%
     Ikon Office Solutions, Inc.                118,100                              673
  --------------------------------------------------------------------------------------------------------------------------------
  OIL & GAS - 1.0%
     ATP Oil & Gas Corp.                         13,200                              161
     Chieftain International, Inc. *              8,200                              229
     Chiles Offshores, Inc. *                    10,900                              222
     Clayton Williams Energy, Inc. *              1,900                               35


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 90 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                Number                           Value
                                              of Shares                          (000s)
  COMMON STOCKS-93.6% - CONTINUED
  OIL & GAS - 1.0% - (CONTINUED)
     Energy Partners Ltd. *                     17,100                           $   161
     Houston Exploration Co. *                     300                                 9
     Ultra Petroleum Corp. *                    46,900                               245
     Westport Resources Corp. *                 36,900                               775
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   1,837
  --------------------------------------------------------------------------------------------------------------------------------
  OIL & GAS PRODUCERS - 1.2%
     Chesapeake Energy Corp.                    29,200                               258
     Giant Industries , Inc.                     7,500                                57
     HS Resources, Inc. *                          100                                 5
     Louis Dreyfus Natural Gas Corp. *             543                                20
     Meridian Resource Corp. *                   8,200                                58
     Nuevo Energy Co. *                          2,100                                37
     Parker Drilling Co. *                      60,700                               389
     Penn Virginia Corp.                         1,500                                56
     Pure Resources, Inc. *                     47,611                               919
     Tesoro Petroleum Corp.                     31,100                               387
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   2,186
  --------------------------------------------------------------------------------------------------------------------------------
  OIL & GAS SERVICES - 1.1%
     Hydril Co. *                                5,900                               135
     Input/Output, Inc. *                        7,000                                65
     Lufkin Industries, Inc.                     8,600                               171
     Oil States International, Inc. *           36,300                               408
     Seacor Smit, Inc. *                         8,000                               362
     Universal Compression Holdings, Inc. *     13,600                               476
     W-H Energy Services, Inc. *                16,600                               403
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   2,020
  --------------------------------------------------------------------------------------------------------------------------------
  PACKAGING & CONTAINERS - 0.8%
     Crown Cork & Seal Co., Inc. *             115,500                               468
     Longview Fibre Co.                         65,300                               849
     Silgan Holdings, Inc. *                    12,100                               134
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   1,451
  --------------------------------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS - 2.3%
     Adolor Corp. *                             14,800                               290
     Amylin Pharmaceuticals, Inc. *             56,900                               565
     Antigenics, Inc. *                         16,100                               242
     Axys Pharmaceuticals, Inc. *               11,400                                32
     Carter-Wallace, Inc.                        3,700                                92
     Corixa Corp. *                              8,000                                64
     Cygnus, Inc. *                             18,500                               138
     Duramed Pharmaceuticals, Inc. *            18,000                               104
     Durect Corp. *                             31,400                               237
     First Horizon Pharmaceutical Corp. *        8,400                               175
     Inspire Pharmaceuticals, Inc. *             2,600                                18
     Isis Pharmaceuticals, Inc. *               29,100                               269
     KOS Pharmaceuticals, Inc. *                12,900                               227
     Matrix Pharmaceutical, Inc. *               4,600                                41
     Medicines Co. *                            25,700                               286
     Nabi *                                     20,300                               126
     NBTY, Inc. *                               16,800                               143
     Neurogen Corp. *                            5,500                               130
     NPS Pharmaceuticals, Inc. *                   800                                17
     Onyx Pharmaceuticals, Inc. *                2,200                                21
     Pain Therapeutics, Inc. *                  17,400                               182
     POZEN, Inc. *                              18,800                               150
     PRAECIS Pharmaceuticals, Inc. *            17,400                               347
     Syncor International Corp. *                  100                                 3
     Versicor, Inc. *                           15,600                               126
     Viragen, Inc. *                             9,400                                13
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   4,038
  --------------------------------------------------------------------------------------------------------------------------------
  PIPELINES - 0.3%
     Western Gas Resources, Inc.                15,000                               484
  --------------------------------------------------------------------------------------------------------------------------------
  REAL ESTATE - 0.6%
     Avatar Holdings, Inc. *                     9,300                               204
     Insignia Financial Group, Inc. *           13,800                               163
     LNR Property Corp.                         17,050                               483
     Wellsford Real Properties, Inc. *           8,050                               132
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                     982
  --------------------------------------------------------------------------------------------------------------------------------
  REITS - 0.2%
     Sovran Self Storage, Inc.                  10,600                               260
     Winston Hotels, Inc.                       12,200                               103
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                     363
  --------------------------------------------------------------------------------------------------------------------------------
  RETAIL - 4.5%
     Blair Corp.                                 9,600                               164
     Bob Evans Farms, Inc.                      36,315                               645
     Bombay (The) Co., Inc. *                   20,100                                48
     Brown Shoe Co., Inc.                        8,800                               166
     Burlington Coat Factory Warehouse Corp.    29,720                               585
     California Pizza Kitchen, Inc. *           13,100                               372
     Cash America International, Inc.           22,600                               138
     Casual Male Corp.                           5,098                                15


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 91 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (CONTINUED)

                                                Number                           Value
                                              of Shares                          (000s)
  COMMON STOCKS-93.6% - CONTINUED
  RETAIL - 4.5% - (CONTINUED)
     CBRL Group, Inc.                           29,800                           $   542
     Charlotte Russe Holding, Inc. *             6,000                               178
     Charming Shoppes, Inc.                     64,400                               334
     Chart House Enterprises, Inc. *             7,100                                18
     CKE Restaurant, Inc.                       49,400                               116
     Copart, Inc. *                              2,000                                41
     Discount Auto Parts, Inc. *                 9,900                                76
     Dress Barn, Inc. *                          9,372                               220
     Duckwall-ALCO Stores, Inc. *                1,500                                10
     Footstar, Inc. *                              500                                20
     Gottschalks, Inc. *                         9,100                                46
     Haverty Furniture Companies, Inc.          16,800                               230
     Hollywood Entertainment Corp. *            23,500                                51
     Intertan, Inc. *                            4,150                                52
     Krispy Kreme Doughnuts, Inc. *             23,300                               839
     Landry's Seafood Restaurants, Inc. *       14,700                               167
     Lillian Vernon Corp.                        6,600                                48
     Lone Star Steakhouse & Saloon, Inc.        36,100                               335
     OfficeMax, Inc. *                          91,400                               343
     Pep Boys (The) - Manny, Moe & Jack         34,700                               211
     Petsmart, Inc. *                           72,500                               290
     Rare Hospitality International, Inc. *      8,550                               213
     REX Stores Corp. *                          4,200                                84
     Ryan's Family Steak Houses, Inc. *         36,000                               382
     S & K Famous Brands, Inc. *                   500                                 4
     ShopKo Stores, Inc.                        22,500                               180
     Sport Supply Group, Inc.                    6,100                                 9
     Syms Corp.                                  5,500                                44
     Tractor Supply Co. *                        2,000                                28
     Trans World Entertainment Corp. *          37,600                               331
     Ugly Duckling Corp. *                      10,900                                38
     United Auto Group, Inc. *                  18,100                               177
     UNO Restaurant Corp. *                      4,840                                46
     Value City Department Stores, Inc. *       23,640                               196
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   8,032
  --------------------------------------------------------------------------------------------------------------------------------
  SAVINGS & LOANS - 2.9%
     Alliance Bancorp                            6,514                               164
     Ambanc Holding Co., Inc.                    1,700                                31
     Ameriana Bancorp                              160                                 2
     American Bank of Connecticut                4,300                                90
     American Financial Holdings, Inc.          25,100                               537
     Andover Bancorp, Inc.                       3,475                               118
     Bank Mutual Corp. *                        14,600                               160
     CFS Bancorp, Inc.                          12,100                               134
     Coastal Bancorp, Inc.                       3,850                               103
     Commonwealth Bancorp, Inc.                  5,000                                83
     Connecticut Bancshares, Inc.                7,300                               152
     Dime Community Bancshares                   5,700                               155
     Downey Financial Corp.                      9,500                               430
     FFLC Bancorp, Inc.                            566                                11
     First Defiance Financial Corp.              1,100                                17
     First Essex Bancorp, Inc.                   4,400                                86
     First Federal Bancshares of Arkansas, Inc.    300                                 6
     First Place Financial Corp.                11,805                               142
     First Sentinel Bancorp, Inc.               20,217                               225
     Firstfed Financial Corp.                   14,400                               403
     Flushing Financial Corp.                    2,300                                42
     Hawthorne Financial Corp.                     500                                 9
     HF Financial Corp.                            100                                 1
     HMN Financial, Inc.                         1,150                                17
     Horizon Financial Corp.                     1,290                                14
     Independence Community Bank Corp.          23,600                               412
     Industrial Bancorp, Inc.                      500                                10
     Itla Capital Corp. *                        2,100                                42
     MAF Bancorp, Inc.                          13,303                               364
     Monterey Bay Bancorp, Inc. *                1,525                                15
     North Central Bancshares, Inc.                100                                 2
     OceanFirst Financial Corp.                  8,400                               195
     Ocwen Financial Corp. *                    52,700                               447
     Parkvale Financial Corp.                      200                                 5
     Pennfed-Financial Services, Inc.            2,400                                50
     PFF Bancorp, Inc.                           8,500                               195
     Quaker City Bancorp, Inc. *                   368                                 9
     St. Francis Capital Corp.                   6,700                               123
     Staten Island Bancorp, Inc.                   400                                10
     Sterling Financial Corp. *                    990                                13
     United Community Financial Corp.           24,500                               162
     Waypoint Financial Corp.                    2,940                                31
     WVS Financial Corp.                           100                                 1
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   5,218
  --------------------------------------------------------------------------------------------------------------------------------
  SEMICONDUCTORS - 2.1%
  ADE Corp. *                                    7,700                               109


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 92 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                Number                           Value
                                              of Shares                          (000s)
  COMMON STOCKS-93.6% - CONTINUED
  SEMICONDUCTORS - 2.1% - (CONTINUED)
     Alliance Semiconductor Corp. *             38,000                           $   442
     Axcelis Technologies, Inc. *               27,300                               316
     C-Cube Microsystems, Inc. *                45,800                               564
     Entegris, Inc. *                            9,700                                71
     Exar Corp. *                                1,800                                35
     FSI International, Inc. *                  16,100                               133
     Integrated Silicon Solutions, Inc. *        4,900                                64
     Mattson Technology, Inc. *                  3,000                                45
     Micro Linear Corp. *                        1,900                                 4
     Oak Technology, Inc. *                     12,758                                75
     ON Semiconductor Corp. *                   47,900                               256
     Opti, Inc. *                                6,300                                23
     Photronics, Inc. *                            510                                13
     Pioneer Standard Electronics, Inc.         31,200                               382
     Pixelworks, Inc. *                         27,800                               278
     Silicon Laboratories, Inc. *                9,500                               189
     Silicon Valley Group, Inc. *                1,500                                41
     SpeedFam-IPEC, Inc. *                      23,876                               154
     Standard Microsystems Corp. *               9,400                               141
     Ultratech Stepper, Inc. *                  14,000                               345
     Veeco Instruments, Inc. *                   2,100                                87
  ----------------------------------------------------------------------------------------------------------------------------
                                                                                   3,767
  ----------------------------------------------------------------------------------------------------------------------------
  SOFTWARE - 3.2%
     3Dfx Interactive, Inc. *                    2,800                                 1
     Blue Martini Software, Inc. *              47,200                               130
     Broadbase Software, Inc. *                 13,800                                28
     Caminus Corp. *                            10,200                               209
     CareCentric, Inc. *                         1,380                                 3
     Cerner Corp. *                              4,900                               168
     Digi International, Inc. *                  7,300                                42
     eBT International, Inc. *                   4,200                                10
     eFunds Corp. *                             41,300                               795
     Embarcadero Technologies, Inc. *           19,700                               328
     IMRglobal Corp. *                          26,700                               150
     Industries International, Inc. *           12,500                                61
     Infogrames, Inc. *                         54,500                               300
     Information Resources, Inc. *              29,400                               191
     NetIQ Corp. *                              32,800                               619
     Netmanage, Inc. *                          16,511                                16
     New Era of Networks, Inc. *                24,900                               148
     NUI Corp.                                   7,200                               194
     Numerical Technologies, Inc. *             23,300                               230
     OPNET Technologies, Inc. *                 11,800                               186
     OTG Software, Inc. *                       19,100                               121
     Phoenix Technologies Ltd. *                 5,957                                83
     Pivotal Corp. *                             9,500                               108
     Progress Software Corp. *                   5,800                                84
     Santa Cruz Operation, Inc. *               32,225                                51
     ScanSoft, Inc. *                           23,873                                16
     SignalSoft Corp. *                         15,600                               123
     SpeechWorks International, Inc. *          20,600                               135
     Trident Microsystems, Inc. *                2,700                                15
     Ulticom, Inc. *                            36,100                               666
     Universal Access, Inc. *                   71,300                               406
  ----------------------------------------------------------------------------------------------------------------------------
                                                                                   5,617
  ----------------------------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS - 4.5%
     Adaptec, Inc. *                             6,750                                59
     Adaptive Broadband Corp. *                 10,900                                13
     Alaska Communications Systems
        Group, Inc. *                           22,500                               126
     Allen Telecom, Inc. *                       9,300                               120
     Alliance Fiber Optic Products, Inc. *      22,600                               170
     Anixter International, Inc. *              12,900                               311
     Antec Corp. *                              24,800                               181
     AT&T Latin America Corp., Class A *        18,300                                46
     Atlantic Tele-Network, Inc.                 6,680                               110
     Auspex Systems, Inc. *                      8,500                                35
     Avici Systems, Inc. *                      36,600                               293
     Commonwealth Telephone Enterprises, Inc.    7,000                               241
     Computer Network Technology Corp. *         4,700                                52
     CTC Communications Group, Inc. *           19,200                               121
     Efficient Networks, Inc. *                 15,500                               364
     eGlobe, Inc. *                                  3                                 -
     EMS Technologies, Inc. *                    8,125                               127
     General DataComm Industries, Inc. *         7,700                                 3
     Glenayre Technologies, Inc. *              36,050                                78
     Golden Telecom, Inc. *                     16,400                               162
     Harmonic, Inc. *                           37,600                               212
     IDT Corp. *                                 6,300                               128
     Impsat Fiber Networks, Inc. *              65,200                               277
     Interdigital Communications Corp. *        12,500                                93
     Intermedia Communications, Inc. *          54,600                               949
     Intrusion.com, Inc. *                      15,200                                61


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 93 EQUITY FUNDS

SCHEDULE OF INVESTMENTS
SMALL CAP VALUE FUND (CONTINUED)

                                                Number                           Value
                                              of Shares                          (000s)
  COMMON STOCKS-93.6% - CONTINUED
  TELECOMMUNICATIONS - 4.5% - (CONTINUED)
     Lexent, Inc. *                             28,100                           $   113
     Loral Space & Communications, Inc. *      107,800                               236
     Lumenon Innovative Lightwave
        Technology, Inc. *                      12,900                                30
     Luminent, Inc. *                           38,300                               102
     Metricom, Inc. *                           27,400                                57
     Metrocall, Inc. *                          33,925                                 8
     Motient Corp. *                            15,000                                20
     Network Equipment Technologies, Inc. *     23,100                                98
     Network Peripherals, Inc. *                 5,700                                36
     Novatel Wireless, Inc. *                   19,600                                40
     Novo Networks, Inc. *                      17,600                                32
     OmniSky Corp. *                            30,200                                66
     Peco II, Inc. *                            13,600                               165
     Proxim, Inc. *                                800                                 8
     PTEK Holdings, Inc. *                       3,900                                10
     RCN Corp. *                                79,500                               479
     Roseville Communications Co.                4,600                               183
     Sierra Wireless, Inc. *                    12,800                               210
     Spectralink Corp. *                         5,500                                53
     Stratos Lightwave, Inc. *                  60,400                               604
     Sunrise Telecom, Inc. *                    32,500                               236
     Symmetricom, Inc. *                        11,700                               142
     Telocity, Inc. *                           37,000                                79
     Terayon Communication Systems, Inc. *      42,900                               196
     Ubiquitel, Inc. *                          49,300                               283
     Verlink Corp. *                             3,400                                 5
     Vtel Corp. *                               15,532                                14
     Winstar Communications, Inc. *             59,000                               127
     World Access, Inc. *                       10,303                                 3
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   7,967
  --------------------------------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS EQUIPMENT - 0.5%
     Cosine Communications, Inc. *              75,700                               161
     New Focus, Inc. *                          50,600                               633
     Stanford Microdevices, Inc. *               7,900                                50
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                     844
  --------------------------------------------------------------------------------------------------------------------------------
  TEXTILES - 0.2%
     Angelica Corp.                              8,500                                99
     WestPoint Stevens, Inc.                    37,500                               337
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                     436
  --------------------------------------------------------------------------------------------------------------------------------
  TOBACCO - 0.2%
     Vector Group Ltd.                          20,200                           $   424
  --------------------------------------------------------------------------------------------------------------------------------
  TOYS, GAMES & HOBBIES - 0.1%
     Jakks Pacific, Inc. *                      12,300                               131
  --------------------------------------------------------------------------------------------------------------------------------
  TRANSPORTATION - 2.5%
     Airborne, Inc.                             36,900                               375
     Arkansas Best Corp. *                       9,217                               145
     Arnold Industries, Inc.                    13,700                               261
     Consolidated Freightways Corp. *           12,300                                83
     EGL, Inc. *                                 1,700                                41
     Frozen Food Express Industries, Inc. *     10,600                                22
     Hunt (J.B.) Transport Services, Inc. *     19,495                               305
     Landstar System, Inc. *                     2,400                               163
     M.S. Carriers, Inc. *                      10,100                               309
     Maritrans, Inc.                             3,700                                34
     Offshore Logistics, Inc.                   13,000                               323
     Old Dominion Freight Line, Inc. *           4,200                                42
     Overseas Shipholding Group                 23,800                               654
     Patriot Transportation Holding, Inc. *      1,100                                24
     Railamerica, Inc.                           8,000                                80
     Roadway Express, Inc.                      13,650                               300
     Teekay Shipping Corp.                      14,100                               601
     Werner Enterprises, Inc.                   25,000                               428
     Yellow Corp.                               10,407                               178
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                   4,368
  --------------------------------------------------------------------------------------------------------------------------------
  TRUCKING & LEASING - 0.5%
     AMERCO *                                   19,025                                404
     Greenbrier Cos., Inc.                       9,000                                 79
     Interpool, Inc.                            15,950                                232
     Xtra Corp.                                  4,511                                215
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                      930
  --------------------------------------------------------------------------------------------------------------------------------
  WATER - 0.5%
     American States Water Co.                   9,000                                298
     California Water Service Group              5,700                                163
     Philadelphia Suburban Corp.                 7,400                                174
     SJW Corp.                                   3,700                                295
  --------------------------------------------------------------------------------------------------------------------------------
                                                                                      930
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------------------
  (COST $175,894)                                                                 166,717


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 94 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

                                                    Number                       Value
                                                  of Shares                      (000s)
  OTHER-0.0%
     Escrow American Medical Electronics, Inc. *    5,000                        $     -
     Escrow American Medical Electronics, Inc. *    5,000                              -
     Escrow Millicom American Satellite, Inc. *       220                              -
     Escrow Paragon Trade Brands, Inc. *           11,250                              -
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL OTHER
  (COST $222)                                                                          -


  RIGHTS-0.0%
     Elan Corp. PLC ADR *                           9,500                             13
     Procept, Inc. *                                   50                              -
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RIGHTS
  (COST $0)                                                                           13


  WARRANTS-0.0%
     Arch Wireless, Inc. , Exp. 9/1/01*             7,778                              -
     Jannock Properties Limited *                   8,856                              6
     Paragon Trade Brands, Inc. , Exp.                589                              5
         1/28/10*
     York Research Corp. , Exp. 3/30/02*                6                              -
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL WARRANTS
  (COST $0)                                                                            11

                                              Principal
                                                Amount                           Value
                                                (000s)                           (000s)
  SHORT-TERM INVESTMENTS-11.4%
     National Australia Bank, Grand Cayman,
       Eurodollar Time Deposit,
        5.44%, 4/2/01                          $17,224                            17,224
       U. S. Treasury Bill, (1)
        5.64%, 4/19/01                            3,085                            3,077
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
  (COST $20,301)                                                                  20,301



----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 105.0%
----------------------------------------------------------------------------------------------------------------------------------
  (COST $196,417)                                                                187,042
     Liabilities less Other Assets -                                              (8,945)
       (5.0)%
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS-100%                                                               $178,097


OPEN FUTURES CONTRACTS:

                           NOTIONAL                         UNREALIZED
               NUMBER OF    AMOUNT    CONTRACT   CONTRACT      LOSS
   TYPE        CONTRACTS    (000S)    POSITION     EXP.       (000S)
Russell 2000      31        $7,035      Long       6/01        $41

S&P/Barra
Value             18         2,682      Long       6/01         (6)
                                                               ---
                                                               $35
                                                               ===

(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

* NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                   NORTHERN FUNDS ANNUAL REPORT 95 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND

                                                NUMBER                 VALUE
                                               OF SHARES              (000S)
COMMON STOCKS-96.7%

ADVERTISING - 0.2%
   Interpublic Group Cos., Inc.              12,700                $        436
   Omnicom Group, Inc.                        7,300                         605
--------------------------------------------------------------------------------
                                                                          1,041
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.2%
   Boeing Co.                                34,368                       1,915
   General Dynamics Corp.                     8,200                         514
   Goodrich (B.F.) Co.                        4,200                         161
   Lockheed Martin Corp.                     17,746                         633
   Northrop Grumman Corp.                     3,000                         261
   Raytheon Co., Class B                     14,100                         414
   United Technologies Corp.                 19,400                       1,422
--------------------------------------------------------------------------------
                                                                          5,320
--------------------------------------------------------------------------------
AIRLINES - 0.2%
   AMR Corp.                                  6,240                         219
   Delta Air Lines, Inc.                      5,100                         202
   Southwest Airlines Co.                    31,230                         554
   US Airways Group, Inc.                     2,800                          99
--------------------------------------------------------------------------------
                                                                          1,074
--------------------------------------------------------------------------------
APPAREL - 0.2%
   Liz Claiborne, Inc.                        2,100                          99
   Nike, Inc., Class B                       11,100                         450
   Reebok International Ltd.                  2,400                          60
   VF Corp.                                   4,728                         165
--------------------------------------------------------------------------------
                                                                            774
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.8%
   Ford Motor Co.                            76,375                       2,148
   General Motors Corp.                      22,600                       1,172
   Navistar International Corp.               2,480                          56
   PACCAR, Inc.                               3,160                         142
--------------------------------------------------------------------------------
                                                                          3,518
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.2%
   Cooper Tire & Rubber Co.                   3,000                          34
   Dana Corp.                                 6,072                         104
   Delphi Automotive Systems Corp.           23,110                         328
   Goodyear Tire & Rubber Co.                 6,558                         156
   TRW, Inc.                                  5,100                         174
   Visteon Corp.                              5,399                          81
--------------------------------------------------------------------------------
                                                                            877
--------------------------------------------------------------------------------
BANKS - 4.9%
   Amsouth Bancorp                           15,450                         260
   Bank of America Corp.                     67,057                       3,671
   Bank of New York Co., Inc.                30,500                       1,502
   Bank One Corp.                            47,646                       1,724
   BB&T Corp.                                16,600                         584
   Fifth Third Bancorp                       19,162                       1,024
   First Union Corp.                         40,374                       1,332
   FleetBoston Financial Corp.               44,653                       1,686
   Huntington Bancshares, Inc.               10,372                         148
   KeyCorp                                   17,600                         454
   Mellon Financial Corp.                    20,100                         814
   National City Corp.                       25,100                         671
   Old Kent Financial Corp.                   5,675                         216
   PNC Financial Services Group              11,900                         806
   Regions Financial Corp.                    9,100                         259
   SouthTrust Corp.                           7,000                         320
   State Street Corp.                         6,700                         626
   Suntrust Banks, Inc.                      12,200                         791
   Synovus Financial Corp.                   11,850                         320
   Union Planters Corp.                       5,700                         219
   Wachovia Corp.                             8,600                         518
   Wells Fargo & Co.                         70,460                       3,486
--------------------------------------------------------------------------------
                                                                         21,431
--------------------------------------------------------------------------------
BEVERAGES - 2.2%
   Anheuser-Busch Cos., Inc.                 37,188                       1,708
   Brown-Forman Corp., Class B                2,800                         173
   Coca-Cola Co.                             102,500                      4,629
   Coca-Cola Enterprises, Inc.               17,200                         306
   Coors (Adolph) Co., Class B                1,500                          98
   PepsiCo, Inc.                             59,500                       2,615
--------------------------------------------------------------------------------
                                                                          9,529
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.7%
Amgen, Inc. *                                42,900                       2,582
Biogen, Inc. *                                6,100                         386
Chiron Corp. *                                7,900                         347
--------------------------------------------------------------------------------
                                                                          3,315
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.1%
   Masco Corp.                               18,400                         444
   Vulcan Materials Co.                       4,200                         197
--------------------------------------------------------------------------------
                                                                            641
--------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 96 NORTHERN FUNDS ANNUAL REPORT

                                                       MARCH 31, 2001

                                            NUMBER                    VALUE
                                           OF SHARES                 (000S)
COMMON STOCKS-96.7% - CONTINUED
CHEMICALS - 1.1%
   Air Products & Chemicals, Inc.             9,400                $        361
   Ashland, Inc.                              2,900                         112
   Dow Chemical Co. (The)                    36,971                       1,167
   du Pont (E.I.) de Nemours & Co.           42,977                       1,749
   Eastman Chemical Co.                       3,175                         156
   Engelhard Corp.                            5,262                         136
   Great Lakes Chemical Corp.                 2,100                          65
   Hercules, Inc.                             4,400                          57
   PPG Industries, Inc.                       6,900                         318
   Praxair, Inc.                              6,500                         290
   Rohm & Haas Co.                            9,043                         279
   Sherwin-Williams Co.                       6,600                         168
   Sigma-Aldrich Corp.                        3,200                         153
---------------------------------------------------------------------------------
                                                                          5,011
---------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.4%
   Automatic Data Processing, Inc.           26,200                       1,425
   Cendant Corp. *                           31,708                         463
   Convergys Corp. *                          6,400                         231
   Deluxe Corp.                               3,000                          71
   Donnelley (R.R.) & Sons Co.                5,000                         131
   Ecolab, Inc.                               5,200                         220
   Electronic Data Systems Corp.             19,300                       1,078
   Equifax, Inc.                              5,800                         181
   First Data Corp.                          16,300                         973
   H&R Block, Inc.                            3,800                         190
   McKesson HBOC, Inc.                       11,741                         314
   Moody's Corp.                              6,702                         185
   Paychex, Inc.                             15,400                         571
   Quintiles Transnational Corp. *            4,800                          91
   Robert Half International, Inc.            7,300                         163
---------------------------------------------------------------------------------
                                                                          6,287
---------------------------------------------------------------------------------
COMPUTERS - 4.5%
   Apple Computer, Inc.                      14,300                         316
   Compaq Computer Corp.                     69,589                       1,266
   Computer Sciences Corp. *                  6,900                         223
   Dell Computer Corp. *                    106,600                       2,738
   EMC Corp. *                               90,212                      2,652
   Gateway, Inc. *                           13,300                         224
   Hewlett-Packard Co.                       79,700                       2,492
   International Business Machines Corp.     72,300                       6,954
   Lexmark International Group, Inc. *        5,200                         237
   NCR Corp. *                                4,000                         156
   Palm, Inc. *                              23,309                         196
   Sun Microsystems, Inc. *                 134,400                       2,066
   Unisys Corp.                              13,000                         182
---------------------------------------------------------------------------------
                                                                         19,702
---------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 1.8%
   Alberto-Culver Co., Class B                2,300                          91
   Avon Products, Inc.                        9,772                         391
   Colgate-Palmolive Co.                     23,600                       1,304
   Gillette Co.                              43,388                       1,352
   International Flavors & Fragances          4,000                          88
   Kimberly-Clark Corp.                      22,036                       1,495
   Procter & Gamble Co.                      53,556                       3,353
---------------------------------------------------------------------------------
                                                                          8,074
---------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.1%
   Genuine Parts Co.                          7,150                         185
   Grainger (W.W.), Inc.                      3,900                         132
---------------------------------------------------------------------------------
                                                                            317
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 7.3%
   American Express Co.                      54,800                       2,263
   Bear Stearns (The) Cos., Inc.              4,376                         200
   Capital One Financial Corp.                8,100                         449
   CIT Group, Inc.                           10,800                         312
   Citigroup, Inc.                          207,018                       9,312
   Countrywide Credit Industries, Inc.        4,800                         237
   Fannie Mae                                41,500                       3,303
   Franklin Resources, Inc.                  10,100                         395
   Freddie Mac                               28,700                       1,861
   Household International, Inc.             19,445                       1,152
   J.P. Morgan Chase & Co.                   78,468                       3,523
   Lehman Brothers Holdings, Inc.            10,300                         646
   MBNA Corp.                                35,105                       1,162
   Merrill Lynch & Co., Inc.                 33,300                       1,845
   Morgan Stanley Dean Witter & Co.          46,018                       2,462
   Price (T. Rowe) Associates, Inc.           5,000                         156
   Providian Financial Corp.                 11,800                         579
   Stilwell Financial, Inc.                   9,200                         247
   U.S. Bancorp                              79,477                       1,844
   USA Education, Inc.                        6,800                         494
---------------------------------------------------------------------------------
                                                                         32,442
---------------------------------------------------------------------------------


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 97 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

                                            NUMBER                      VALUE
                                           OF SHARES                   (000S)
COMMON STOCKS-96.7% - CONTINUED

ELECTRIC - 2.8%
   AES Corp.                                 20,200                $      1,009
   Allegheny Energy, Inc.                     4,600                         213
   Ameren Corp.                               5,700                         233
   American Electric Power Co., Inc.         13,240                         622
   Calpine Corp. *                           11,600                         639
   Cinergy Corp.                              6,541                         219
   CMS Energy Corp.                           5,400                         160
   Consolidated Edison, Inc.                  8,700                         323
   Constellation Energy Group, Inc.           6,200                         273
   Dominion Resources, Inc.                   9,893                         638
   DTE Energy Co.                             5,900                         235
   Duke Energy Corp.                         31,604                       1,351
   Edison International                      13,400                         169
   Entergy Corp.                              9,200                         350
   Exelon Corp.                              13,112                         860
   FirstEnergy Corp.                          9,300                         260
   FPL Group, Inc.                            7,300                         448
   GPU , Inc.                                 5,000                         162
   Niagara Mohawk Holdings, Inc.              6,600                         112
   NiSource, Inc.                             8,400                         261
   PG&E Corp.                                16,000                         199
   Pinnacle West Capital Corp.                3,500                         161
   PPL Corp.                                  6,000                         264
   Progress Energy, Inc.                      8,500                         366
   Public Service Enterprise Group, Inc.      8,850                         382
   Reliant Energy, Inc.                      12,122                         549
   Southern (The) Co.                        27,900                         979
   TXU Corp.                                 10,684                         441
   XCEL Energy, Inc.                         14,085                         424
---------------------------------------------------------------------------------
                                                                         12,302
---------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
   American Power Conversion Corp. *          8,000                         103
   Emerson Electric Co.                      17,700                       1,097
   Molex, Inc.                                8,075                         285
   Power-One, Inc. *                          3,200                          46
---------------------------------------------------------------------------------
                                                                          1,531
---------------------------------------------------------------------------------
ELECTRONICS - 0.6%
   Agilent Technologies, Inc. *              18,856                         579
   Applera Corp. - Applied Biosystems Group   8,700                         241
   Jabil Circuit, Inc. *                      7,900                         171
   Johnson Controls, Inc.                     3,500                         219
   Maytag Corp.                               3,200                         103
   Millipore Corp.                            1,900                          88
   Parker Hannifin Corp.                      4,825                         192
   PerkinElmer, Inc.                          2,100                         110
   Sanmina Corp. *                           12,600                         247
   Solectron Corp. *                         26,600                         506
   Symbol Technologies, Inc.                  6,000                         209
   Tektronix, Inc.                            3,900                         106
   Thomas & Betts Corp.                       2,400                          42
---------------------------------------------------------------------------------
                                                                          2,813
---------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES - 0.3%
   El Paso Corp.                             20,447                       1,335
---------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.0%
   Fluor Corp.                                3,000                         133
---------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.2%
   Allied Waste Industries, Inc. *            8,100                         127
   Waste Management, Inc.                    25,673                         634
---------------------------------------------------------------------------------
                                                                            761
---------------------------------------------------------------------------------
FOOD - 2.1%
   Albertson's, Inc.                         16,845                         536
   Archer-Daniels-Midland Co.                26,164                         344
   Campbell Soup Co.                         17,300                         517
   Conagra Foods, Inc.                       22,100                         403
   General Mills, Inc.                       11,700                         503
   Heinz (H.J.) Co.                          14,300                         575
   Hershey Foods Corp.                        5,600                         388
   Kellogg Co.                               16,700                         451
   Quaker Oats Co. (The)                      5,400                         529
   Ralston Purina Group                      12,800                         399
   Safeway, Inc. *                           20,700                       1,142
   Sara Lee Corp.                            34,100                         736
   SUPERVALU, Inc.                            5,500                          73
   Sysco Corp.                               27,900                         740
   Unilever N.V. - New York Shares           23,571                       1,241
   Winn-Dixie Stores, Inc.                    5,800                         164
   Wrigley (Wm.) Jr. Co.                      9,300                         449
---------------------------------------------------------------------------------
                                                                          9,190
---------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.5%
   Boise Cascade Corp.                        2,333                          73
   Georgia-Pacific Group                      9,294                         273


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 98 NORTHERN FUNDS ANNUAL REPORT

                                                       MARCH 31, 2001

                                            NUMBER                      VALUE
                                           OF SHARES                   (000S)
COMMON STOCKS-96.7% - CONTINUED

FOREST PRODUCTS & PAPER - 0.5% - (CONTINUED)
   International Paper Co.                   19,872                $        717
   Louisiana-Pacific Corp.                    4,316                          42
   Mead Corp.                                 4,100                         103
   Potlatch Corp.                             1,200                          38
   Temple-Inland, Inc.                        2,050                          91
   Westvaco Corp.                             4,100                          99
   Weyerhaeuser Co.                           8,900                         452
   Willamette Industries, Inc.                4,500                         207
---------------------------------------------------------------------------------
                                                                          2,095
---------------------------------------------------------------------------------
GAS - 0.1%
   KeySpan Corp.                              5,500                         210
   NICOR, Inc.                                1,900                          71
   ONEOK, Inc.                                1,200                          49
   Peoples Energy Corp.                       1,500                          58
   Sempra Energy, Inc.                        8,471                         197
---------------------------------------------------------------------------------
                                                                            585
---------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.1%
   Black & Decker Corp.                       3,300                         121
   Snap-On, Inc.                              2,350                          69
   Stanley Works                              3,500                         115
---------------------------------------------------------------------------------
                                                                            305
---------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 2.5%
   Bard (C.R.), Inc.                          2,100                          95
   Bausch & Lomb, Inc.                        2,200                         101
   Baxter International, Inc.                12,100                       1,139
   Becton Dickinson & Co.                    10,600                         375
   Biomet, Inc.                               7,400                         292
   Boston Scientific Corp. *                 16,700                         337
   Guidant Corp.                             12,700                         571
   Johnson & Johnson Co.                     57,300                       5,012
   Medtronic, Inc.                           49,500                       2,264
   St. Jude Medical, Inc.                     3,550                         191
   Stryker Corp.                              8,100                         423
   Thermo Electron Corp. *                    7,400                         166
---------------------------------------------------------------------------------
                                                                         10,966
---------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 0.7%
   Aetna, Inc. *                              5,923                         213
   HCA - The Healthcare Co.                  22,747                         916
   HEALTHSOUTH Corp. *                       15,900                         205
   Humana, Inc.                               7,000                          73
   Manor Care, Inc. *                         4,250                          87
   Tenet Healthcare Corp. *                  13,200                         581
   UnitedHealth Group, Inc.                  13,200                         782
   Wellpoint Health Networks, Inc., Class A * 2,600                         248
---------------------------------------------------------------------------------
                                                                           3,105
---------------------------------------------------------------------------------
HOME BUILDERS - 0.1%
   Centex Corp.                               2,400                         100
   KB Home                                    1,786                          58
   Pulte Corp.                                1,700                          69
---------------------------------------------------------------------------------
                                                                            227
---------------------------------------------------------------------------------
HOME FURNISHINGS - 0.1%
   Leggett & Platt, Inc.                      8,100                         156
   Whirlpool Corp.                            2,700                         135
---------------------------------------------------------------------------------
                                                                            291
---------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.2%
   Avery Dennison Corp.                       4,500                         234
   Clorox Co.                                 9,700                         305
   Fortune Brands, Inc.                       6,400                         220
   Tupperware Corp.                           2,400                          58
---------------------------------------------------------------------------------
                                                                            817
---------------------------------------------------------------------------------
HOUSEWARES - 0.1%
   Newell Rubbermaid, Inc.                   11,008                         292
---------------------------------------------------------------------------------
INSURANCE - 4.2%
   Aflac, Inc.                               21,800                         600
   Allstate Corp.                            30,114                       1,263
   Ambac Financial Group, Inc.                4,300                         273
   American General Corp.                    20,720                         793
   American International Group, Inc.        95,919                       7,721
   Aon Corp.                                 10,575                         375
   Chubb Corp.                                7,200                         522
   CIGNA Corp.                                6,300                         676
   Cincinnati Financial Corp.                 6,600                         250
   Conseco, Inc                              13,448                         216
   Hartford Financial Services Group, Inc.    9,700                         572
   Jefferson-Pilot Corp.                      4,275                         290
   Lincoln National Corp.                     7,900                         336
   Loews Corp.                                8,200                         487
   Marsh & McLennan Cos., Inc.               11,350                       1,079
   MBIA, Inc.                                 4,100                         331
   Metlife, Inc.                             31,500                         947


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                    NORTHERN FUNDS ANNUAL REPORT 99 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

                                            NUMBER                      VALUE
                                           OF SHARES                   (000S)
COMMON STOCKS-96.7% - CONTINUED

INSURANCE - 4.2% - (CONTINUED)
   MGIC Investment Corp.                      4,400                $        301
   Progressive Corp.                          3,000                         291
   Safeco Corp.                               5,300                         149
   St. Paul Cos., Inc.                        8,980                         396
   Torchmark Corp.                            5,200                         202
   UnumProvident Corp.                        9,961                         291
---------------------------------------------------------------------------------
                                                                         18,361
---------------------------------------------------------------------------------
INTERNET - 0.3%
   BroadVision, Inc. *                       11,100                          59
   Sapient Corp. *                            5,000                          36
   Schwab (Charles) Corp.                    57,025                         880
   Yahoo!, Inc. *                            23,000                         362
---------------------------------------------------------------------------------
                                                                          1,337
---------------------------------------------------------------------------------
IRON/STEEL - 0.1%
   Allegheny Technologies, Inc.               3,332                          58
   Nucor Corp.                                3,200                         128
   USX - U.S. Steel Group                     3,700                          55
---------------------------------------------------------------------------------
                                                                            241
---------------------------------------------------------------------------------
LEISURE TIME - 0.3%
   Brunswick Corp.                            3,600                          71
   Carnival Corp.                            24,096                         667
   Harley-Davidson, Inc.                     12,500                         474
   Sabre Holdings Corp. *                     5,381                         248
---------------------------------------------------------------------------------
                                                                          1,460
---------------------------------------------------------------------------------
LODGING - 0.2%
   Harrah's Entertainment, Inc. *             4,850                         143
   Hilton Hotels Corp.                       15,200                         159
   Marriott International, Inc., Class A      9,900                         407
   Starwood Hotels & Resorts Worldwide, Inc.  8,000                         272
---------------------------------------------------------------------------------
                                                                            981
---------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.1%
   Caterpillar, Inc.                         14,200                         630
---------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.3%
   Briggs & Stratton Corp.                      900                          34
   Cummins Engine Co., Inc.                   1,700                          64
   Deere & Co.                                9,700                         352
   Dover Corp.                                8,400                         301
   Ingersoll-Rand Co.                         6,650                         264
   McDermott International, Inc.              2,500                          32
   Rockwell International Corp.               7,500                         273
---------------------------------------------------------------------------------
                                                                          1,320
---------------------------------------------------------------------------------
MEDIA - 4.3%
   AOL Time Warner, Inc. *                  178,400                       7,163
   Clear Channel Communications, Inc. *      24,100                       1,312
   Comcast Corp., Class A                    38,700                       1,623
   Comerica, Inc.                             7,350                         452
   Disney (The Walt) Co.                     85,700                       2,451
   Dow Jones & Co., Inc.                      3,600                         188
   Gannett Co., Inc.                         10,900                         651
   Harcourt General, Inc.                     3,011                         168
   Knight Ridder, Inc.                        3,000                         161
   McGraw-Hill Cos., Inc.                     8,100                         483
   Meredith Corp.                             2,100                          73
   New York Times Co.                         6,700                         275
   Tribune Co.                               12,500                         509
   Univision Communications, Inc. *           8,500                         324
   Viacom, Inc., Class B *                   71,948                       3,164
---------------------------------------------------------------------------------
                                                                         18,997
---------------------------------------------------------------------------------
METAL FABRICATE/HARDWARE - 0.0%
   Timken Co.                                 2,500                          39
   Worthington Industries, Inc.               3,525                          33
---------------------------------------------------------------------------------
                                                                             72
---------------------------------------------------------------------------------
MINING - 0.6%
   Alcan Aluminium Ltd.                      13,125                         472
   Alcoa, Inc.                               35,612                       1,280
   Barrick Gold Corp.                        16,300                         233
   Freeport-McMoran Copper & Gold, Inc.,      6,100                          80
     Class B
   Homestake Mining Co.                      10,800                          57
   Inco Ltd.                                  7,500                         111
   Newmont Mining Corp.                       7,977                         129
   Phelps Dodge Corp.                         3,230                         130
   Placer Dome, Inc.                         13,535                         117
---------------------------------------------------------------------------------
                                                                          2,609
---------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.9%
   Cooper Industries, Inc.                    3,800                         127
   Crane Co.                                  2,518                          66
   Danaher Corp.                              5,800                         316
   Eastman Kodak Co.                         12,400                         495
   Eaton Corp.                                2,800                         192


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 100 NORTHERN FUNDS ANNUAL REPORT

                                                               MARCH 31, 2001

                                                   NUMBER                    VALUE
                                                  OF SHARES                 (000S)
COMMON STOCKS-96.7% - CONTINUED

MISCELLANEOUS MANUFACTURING - 5.9% - (CONTINUED)
   FMC Corp. *                                     1,300                 $        96
   General Electric Co.                          408,400                      17,096
   Honeywell International, Inc.                  32,912                       1,343
   Illinois Tool Works, Inc.                      12,500                         710
   ITT Industries, Inc.                            3,600                         139
   Minnesota Mining & Manufacturing Co.           16,300                       1,693
   National Service Industries, Inc.               1,700                          40
   Pall Corp.                                      5,066                         111
   Textron, Inc.                                   5,900                         335
   Tyco International Ltd.                        72,255                       3,124
--------------------------------------------------------------------------------------
                                                                              25,883
--------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.1%
   Pitney Bowes, Inc.                             10,400                         361
   Xerox Corp.                                    27,496                         165
--------------------------------------------------------------------------------------
                                                                                 526
--------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 6.0%
   Amerada Hess Corp.                              3,700                         289
   Anadarko Petroleum Corp.                       10,206                         641
   Apache Corp.                                    5,100                         294
   Burlington Resources, Inc.                      8,882                         397
   Chevron Corp.                                  26,500                       2,327
   Conoco, Inc., Class B                          25,691                         726
   Devon Energy Corp.                              5,300                         308
   EOG Resources, Inc.                             4,800                         198
   Exxon Mobil Corp.                             143,257                      11,604
   Kerr-McGee Corp., Inc.                          3,849                         250
   Nabors Industries, Inc. *                       6,100                         316
   Noble Drilling Corp. *                          5,500                         254
   Occidental Petroleum Corp.                     15,200                         376
   Phillips Petroleum Co.                         10,500                         578
   Rowan Cos., Inc.                                3,900                         107
   Royal Dutch Petroleum Co. ADR                  88,000                       4,879
   Sunoco, Inc.                                    3,500                         113
   Texaco, Inc.                                   22,700                       1,507
   Tosco Corp.                                     6,000                         257
   Transocean Sedco Forex, Inc.                   13,010                         564
   Unocal Corp.                                   10,000                         346
   USX - Marathon Group, Inc.                     12,800                         345
--------------------------------------------------------------------------------------
                                                                              26,676
--------------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.6%
   Baker Hughes, Inc.                             13,640                         495
   Halliburton Co.                                18,200                         669
   Schlumberger Ltd.                              23,600                       1,360
--------------------------------------------------------------------------------------
                                                                               2,524
--------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%
   Ball Corp.                                      1,200                          55
   Bemis Co., Inc.                                 2,200                          73
   Pactiv Corp. *                                  6,500                          79
   Sealed Air Corp. *                              3,453                         115
--------------------------------------------------------------------------------------
                                                                                 322
--------------------------------------------------------------------------------------
PHARMACEUTICALS - 9.2%
   Abbott Laboratories                            63,700                       3,006
   Allergan, Inc.                                  5,400                         400
   Alza Corp. *                                    9,800                         397
   American Home Products Corp.                   54,000                       3,173
   Bristol-Myers Squibb Co.                       80,560                       4,785
   Cardinal Health, Inc.                          11,600                       1,122
   Forest Laboratories, Inc., Class A *            7,300                         433
   King Pharmaceuticals, Inc. *                    7,000                         285
   Lilly (Eli) & Co.                              46,496                       3,564
   Medimmune, Inc. *                               8,700                         312
   Merck & Co., Inc.                              95,100                       7,218
   Pfizer, Inc.                                  260,050                      10,649
   Pharmacia Corp.                                53,202                       2,680
   Schering-Plough Corp.                          60,300                       2,203
   Watson Pharmaceutical, Inc. *                   4,200                         221
--------------------------------------------------------------------------------------
                                                                              40,448
--------------------------------------------------------------------------------------
PIPELINES - 0.8%
   Dynegy, Inc.                                   13,300                         678
   Enron Corp.                                    30,800                       1,790
   Kinder Morgan, Inc.                             4,700                         250
   Williams Cos., Inc.                            19,900                         853
--------------------------------------------------------------------------------------
                                                                               3,571
--------------------------------------------------------------------------------------
RETAIL - 6.4%
   American Greetings Corp., Class A               2,600                          28
   Autozone, Inc. *                                4,700                         132
   Bed Bath & Beyond, Inc. *                      11,800                         290
   Best Buy Co., Inc. *                            8,600                         309
   Circuit City Stores, Inc.                       8,500                          90
   Consolidated Stores Corp. *                     4,600                          46
   Costco Wholesale Corp. *                       18,516                         727


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                   NORTHERN FUNDS ANNUAL REPORT 101 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

                                               NUMBER                      VALUE
                                              OF SHARES                   (000S)
COMMON STOCKS-96.7% - CONTINUED

RETAIL - 6.4% - (CONTINUED)
   CVS Corp.                                    16,100                $        942
   Darden Restaurants, Inc.                      5,000                         119
   Dillard's, Inc., Class A                      3,600                          79
   Dollar General Corp.                         13,605                         278
   Federated Department Stores, Inc. *           8,200                         341
   Gap (The), Inc.                              34,987                         830
   Home Depot, Inc.                             95,455                       4,114
   Kmart Corp.                                  19,900                         187
   Kohl's Corp. *                               13,700                         845
   Kroger Co.                                   33,700                         869
   Limited (The), Inc.                          17,500                         275
   Longs Drug Stores, Inc.                       1,500                          44
   Lowe's Cos., Inc.                            15,800                         923
   May Department Stores Co.                    12,248                         435
   McDonald's Corp.                             54,100                       1,436
   Nordstrom, Inc.                               5,500                          90
   Office Depot, Inc. *                         12,300                         108
   Penney (J.C.) Co., Inc.                      10,800                         173
   RadioShack Corp.                              7,700                         282
   Sears, Roebuck & Co.                         13,800                         487
   Staples, Inc. *                              18,650                         277
   Starbucks Corp. *                             7,800                         331
   Target Corp.                                 36,900                       1,331
   Tiffany & Co.                                 6,000                         163
   TJX Cos., Inc.                               11,500                         368
   Toys 'R' Us, Inc. *                           8,175                         205
   Tricon Global Restaurants, Inc. *             6,000                         229
   Wal-Mart Stores, Inc.                       184,100                       9,297
   Walgreen Co.                                 41,900                       1,710
   Wendy's International, Inc.                   4,700                         105
----------------------------------------------------------------------------------
                                                                            28,495
----------------------------------------------------------------------------------
SAVINGS & LOANS - 0.4%
   Charter One Financial, Inc.                   8,525                         241
   Golden West Financial Corp.                   6,500                         422
   Washington Mutual, Inc.                      23,980                       1,313
----------------------------------------------------------------------------------
                                                                             1,976
----------------------------------------------------------------------------------
SEMICONDUCTORS - 3.8%
   Advanced Micro Devices, Inc. *               12,900                         342
   Altera Corp. *                               16,300                         349
   Analog Devices, Inc. *                       14,800                         536
   Applied Materials, Inc. *                    33,400                      1,453
   Applied Micro Circuits Corp. *               12,300                         203
   Broadcom Corp. *                             10,100                         292
   Conexant Systems, Inc. *                     10,000                          89
   Intel Corp.                                 277,400                       7,299
   Kla-Tencor Corp. *                            7,600                         299
   Linear Technology Corp.                      13,100                         538
   LSI Logic Corp. *                            13,200                         208
   Maxim Integrated Products, Inc.              11,700                         487
   Micron Technology, Inc. *                    24,500                       1,017
   National Semiconductor Corp. *                7,200                         193
   Novellus Systems, Inc. *                      5,800                         235
   Qlogic Corp. *                                3,800                          86
   Teradyne, Inc. *                              7,200                         238
   Texas Instruments, Inc.                      71,500                       2,215
   Vitesse Semiconductor Corp. *                 7,800                         186
   Xilinx, Inc. *                               13,600                         478
----------------------------------------------------------------------------------
                                                                            16,743
----------------------------------------------------------------------------------
SOFTWARE - 4.4%
   Adobe Systems, Inc.                           9,900                         346
   Autodesk, Inc.                                2,300                          70
   BMC Software, Inc. *                         10,000                         215
   Citrix Systems, Inc. *                        7,600                         161
   Computer Associates International, Inc.      23,776                         647
   Compuware Corp. *                            15,200                         148
   IMS Health, Inc.                             12,104                         301
   Intuit, Inc. *                                8,500                         236
   Mercury Interactive Corp. *                   3,300                         138
   Microsoft Corp. *                           219,900                      12,026
   Novell, Inc. *                               13,100                          66
   Oracle Corp. *                              230,200                       3,448
   Parametic Technology Corp. *                 11,000                         100
   PeopleSoft, Inc. *                           11,800                         277
   Siebel Systems, Inc. *                       17,700                         481
   Veritas Software Corp. *                     16,800                         777
----------------------------------------------------------------------------------
                                                                            19,437
----------------------------------------------------------------------------------
TELECOMMUNICATIONS - 8.6%
   Adaptec, Inc. *                               4,100                          36
   ADC Telecommunications, Inc.                 32,000                         272
   Alltel Corp.                                 12,900                         677


SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS 102 NORTHERN FUNDS ANNUAL REPORT

                                                          MARCH 31, 2001

                                               NUMBER                      VALUE
                                              OF SHARES                   (000S)
COMMON STOCKS-96.7% - CONTINUED

TELECOMMUNICATIONS - 8.6% - (CONTINUED)
   Andrew Corp. *                                3,362                $         48
   Avaya, Inc. *                                11,700                         152
   BellSouth Corp.                              77,200                       3,159
   Cabletron Systems, Inc.                       7,600                          98
   CenturyTel, Inc.                              5,750                         165
   Cisco Systems, Inc.                         299,900                       4,742
   Citizen Communications Co.                   10,900                         138
   Comverse Technology, Inc. *                   6,800                         400
   Corning, Inc.                                37,900                         784
   Global Crossing Ltd. *                       36,465                         492
   JDS Uniphase Corp. *                         53,800                         992
   Lucent Technologies, Inc.                   140,300                       1,399
   Motorola, Inc.                               90,065                       1,284
   Network Appliance, Inc. *                    13,200                         222
   Nextel Communications, Inc. *                31,400                         451
   Nortel Networks Corp.                       131,100                       1,842
   QUALCOMM, Inc. *                             31,100                       1,761
   Qwest Communications International, Inc. *   68,255                       2,392
   SBC Communications, Inc.                    139,492                       6,225
   Scientific-Atlanta, Inc.                      6,700                         279
   Sprint Corp. (FON Group)                     36,500                         803
   Sprint Corp. (PCS Group) *                   38,400                         730
   Tellabs, Inc. *                              16,900                         688
   Verizon Communications Co.                  111,370                       5,491
   WorldCom, Inc. *                            118,717                       2,218
----------------------------------------------------------------------------------
                                                                            37,940
----------------------------------------------------------------------------------
TELEPHONE - 0.7%
   AT&T Corp.                                  154,955                       3,300
----------------------------------------------------------------------------------
TEXTILES - 0.1%
   Cintas Corp.                                  7,000                         276
----------------------------------------------------------------------------------
TOBACCO - 1.0%
   Philip Morris Cos., Inc.                     91,700                       4,351
   UST, Inc.                                     6,700                         201
----------------------------------------------------------------------------------
                                                                             4,552
----------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.1%
   Hasbro, Inc.                                  7,112                          92
   Mattel, Inc.                                 17,541                         311
----------------------------------------------------------------------------------
                                                                               403
----------------------------------------------------------------------------------
TRANSPORTATION - 0.5%
   Burlington Northern Santa Fe Corp.           16,128                         490
   CSX Corp.                                     8,824                         297
   FedEx Corp.                                  12,240                         510
   Norfolk Southern Corp.                       15,800                         265
   Union Pacific Corp.                          10,200                         574
----------------------------------------------------------------------------------
                                                                             2,136
----------------------------------------------------------------------------------
TRUCKING & LEASING - 0.0%
   Ryder System, Inc.                            2,500                          45
----------------------------------------------------------------------------------
TOTAL COMMON STOCKS
----------------------------------------------------------------------------------
(COST $335,311)                                                            427,362

                                            PRINCIPAL
                                             AMOUNT                      VALUE
                                             (000S)                     (000S)
SHORT-TERM INVESTMENTS-3.7%
   National Australia Bank, Grand Cayman,
     Eurodollar Time Deposit,
      5.44%, 4/2/01                       $  14,801                      14,801

U. S. Treasury Bill, (1)
      5.64%, 4/19/01                          1,295                       1,292
---------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
---------------------------------------------------------------------------------
(COST $16,093)                                                           16,093



---------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
---------------------------------------------------------------------------------
(COST $351,404)                                                         443,455
   Liabilities less Other Assets -                                       (1,671)
     (0.4)%
---------------------------------------------------------------------------------
NET ASSETS-100%                                                       $ 441,784



OPEN FUTURES CONTRACTS:

   TYPE    NUMBER OF  NOTIONAL   CONTRACT  CONTRACT  UNREALIZED
           CONTRACTS  AMOUNT     POSITION    EXP.       LOSS
                     (000S)                            (000S)
--------------------------------------------------------------
S&P 500    54        $15,784       Long      6/01      $(516)


(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

*NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


                                   NORTHERN FUNDS ANNUAL REPORT 103 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND

                                                NUMBER                        VALUE
                                              OF SHARES                       (000S)
  COMMON STOCKS-96.4%
  AEROSPACE/DEFENSE - 1.9%
     Northrop Grumman Corp.                       90,000                      $  7,830
     Raytheon Co., Class B                       240,000                         7,051
  --------------------------------------------------------------------------------------
                                                                                14,881
  --------------------------------------------------------------------------------------
  COMMERCIAL SERVICES - 10.4%
     Automatic Data Processing, Inc.             160,000                         8,701
     Concord EFS, Inc.*.                         250,000                        10,109
     Electronic Data Systems Corp.               500,000                        27,930
     Exodus Communications, Inc. *               750,000                         8,062
     First Data Corp.                            425,000                        25,377
  --------------------------------------------------------------------------------------
                                                                                80,179
  --------------------------------------------------------------------------------------
  COMPUTERS - 15.4%
     Agere Systems, Inc., Class A *            1,788,700                        11,054
     Brocade Communications Systems, Inc. *      130,000                         2,716
     Compaq Computer Corp.                     1,100,000                        20,020
     Dell Computer Corp. *                       600,000                        15,412
     EMC Corp. *                                 475,000                        13,965
     International Business Machines Corp.       270,000                        25,969
     Palm, Inc. *                              1,295,000                        10,886
     Sun Microsystems, Inc. *                  1,225,000                        18,828
  --------------------------------------------------------------------------------------
                                                                               118,850
  --------------------------------------------------------------------------------------
  ELECTRONICS - 2.0%
     Solectron Corp. *                           800,000                        15,208
  --------------------------------------------------------------------------------------
  INTERNET - 1.8%
     Check Point Software Technologies Ltd. *    162,500                         7,719
     eBay, Inc. *                                180,000                         6,514
  --------------------------------------------------------------------------------------
                                                                                14,233
  --------------------------------------------------------------------------------------
  MEDIA - 3.7%
     AOL Time Warner, Inc. *                     715,000                        28,707
  --------------------------------------------------------------------------------------
  OIL & GAS PRODUCERS - 0.5%
     Transocean Sedco Forex, Inc.                 90,000                         3,902
  --------------------------------------------------------------------------------------
  OIL & GAS SERVICES - 0.7%
     Schlumberger Ltd.                           100,000                         5,761
  --------------------------------------------------------------------------------------
  SEMICONDUCTORS - 18.9%
     Altera Corp. *                              200,000                         4,288
     Applied Materials, Inc. *                   490,000                        21,315
     Applied Micro Circuits Corp. *              110,000                         1,815
     Broadcom Corp. *                            160,000                         4,624
     Conexant Systems, Inc. *                    380,000                         3,396
     Intel Corp.                                 500,000                        13,156
     Kla-Tencor Corp. *                          150,000                         5,906
     Lam Research Corp.                          100,000                         2,375
     LSI Logic Corp. *                           275,000                         4,326
     Micron Technology, Inc. *                   575,000                        23,880
     Novellus Systems, Inc. *                    150,000                         6,084
     PMC - Sierra, Inc. *                         75,000                         1,905
     STMicroelectronics N.V.                     300,000                        10,251
     Taiwan Semiconductor Manufacturing
       Co. Ltd. ADR *                            150,000                         2,925
     Teradyne, Inc. *                            100,000                         3,300
     Texas Instruments, Inc.                     601,600                        18,638
     Transwitch Corp. *                          120,000                         1,575
     Triquint Semiconductor, Inc. *              150,000                         2,222
     Vitesse Semiconductor Corp. *               100,000                         2,381
     Xilinx, Inc. *                              320,000                        11,240
  ---------------------------------------------------------------------------------------
                                                                               145,602
  ---------------------------------------------------------------------------------------
  SOFTWARE - 24.1%
     Activision, Inc.                            125,000                         3,039
     BEA Systems, Inc. *                         105,000                         3,084
     Computer Associates International, Inc.     860,000                        23,392
     Electronic Arts, Inc. *                     925,000                        50,181
     Intuit, Inc. *                              665,000                        18,454
     Microsoft Corp. *                           550,000                        30,078
     Oracle Corp. *                            1,150,000                        17,227
     Parametic Technology Corp. *              1,250,000                        11,328
     PeopleSoft, Inc. *                          650,000                        15,235
     Siebel Systems, Inc. *                      150,000                         4,080
     Veritas Software Corp. *                    205,000                         9,479
  ---------------------------------------------------------------------------------------
                                                                               185,577
  ---------------------------------------------------------------------------------------
  TELECOMMUNICATIONS - 17.0%
     CIENA Corp. *                               400,000                        16,650
     Cisco Systems, Inc.                       1,173,972                        18,563
     JDS Uniphase Corp. *                        200,000                         3,688
     Lucent Technologies, Inc.                 1,000,000                         9,970
     Motorola, Inc.                            1,200,000                        17,112
     Nokia Corp. ADR                           1,000,000                        24,000
     Nortel Networks Corp.                       750,000                        10,537
     Oni Systems Corp. *                         425,000                         8,288
     QUALCOMM, Inc. *                            100,000                         5,663
     Tellabs, Inc. *                             400,000                        16,275
  ---------------------------------------------------------------------------------------
                                                                               130,746
  ---------------------------------------------------------------------------------------



SEE NOTES TO THE FINANCIAL STATEMENTS.


EQUITY FUNDS  104  NORTHERN FUNDS ANNUAL REPORT

                                                                 MARCH 31, 2001

                                                NUMBER                        VALUE
                                              OF SHARES                       (000S)
  COMMON STOCKS-96.4% - CONTINUED
----------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
----------------------------------------------------------------------------------------
  (COST $1,067,480)                                                           $743,646

                                              PRINCIPAL
                                                AMOUNT                        VALUE
                                                (000S)                        (000S)
  SHORT-TERM INVESTMENTS-5.2%
     National Australia Bank, Grand Cayman,
        Eurodollar Time Deposit,
        5.44%, 4/2/01                          $ 40,408                         40,408
----------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
----------------------------------------------------------------------------------------
  (COST $40,408)                                                                40,408



----------------------------------------------------------------------------------------
  TOTAL INVESTMENTS - 101.6%
----------------------------------------------------------------------------------------
  (COST $1,107,888)                                                            784,054


                                                 NUMBER                       VALUE
                                              OF CONTRACTS                    (000S)
  WRITTEN OPTION CONTRACTS - (0.1)%
     Entertainment Arts - April 60 Call           (500)                       $   (109)
     eBay, Inc. - April 45 Call                 (1,000)                           (100)
     Intuit, Inc. - April 50 Call               (1,250)                            (16)
     Intuit, Inc. - April 35 Call               (1,500)                            (75)
     Check Point Software Technologies Ltd.       (600)                            (39)
       -April 73.375 Call
     BEA Systems, Inc. - April 40 Call            (500)                            (25)
     Veritas Software Corp. - April 70 Call     (1,000)                            (40)
     Veritas Software Corp. - April 65 Call     (1,000)                            (60)
     Ceft - June 55 Call                        (1,500)                           (160)
----------------------------------------------------------------------------------------
  TOTAL WRITTEN OPTION CONTRACTS
----------------------------------------------------------------------------------------
  (COST $1,880)                                                                   (624)
     Liabilities less Other Assets -
       (1.5)%                                                                  (11,991)
----------------------------------------------------------------------------------------
  NET ASSETS-100%                                                             $771,439

* NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.


NORTHERN FUNDS ANNUAL REPORT  105  EQUITY FUNDS

EQUITY FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1  ORGANIZATION
Northern Funds (the "Trust") is a Delaware business trust, which was formed on February 7, 2000, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Global Communications, Growth Equity, Growth Opportunities, Income Equity, International Growth Equity, International Select Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Index, Small Cap Value, Stock Index and Technology Funds (collectively the "Funds") are separate, diversified investment portfolios of the Trust. Each of the Funds maintains its own investment objective. The Funds were formerly a series of Northern Funds, a Massachusetts business trust, and were reorganized into the Trust on July 31, 2000.

Northern Trust Investments, Inc. ("NTI"), a wholly owned subsidiary of The Northern Trust Company ("Northern Trust"), serves as investment adviser to the Funds other than International Growth Equity and International Select Equity Funds, which are advised by Northern Trust. Northern Trust also serves as custodian, fund accountant and transfer agent to the Funds. In addition, NTI and PFPC, Inc. ("PFPC") serve as co-administrators to the Funds.

2  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Short-term investments held by the Funds are valued using the amortized cost method, which approximates market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities traded on a recognized U.S. or foreign securities exchange are generally valued at the last quoted sales price on the securities exchange on which the securities are primarily traded. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities which are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are generally valued at the last sales price. Insurance funding agreements are valued at cost plus accrued interest, which approximates market value. Any securities for which current quotations are not readily available are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

C) FUTURES CONTRACTS - Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Fund and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2001, the Growth Equity, Small Cap Index, Small Cap Value and Stock Index Funds had entered into exchange-traded long futures contracts and the aggregate market value of securities pledged to cover margin requirements for open positions was approximately $991,000, $743,000, $3,077,000 and $1,292,000, respectively.

D) OPTIONS CONTRACTS - Each Fund may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.


EQUITY FUNDS 106 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

The cost of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

E) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

F) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in a Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


G) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

H) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their relative net assets.

I) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, if any, are declared and paid as follows:

                                  DECLARATION     PAYMENT
                                   FREQUENCY     FREQUENCY
--------------------------------------------------------------------------------
  Global Communications            ANNUALLY      ANNUALLY
  Growth Equity                    QUARTERLY     QUARTERLY
  Growth Opportunities             ANNUALLY      ANNUALLY
  Income Equity                     MONTHLY       MONTHLY
  International Growth Equity      ANNUALLY      ANNUALLY
  International Select Equity      ANNUALLY      ANNUALLY
  Large Cap Value                  ANNUALLY      ANNUALLY
  Mid Cap Growth                   QUARTERLY     QUARTERLY
  Select Equity                    ANNUALLY      ANNUALLY
  Small Cap Growth                 ANNUALLY      ANNUALLY
  Small Cap Index                  ANNUALLY      ANNUALLY
  Small Cap Value                  ANNUALLY      ANNUALLY
  Stock Index                      QUARTERLY     QUARTERLY
  Technology                       ANNUALLY      ANNUALLY
--------------------------------------------------------------------------------

Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment


                                   NORTHERN FUNDS ANNUAL REPORT 107 EQUITY FUNDS

EQUITY FUNDS
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


I) DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED) - income and realized gains (and losses). These differences are primarily related to foreign currency transactions, deferral of realized losses and capital loss carryforwards. Certain differences in treatment of income and capital gains for distributions, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

J) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income and capital gains to their shareholders.

For the period subsequent to October 31, 2000 through the fiscal year end, the following Funds incurred net capital losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands): Global Communications - $34,204, Growth Equity - $78,820, Growth Opportunities - $19,309, International Growth Equity - $86,182, International Select Equity - $35,313, Mid Cap Growth - $90,706, Select Equity - $48,910, Small Cap Growth - $99,534, Small Cap Index - $1,580, Stock Index - $4,589 and Technology - $298,917.

At March 31, 2001, the capital loss carryforwards for U.S. Federal income tax purposes and their respective year of expiration are as follows (IN THOUSANDS):

  FUND                                         MARCH 31, 2009
--------------------------------------------------------------------------------
  Global Communications                        $   7,851
  Growth Opportunities                               728
  International Select Equity                      2,046
  Mid Cap Growth                                  29,234
  Small Cap Growth                                75,935
  Technology                                     223,930
--------------------------------------------------------------------------------

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

3  INVESTMENT ADVISORY AND OTHER AGREEMENTS
Prior to January 1, 2001, Northern Trust served as co-administrator to the Funds and as investment adviser to the Funds other than the Large Cap Value, Small Cap Index, Small Cap Value and Stock Index Funds, which were and continue to be advised by NTI. Effective January 1, 2001, NTI became a wholly-owned subsidiary of Northern Trust, the co-administrator of the Funds and the investment adviser of the Funds other than the International Growth and International Select Equity Funds. The foregoing changes in investment adviser and co-administrator resulted from NTI's assumption of Northern Trust's rights and responsibilities under the advisory and co-administration agreements.

Pursuant to its advisory agreement with the Funds, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended March 31, 2001, the investment adviser voluntarily agreed to waive a portion of its advisory fees as shown on the accompanying Statements of Operations. The investment adviser also reimbursed the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                    ANNUAL     ADVISORY
                                   ADVISORY   FEES AFTER    EXPENSE
                                     FEES      WAIVERS    LIMITATIONS
--------------------------------------------------------------------------------
  Global Communications              1.25%       1.05%       1.30%
  Growth Equity                      1.00%       0.85%       1.00%
  Growth Opportunities               1.20%       1.00%       1.25%
  Income Equity                      1.00%       0.85%       1.00%
  International Growth Equity        1.20%       1.00%       1.25%
  International Select Equity        1.20%       1.00%       1.25%
  Large Cap Value                    1.00%       0.85%       1.10%
  Mid Cap Growth                     1.00%       0.85%       1.00%
  Select Equity                      1.20%       0.85%       1.00%
  Small Cap Growth                   1.20%       1.00%       1.25%
  Small Cap Index                    0.65%       0.50%       0.65%
  Small Cap Value                    1.20%       0.85%       1.00%
  Stock Index                        0.60%       0.40%       0.55%
  Technology                         1.20%       1.00%       1.25%
--------------------------------------------------------------------------------

The waivers and reimbursements described above are voluntary and may be terminated at any time.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets.

4  BANK LOANS
The Funds maintain a $50,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above the Fed Funds rate.

Interest expense for the year ended March 31, 2001 was approximately $1,000, $36,000, $44,000, $22,000, $4,000, $44,000 and $1,000 for the Global
Communications, International Growth Equity, International Select Equity, Mid Cap Growth, Select Equity, Small Cap Growth and Small Cap Index Funds, respectively. This amount is included in other expenses on the Statements of Operations.

As of March 31, 2001, International Growth Equity had an outstanding loan in the amount of $2,900,000. This amount is included in other liabilities on the Statements of Assets and Liabilities.


EQUITY FUNDS 108 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2001

5  INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 2001 were as follows:

                                                                           PURCHASES                     SALES
  AMOUNTS IN THOUSANDS                                        U.S. GOVERNMENT       OTHER      U.S. GOVERNMENT      OTHER
  Global Communications                                        $     --         $  226,540        $    --        $ 125,068
  Growth Equity                                                      --            711,338             --          747,357
  Growth Opportunities                                               --            176,870             --          100,739
  Income Equity                                                      --            125,878             --          176,032
  International Growth Equity                                        --          1,112,437             --        1,183,516
  International Select Equity                                        --            378,508             --          438,831
  Large Cap Value                                                    --             73,655             --           11,354
  Mid Cap Growth                                                     --          2,233,872             --        2,332,070
  Select Equity                                                      --          1,421,343             --        1,296,770
  Small Cap Growth                                                   --          1,976,657             --        2,035,009
  Small Cap Index                                                    --             59,908             --           72,742
  Small Cap Value                                                    --            128,123             --          150,302
  Stock Index                                                        --             67,818             --           55,438
  Technology                                                         --          3,268,940             --        3,452,959

At March 31, 2001, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                  UNREALIZED          UNREALIZED       NET APPRECIATION        COST BASIS
  AMOUNTS IN THOUSANDS                           APPRECIATION        DEPRECIATION       (DEPRECIATION)        OF SECURITIES
  Global Communications                          $    442            $ (27,660)          $ (27,218)           $  63,569
  Growth Equity                                   163,611              (67,685)             95,926              842,017
  Growth Opportunities                              3,099               (5,830)             (2,731)              57,403
  Income Equity                                    14,008               (9,936)              4,072              165,383
  International Growth Equity                      15,015              (58,246)            (43,231)             447,807
  International Select Equity                       3,461              (11,616)             (8,155)             137,335
  Large Cap Value                                   1,724               (1,646)                 78               67,194
  Mid Cap Growth                                   18,469              (65,188)            (46,719)             419,397
  Select Equity                                    18,108              (41,221)            (23,113)             443,334
  Small Cap Growth                                 17,781              (21,396)             (3,615)             265,913
  Small Cap Index                                  13,533              (24,899)            (11,366)              94,562
  Small Cap Value                                  23,435              (33,654)            (10,219)             197,261
  Stock Index                                     130,638              (40,121)             90,517              352,938
  Technology                                       24,407             (424,695)           (400,288)           1,184,342


                                   NORTHERN FUNDS ANNUAL REPORT 109 EQUITY FUNDS

EQUITY FUNDS
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

6 CAPITAL SHARE TRANSACTIONS
Transactions of shares of the Funds for the year ended March 31, 2001 were as follows:

                                                                                                                     NET
                                                                                REINVESTMENT                      INCREASE
  AMOUNTS IN THOUSANDS                                             SOLD         OF DIVIDENDS      REDEEMED       (DECREASE)
  Global Communications                                            15,058             --           (6,423)          8,635
  Growth Equity                                                     8,174          8,174          (10,564)          5,784
  Growth Opportunities                                             11,318             --           (2,673)          8,645
  Income Equity                                                     3,750          2,098           (5,853)             (5)
  International Growth Equity                                      82,551          6,127          (92,972)         (4,294)
  International Select Equity                                      15,043          2,594          (20,558)         (2,921)
  Large Cap Value                                                   5,948              1             (114)          5,835
  Mid Cap Growth                                                   14,486          5,435          (21,965)         (2,044)
  Select Equity                                                     8,881          2,089           (4,926)          6,044
  Small Cap Growth                                                 13,584          4,241          (19,133)         (1,308)
  Small Cap Index                                                   2,817          3,332           (3,813)          2,336
  Small Cap Value                                                   7,494          4,543           (7,229)          4,808
  Stock Index                                                       8,446          1,203           (6,127)          3,522
  Technology                                                       21,936         22,468          (28,307)         16,097

Transactions of shares of the Funds for the year ended
March 31, 2000 were as follows:

                                                             ISSUED UPON     REINVESTMENT                       NET INCREASE
  AMOUNTS IN THOUSANDS                        SOLD          CONVERSION(1)    OF DIVIDENDS       REDEEMED         (DECREASE)
  Growth Equity                               6,719           21,398            3,413            (7,163)          24,367
  Income Equity                              10,786            9,504              700           (14,811)           6,179
  International Growth Equity                19,413           14,322            2,946            (4,496)          32,185
  International Select Equity                 8,667               --            1,447            (2,038)           8,076
  Mid Cap Growth                             31,157               --              106            (2,550)          28,713
  Select Equity                               8,853               --              345            (3,085)           6,113
  Small Cap Growth                           29,574               --               40              (944)          28,670
  Small Cap Index                               304           14,297              134            (5,372)           9,363
  Small Cap Value                             5,523               --            1,272           (14,574)          (7,779)
  Stock Index                                 6,901           14,818              104            (4,411)          17,412
  Technology                                 23,613           10,530            2,936            (5,342)          31,737

(1) CONVERSION FROM NORTHERN COMMON TRUST FUNDS ON SEPTEMBER 3, 1999.

7  SUBSEQUENT EVENT
On May 2, 2001 NTI and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a wholly owned subsidiary of Northern Trust, assumed Northern Trust's rights and responsibilities as investment adviser of the International Growth and International Select Equity Funds.


EQUITY FUNDS 110 NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE NORTHERN FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Communications Fund, Growth Equity Fund, Growth Opportunities Fund, Income Equity Fund, International Growth Equity Fund, International Select Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund, and Technology Fund, fourteen of the portfolios comprising the Northern Funds (a Delaware business trust) as of March 31, 2001, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Northern Funds as of March 31, 2001, the results of their operations, changes in their net assets, and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP
Chicago, Illinois
May 17, 2001



                                   NORTHERN FUNDS ANNUAL REPORT 111 EQUITY FUNDS

EQUITY FUNDS
TAX INFORMATION (UNAUDITED)

CAPITAL GAIN DISTRIBUTIONS

Each of the following Funds made capital gain distributions in December, 2000, and hereby designates 100% of the long-term capital gain distribution as 20%-rate capital gain dividends:

  Fund
  Growth Equity                                    $2.35
  Income Equity                                     0.94
  International Growth Equity                       0.34
  International Select Equity                       0.45
  Mid Cap Growth                                    0.40
  Select Equity                                     1.86
  Small Cap Index                                   2.05
  Small Cap Value                                   4.13
  Stock Index                                       1.24
  Technology                                        6.60

CORPORATE DIVIDENDS RECEIVED DEDUCTION

A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

                                               Corporate DRD
  Fund                                          Percentage
  Income Equity                                    23.92%
  Large Cap Value                                  62.69
  Small Cap Index                                  25.16
  Small Cap Value                                   5.94
  Stock Index                                      80.33

FOREIGN TAX CREDIT

The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them. The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries are as follows:

  Fund                               Taxes        Income
  International Growth Equity       $0.0246       $0.2182
  International Select Equity        0.0249        0.2329

The Funds will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.



EQUITY FUNDS 112 NORTHERN FUNDS ANNUAL REPORT


                                                                          When building a sound Northern Funds investment strategy,
                                                                          you'll want to select a mix of equity, fixed income
                                                                          and money market funds that have return potential and an
                                                                          acceptable level of risk. For more information about
                                                                          Northern Funds, including management fees and expenses,
RISK/REWARD                                                               call 800/595-9111 for a prospectus. Please read the
POTENTIAL                                                                 prospectus carefully before investing.

                                                                          NORTHERN FUNDS
------------------------------------------------------------------------------------------------------------------------------------

                                                               HIGH       GROWTH
[FAMILY WITH PONTOON PLANE]                                    /|\        ----------------------------------------------------------
                                                                |         INTERNATIONAL EQUITIES & SECTOR FUNDS
EQUITY FUNDS Domestic and international                         |         Global Communications Fund
offering you opportunities for capital                          |         Technology Fund
and appreciation and long-term growth.                          |         International Select Equity Fund
                                                                |         International Growth Equity Fund
                                                                |
                                                                |         ----------------------------------------------------------
                                                                |         SMALL- & MEDIUM-CAPITALIZATION EQUITIES
                                                                |         Growth Opportunities Fund
                                                                |         Small Cap Growth Fund
                                                                |         Small Cap Value Fund
                                                                |         Small Cap Index Fund
                                                                |         Mid Cap Growth Fund
                                                                |
                                                                |         ----------------------------------------------------------
                                                                |         INCOME & LARGE-CAPITALIZATION EQUITIES
                                                                |         Select Equity Fund
                                                                |         Growth Equity Fund
RISK/REWARD POTENTIAL                                           |         Large Cap Value Fund
                                                                |         Stock Index Fund
                                                                |         Income Equity Fund
                                                                |
----------------------------------------------------------------|-------------------------------------------------------------------
                                                                |
                                                                |         INCOME
                                                                |         ----------------------------------------------------------
[COUPLES AT OPERA]                                              |         LONGER-TERM, INTERNATIONAL & HIGH YIELD BONDS
                                                                |         High Yield Fixed Income Fund
FIXED INCOME FUNDS Taxable and tax-exempt --                    |         High Yield Municipal Fund
providing you with the potential for                            |         Global Fixed Income Fund
current income with both domestic and                           |         California Tax-Exempt Fund
international choices.                                          |         Arizona Tax-Exempt Fund
                                                                |         Tax-Exempt Fund
                                                                |         Fixed Income Fund
                                                                |
                                                                |         ----------------------------------------------------------
                                                                |         INTERMEDIATE-TERM BONDS
                                                                |         Florida Intermediate Tax-Exempt Fund
                                                                |         California Intermediate Tax-Exempt Fund
                                                                |         Intermediate Tax-Exempt Fund
                                                                |         Short-Intermediate U.S. Government Fund
                                                                |         U.S. Government Fund
                                                                |
----------------------------------------------------------------|-------------------------------------------------------------------
                                                                |
                                                                |         LIQUIDITY
[FAMILY HORSEBACK RIDING]                                       |         ----------------------------------------------------------
                                                                |         MONEY MARKET SECURITIES
MONEY MARKET FUNDS Helping you meet your                        |         California Municipal Money Market Fund
cash management and short-term                                  |         Municipal Money Market Fund
investment needs.                                               |         U.S. Government Select Money Market Fund
                                                                |         U.S. Government Money Market Fund
                                                                |         Money Market Fund
                                                               \|/
                                                               LOW
                                                                          AN INVESTMENT IN THE MONEY MARKET FUNDS IS NOT
                                                                          INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER
                                                                          GOVERNMENTAL AGENCY. ALTHOUGH THE FUNDS SEEK TO
                                                                          MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS
                                                                          POSSIBLE TO LOSE MONEY.

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                                                                   EQTY ANR 5/01
--------------------------------------------------------------------------------

-C-2001 Northern Trust Corporation. Northern Funds Distributors, LLC, an independent third party.

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                                                                      PAID
                                                                   CHICAGO, IL
                                                                  PERMIT NO. 941
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         800/595-9111
         northernfunds.com


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